                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant  /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /     Preliminary Proxy Statement                                                  / / Confidential, for use of Commission only
/X/     Definitive Proxy Statement                                                       (as permitted by Rule 14a-6(e)(2))
/ /     Definitive Additional Materials
/ /     Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      American Retirement Villas Properties
                        a California Limited Partnership
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                      American Retirement Villas Properties
                        a California Limited Partnership
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/ /     $125 per Exchange Act Rule 14a-6(i)(1).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/X/     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

                            CALCULATION OF FILING FEE


        ================================================================
        Proposed Aggregate Consideration
                 to be Received
             for Partnership Assets                 Amount of Filing Fee
        ----------------------------------------------------------------
                  $22,700,000                              $4,540
        ================================================================

                               -----------------

/X/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount previously paid:  $4,540
         2)  Form, Schedule or Registration Statement No.:  Schedule 14A
         3)  Filing Party:  American Retirement Villas Properties
         4)  Date Filed:  July 6, 1995

                         CONSENT SOLICITATION STATEMENT


                                 August 29, 1995


                     AMERICAN RETIREMENT VILLAS PROPERTIES,
                        a California limited partnership
                               (the "Partnership")

               Solicitation of Consents to Sell the Partnership's
                       Assets and Dissolve the Partnership
                                       by

                            ARV ASSISTED LIVING, INC.
                        formerly ARV Housing Group, Inc.
                              ("Managing Partner")
                          245 Fischer Avenue, Suite D-1
                          Costa Mesa, California 92626

To the Holders of Units Representing Limited Partnership Interests of the Partnership (the "Unitholders"):

         The Partnership has entered into an agreement (the "Agreement") with Nationwide Health Properties, Inc., a Maryland corporation ("Purchaser"), pursuant to which Purchaser will purchase the Maria del Sol, Rancho Park Villa, Tamalpais Creek and Villa Bonita congregate care facilities and the real property upon which they are located (collectively, the "Properties") from the Partnership for a total consideration of $22,700,000 in cash (the "Purchase Price"). The sale of the Properties (the "Transaction") is subject to the approval of the Unitholders of record as of August 28, 1995 (the "Notice Date") and other conditions set forth in the Agreement, the form of which is attached hereto as Appendix A. If approved, the sale of the Properties is expected to close on or around October 15, 1995.

         If the sale of the Properties pursuant to the Agreement and dissolution of the Partnership are approved by Unitholders who own more than 50% of the Partnership Interests (as defined below) of the Partnership, Purchaser will, subject to the terms and conditions set forth in the Agreement, pay the Purchase Price for the Properties, and the net proceeds from the sale of the Properties (the "Proceeds of Sale") will be disbursed in accordance with the terms of the Partnership's Limited Partnership Agreement (the "Partnership Agreement"). Following the sale of the Properties, which constitute substantially all of the Partnership's assets, the remaining assets of the Partnership (if any) will be sold and the proceeds (if any) will be distributed in accordance with the provisions of the Partnership Agreement and the Partnership will be dissolved.

         The Managing Partner has estimated that the Unitholders will receive liquidating proceeds of approximately $714 per Limited Partnership Unit, including Proceeds of Sale equal to approximately $697 per Unit. The Managing Partner has estimated that, for federal income tax purposes, taxable Unitholders will have ordinary income of approximately $114 per Unit and Section 1231 gain of approximately $196 per Unit, and tax-exempt investors will have an ordinary loss of approximately $50 per Unit and no Section 1231 gain, for the Partnership's 1995 tax year. Additionally, the Unitholders may recognize gain or loss upon liquidation of the Partnership, as discussed in "Certain Federal Income Tax Considerations." Furthermore, upon a sale of the Properties and the liquidation of the Partnership, the Unitholders may, as described in "Certain Federal Income Tax Considerations," be able to deduct for federal income tax purposes their allocable share of any "passive activity losses" generated by the Partnership to the extent that the Unitholders otherwise have not been able to deduct such losses. Since the inception of the Partnership through December 31, 1994, the Partnership has allocated to taxable Unitholders approximately $71 per Unit of net losses and $61 per Unit of capital gain, which gain was passed through to the taxable Unitholders in 1990. Such gain or loss would be "passive activity gain or loss" for Unitholders who have not materially participated in the activity in which the Partnership is engaged. The actual amount of income, gain and loss to be recognized by the Unitholders upon the sale of the Properties and liquidation of the Partnership will depend upon the actual facts relating to the sale of the Properties and upon each Unitholder's personal tax situation.

         The General Partners believe that the Transaction is fair and offers the Unitholders an opportunity to realize immediate liquidity of their investment at the fair market value. See "Analysis of Transaction." In addition, Robert A. Stanger & Co., Inc. ("Stanger") has delivered its opinion to the Partnership that the consideration to be paid to the Partnership for the portfolio of Properties is fair. See "Fairness Opinion." A copy of Stanger's Fairness Opinion is attached hereto as Appendix B. The Properties are being sold at their appraised fair market values as determined by Senior Living Valuation Services, Inc., an independent appraisal firm specializing in the valuation of senior retirement facilities ("Appraiser"). See "Analysis of the Transaction." A copy of the appraisal report summaries for the Properties prepared by the Appraiser is attached hereto as Appendix C.

         The Managing Partner has certain conflicts of interest in connection with the Transaction. See "Conflicts of Interest." The Managing Partner believes the most significant of these conflicts is that the Managing Partner will continue to have an interest in the Properties if the Transaction is approved and completed. Concurrent with the sale of the Properties to Purchaser, Purchaser will lease the Properties to the Managing Partner or one of its wholly-owned subsidiaries. The Managing Partner will thus succeed the Partnership as the operator of the Properties, will receive all of the revenue from operating the Properties and will pay rent to Purchaser. Therefore, although the Managing Partner believes that the terms of the Transaction are fair, the Managing Partner is making no recommendation in connection with this Consent Solicitation Statement.

         Sale of the Properties and dissolution of the Partnership may trigger adverse tax consequences for some Unitholders. See "Certain Federal Income Tax Considerations." In addition, Unitholders will no longer receive quarterly distributions and may be losing an opportunity to benefit from possible future improvement in the fair market value of the Properties. See "Management's Discussion and Analysis of Financial Condition and Results of Operations."

         In the event the Transaction and dissolution of the Partnership are not approved by the Unitholders, the Partnership will continue to own and operate the Properties. As opportunities arise, the General Partners may pursue strategies to increase the Unitholders' liquidity, including refinancing existing indebtedness to take advantage of lower interest rates or to pay greater distributions, borrowing additional funds secured by some or all of the Properties to pay larger distributions, or soliciting offers for the sale of one, some or all of the Properties. By continuing to own and operate the Properties, the Partnership will continue to earn income and make distributions to the Unitholders. The Partnership would also benefit from any increase in the value of the Properties over time. See "Analysis of the Transaction."

         This Consent Solicitation is made by the Managing Partner on behalf of the Partnership and seeks your approval of the Transaction and the subsequent dissolution and winding up of the Partnership. The cost of this Consent Solicitation is being borne by the Partnership. See "Distribution of the Proceeds of Sale."

THE CONSENT SOLICITATION WILL EXPIRE AT 5:00 P.M. PACIFIC DAYLIGHT TIME ON OCTOBER 2, 1995 (THE "CONSENT DATE") UNLESS EXTENDED OR TERMINATED EARLIER. CONSENTS MAY BE REVOKED AT ANY TIME UP TO THE CONSENT DATE (SEE "APPROVAL BY THE UNITHOLDERS").

ANY QUESTIONS ABOUT THIS CONSENT SOLICITATION OR REQUESTS FOR COPIES OF DOCUMENTS MAY BE DIRECTED TO THE INFORMATION AGENT, THE HERMAN GROUP, INC., 13760 NOEL ROAD, SUITE 320, DALLAS, TEXAS (BY MAIL: P.O. BOX 803248, DALLAS, TEXAS 75380-9949), PHONE NUMBER (800) 747-2966, FACSIMILE NUMBERS (214) 991-4422
OR (214) 991-4432.

                               TABLE OF CONTENTS

                                                                                                PAGE
                                                                                                ----
SUMMARY OF THE TRANSACTION TO BE VOTED ON BY UNITHOLDERS . . . . . . . . . . . . . . . . . . .   5
    Transaction Summary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
    Reasons for the Sale . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
    Disadvantages of the Transaction . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

THE PARTNERSHIP  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
    Annual Distributions Paid Per $1,000 Unit  . . . . . . . . . . . . . . . . . . . . . . . .   8
    Cumulative Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
    Market for the Units . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8

THE PURCHASER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

ANALYSIS OF THE TRANSACTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

DISTRIBUTION OF THE PROCEEDS OF SALE   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

CONFLICTS OF INTEREST  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
    Managing Partner's Continuing Interest in the Properties . . . . . . . . . . . . . . . . .  16
    Distribution to Managing Partner Upon Sale and Liquidation . . . . . . . . . . . . . . . .  16
    No Independent Representative for Unitholders  . . . . . . . . . . . . . . . . . . . . . .  16
    Incentive Distribution to General Partners Upon Sale . . . . . . . . . . . . . . . . . . .  16

SUMMARY OF PURCHASE AGREEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
    Summary of Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
    Terms of the Purchase and Sale Agreement . . . . . . . . . . . . . . . . . . . . . . . . .  17
    Conditions to Purchaser's Performance  . . . . . . . . . . . . . . . . . . . . . . . . . .  17
    Closing Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
    Closing Costs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
    Representations and Warranties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
    Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
    Approval of the Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
    Lease Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

INFORMATION CONCERNING PROPERTY APPRAISALS   . . . . . . . . . . . . . . . . . . . . . . . . .  21
    Real Estate Appraisals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
    Summary of Methodology . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
    Conclusions as to Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
    Assumptions, Limitations, and Qualification of the Appraisals  . . . . . . . . . . . . . .  25
    Compensation and Material Relationships  . . . . . . . . . . . . . . . . . . . . . . . . .  25

FAIRNESS OPINION   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
    Experience of Stanger  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
    Summary of Materials Considered  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
    Summary of Analysis  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
    Conclusions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
    Assumptions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
    Limitations and Qualifications . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
    Compensation and Material Relationships  . . . . . . . . . . . . . . . . . . . . . . . . .  28

                                                                                               PAGE
                                                                                               ----
THE PROPERTIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
     RCFE/AL Facilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
     Historical Occupancy Rates of the Properties . . . . . . . . . . . . . . . . . . . .   29
     Historical Monthly Rental Rates of the Properties  . . . . . . . . . . . . . . . . .   30
     Rancho Park Villa  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
     Villa Bonita . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
     Maria del Sol  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
     Tamalpais Creek  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30

SELECTED FINANCIAL DATA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
  FINANCIAL CONDITION AND RESULTS OF OPERATIONS . . . . . . . . . . . . . . . . . . . . .   31
     Overview . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
     Results of Operations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
     Impact of Inflation and Changing Prices  . . . . . . . . . . . . . . . . . . . . . .   37
     Liquidity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
     Capital Resources  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   38
     Policies and Practices Regarding Real Estate Impairment  . . . . . . . . . . . . . .   38

DISSOLUTION AND WINDING UP OF THE PARTNERSHIP . . . . . . . . . . . . . . . . . . . . . .   38

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . . . . .   39
     Tax Consequences of the Transaction  . . . . . . . . . . . . . . . . . . . . . . . .   39
     Liquidation of the Partnership . . . . . . . . . . . . . . . . . . . . . . . . . . .   40

APPROVAL BY THE UNITHOLDERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   41
     Vote Required  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   41
     Extension of Consent Date:  Termination and Amendment  . . . . . . . . . . . . . . .   41
     Dissenter's Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   41
     Revocation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   41
     Method of Solicitation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   41

ATTACHMENTS

     Schedule 1 - Financial Statements and Supplementary Data
     Appendix A - Form of Agreement with Nationwide Health Properties, Inc.
     Appendix B - Fairness Opinion
     Appendix C - Property Appraisal Summaries
     Appendix D - Consent

                    SUMMARY OF THE TRANSACTION TO BE VOTED ON
                                 BY UNITHOLDERS

         The Managing Partner, on behalf of the Partnership, is soliciting the consents (the "Consents") of the Unitholders with respect to the proposed sale of the Maria del Sol, Rancho Park Villa, Tamalpais Creek and Villa Bonita congregate care/assisted living facilities and the real property upon which they are located (collectively, the "Properties") to Nationwide Health Properties ("Purchaser"), a Maryland corporation, and the subsequent dissolution of the Partnership.

         TRANSACTION SUMMARY. The sale of the Properties and dissolution of the Partnership is subject to, among other things, the approval of the Unitholders of record as of August 28, 1995 (the "Notice Date"). If the sale of the Properties is approved by Unitholders who own more than 50% of the Units of the Partnership, Purchaser will, subject to the terms and conditions set forth in the Agreement (the form of which is attached as Appendix A), pay $22,700,000 (the "Purchase Price") for the Properties, and the proceeds from the sale of the Properties (the "Proceeds of Sale") will be disbursed in accordance with the terms of the Partnership's Limited Partnership Agreement (the "Partnership Agreement"). Following the sale of the Properties (the "Transaction"), which constitutes substantially all of the Partnership's assets, the remaining assets of the Partnership (if any) will be sold and the proceeds (if any) will be distributed in accordance with the provisions of the Partnership Agreement and the Partnership will be dissolved.

         The Purchase Price is equal to the appraised fair market value of the Properties. See "Analysis of the Transaction." The Properties will be leased back by the Managing Partner concurrently with the close of the sale. See "Summary of the Purchase Agreement" and "Conflicts of Interest."

         The General Partners believe that the Transaction is fair and offers the Unitholders an opportunity to realize immediate liquidity and return on their investment. See "Analysis of Transaction" and "Conflicts of Interest." Total liquidation proceeds available for distribution to Unitholders (including the Proceeds of Sale described below) will approximate $21,431,940 (approximately $714 per Unit). As explained more fully in "Distribution of the Proceeds of Sale," the liquidation proceeds are inclusive of the distribution of Proceeds of Sale equal to approximately $20,920,663 (approximately $697 per Unit).

         The General Partners believe that the Purchase Price is a fair price for the portfolio of Properties. In addition, Robert A. Stanger & Co., Inc. ("Stanger") has delivered its opinion to the Partnership that the consideration to be paid to the Partnership for the portfolio of Properties is fair, from a financial point of view. See "Fairness Opinion." A copy of Stanger's Fairness Opinion is attached as Appendix B.


         REASONS FOR THE SALE. The General Partners believe that the Transaction is fair for the following reasons:

- The Transaction offers the Unitholders an opportunity to liquidate their investment in the Partnership and obtain a return of cash in the time frame anticipated (five to seven years) when the Units were initially sold. The presently available alternative to a Unitholder to obtain liquidity is to transfer Units on the secondary market. The General Partners believe that the consideration Unitholders might receive for a sale of the Units on the secondary market would be significantly less than the cash distribution produced by the Transaction. See "The Partnership" and "Distribution of the Proceeds of Sale."

- The sale of all four Properties at the same time results in reduced costs to the Partnership relative to a Property by Property sale. Cost savings include the avoidance of brokerage commissions which are typically paid when selling properties to third parties, significantly reduced escrow fees, savings on legal fees and other savings. See "Analysis of the Transaction." In addition, if the Properties were sold individually, the Partnership would continue to incur Partnership costs during the time period the Properties were being liquidated. See "Management's Discussion and Analysis of Financial Condition and Results of Operations."

- The Managing Partner believes that this may be an opportune time to sell the Properties. The Properties have achieved more or less stabilized occupancy and have improved operations during the last two years. See "The Properties" and "Management's Discussion and Analysis of Financial Condition and Results of Operations." In addition, conditions for the sale of assisted living properties have improved. See "Information Concerning Property Appraisals."

- The General Partners will receive no incentive fees associated with the sale of the Properties. The Managing Partner currently has the right to receive a 10% Partnership Management Fee. If the Properties are sold and the Partnership dissolved, the General Partners will receive only 1% of the Proceeds of Sale (as opposed to the 10% Partnership Management Fee while the Partnership owns the Properties). See "Distribution of the Proceeds of Sale" and "Conflicts of Interest."

- The Partnership engaged the services of an independent appraiser who specializes in the valuation of senior retirement facilities to determine the fair market value of the Properties. See "Information Concerning Property Appraisals." The Purchase Price is equal to the appraised fair market value of the Properties. A Fairness Opinion attached as Appendix B was obtained by the Managing Partner from an independent third party which concluded that the consideration to be paid to the Partnership for the portfolio of Properties as proposed herein is fair, from a financial point of view. See "Fairness Opinion."

- The Purchase Price is the result of arms' length negotiations with the Purchaser which is paying cash for the Properties. See "Analysis of the Transaction."

         DISADVANTAGES OF THE TRANSACTION. In making their decision whether to vote in favor of the Transaction and dissolution of the Partnership, the Unitholders should consider the following:

- There are certain conflicts of interest in the Transaction, including the fact that the Managing Partner will be leasing back the Properties from the Purchaser if the Transaction is approved. The Managing Partner will pay rent to Purchaser and will receive all revenue from operating the Properties. See "Conflicts of Interest."

- Sale of the Properties and dissolution of the Partnership may trigger adverse tax consequences for some Unitholders. See "Certain Federal Income Tax Considerations."

- The Managing Partner has neither solicited nor received other offers to purchase the Properties. If additional offers had been solicited or received it is possible that the Managing Partner might have obtained a higher purchase price for the Properties.

- In voting to sell the Properties and liquidate the Partnership at this time, the Unitholders will no longer receive quarterly distributions and may be losing an opportunity to benefit from possible future improvement in the fair market value of the Properties. See "Management's Discussion and Analysis of Financial Condition and Results of Operations."

         The Managing Partner is a General Partner of the Partnership and Gary
L. Davidson and John A. Booty are both affiliates of the Managing Partner and General Partners of the Partnership. In the event the Transaction is approved, the Managing Partner will lease the Properties from Purchaser under terms outlined in "Summary of the Purchase Agreement -- Lease Agreement." The Managing Partner has substantial conflicts of interest with respect to the Transaction. See "Conflicts of Interest." The Managing Partner therefore makes no recommendation in connection with this Consent Solicitation.


                                THE PARTNERSHIP

         The Partnership is a California limited partnership formed in September, 1985. The Partnership raised $30 million from the sale of 30,000 units representing limited partnership interests of the Partnership (the "Units") at $1,000 per Unit in a registered public offering of the Units completed in July 1988. The Partnership received net proceeds from that offering totalling approximately $25,650,000, all of which were invested in four congregate care facilities (also known as "residential care facilities for the elderly/assisted living ("RCFE/AL") facilities") or used to pay fees to the General Partners as authorized by the Partnership Agreement. See "The Properties." At the time the Units were sold, Unitholders' investments were projected have a life of five to seven years, with an exit strategy planned to be proposed in that time frame.

         As of June 30, 1995, there were 3,416 Unitholders of record owning 30,000 Units. The Managing Partner owns six Units in the Partnership. In addition, American Senior Housing Fund, L.P., a California limited partnership controlled by the individual General Partners and an affiliate of the Managing Partner, owns approximately 112 Units. No person is known by the Partnership to own beneficially more than 5% of the outstanding Units.

         The general partners of the Partnership are the Managing Partner, Gary L. Davidson, John A. Booty, John S. Jason and Tony Rota (collectively, the "General Partners"). Gary L. Davidson is the Chairman of the Board and a Director of the Managing Partner. John A. Booty is a Director and the President of the Managing Partner. The four individual General Partners are shareholders of the Managing Partner and, on a combined basis, owned approximately 52% of the shares of the Managing Partner as of June 30, 1995.

         The Partnership Agreement provides that the General Partners own a 1% interest in the Partnership's profits, losses and distributions but does not specify how that interest is to be divided among the General Partners. By agreement of the General Partners the four individual General Partners each own a .2475% interest in the Partnership's profits, losses and distributions and the Managing Partner owns a .01% interest in the Partnership's profits, losses and distributions so long as the Partnership owns and operates the Properties. Upon a sale of the Properties and/or dissolution of the Partnership, the General Partners have agreed that the Managing Partner will receive all of the Proceeds of Sale and liquidating distribution payable to the General Partners.

         For the period from inception of the Partnership through June 30, 1995, cash distributions from operations have totalled $448.58 per Unit based on the weighted number of Units outstanding over the life of the Partnership. A summary of distributions is as follows.

         ANNUAL DISTRIBUTIONS PAID PER $1,000 UNIT.

----------------------------------------------------------------------------------------------------------------
                           Weighted
                           Average         1989       1990        1991       1992      1993       1994     1995
                          1987/1988*                   **                                                  ***
----------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS %              4.27%         3.25%      11.51%      6.39%    6.50%      6.00%      5.43%     6.00%
----------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS****          $42.70        $32.50     $115.09    $ 63.91    $65.05    $60.03     $54.29    $15.01
----------------------------------------------------------------------------------------------------------------

*        Based on the weighted number of Units outstanding during years 1987 and
         1988

** Includes sale of excess Rancho Park Villas land with proceeds distributed to Unitholders. These proceeds account for 6% of the 11.51% listed.

***      First quarter distribution only, with annualized percentage

****     Distributions per weighted average of all Units outstanding


         CUMULATIVE DISTRIBUTIONS.


----------------------------------------------------------------------------------------------
                            INITIAL                       TOTAL                          YEARS
                            PURCHASE                  DISTRIBUTIONS                       HELD
----------------------------------------------------------------------------------------------
INVESTMENT                  $1,000.00                   $  448.58*                        7.5
----------------------------------------------------------------------------------------------
                            $5,000.00                   $2,242.90*                        7.5
----------------------------------------------------------------------------------------------
                           $10,000.00                   $4,485.80*                        7.5
----------------------------------------------------------------------------------------------

* Based on the weighted number of Units outstanding over the life of the Partnership.

         The sum of the $448.58 per Unit distributions from operations since the inception of the Partnership (based on the weighted number of Units outstanding over the life of the Partnership) and the estimated distribution of Proceeds of Sale and liquidation proceeds of approximately $714 per Unit will exceed by $162.58 the original $1,000 investment per Unit invested by each initial Unitholder.

         Through August 15, 1995, Unitholders have received aggregate distributions totalling $13,424,698. When added to Proceeds of Sale and other amounts which will be distributed upon liquidation of the Partnership, it is anticipated that Unitholders will have received a total of $34,633,889 on the original total investment of $30 million. This will result in a total return of 16.25% in excess of the original investment on a pre-tax basis (from the date the initial offering closed in July 1988).

         MARKET FOR THE UNITS. The Units are not listed on any national or regional securities exchange or quoted on the NASDAQ system, and there is no established public trading market for the Units. Secondary sales activity for the Units has been limited and sporadic. The Managing Partner monitors transfers of the Units (a) because the admission of the transferee as a substitute Limited Partner requires the consent of the General Partners under the Partnership Agreement, and (b) in order to track compliance with safe harbor provisions to avoid treatment as a "publicly traded partnership" for tax purposes.

         Set forth in the following tables is certain information regarding sale transactions involving the Units. The information set forth below was obtained from the sources indicated. The transactions reflected in the tables below represent only some of the sale transactions in the Units. There have been other secondary sale transactions in the Units, although specific information regarding such transactions is not readily available. Because the information regarding sale transactions in the Units included in the tables below is provided without verification by the Managing Partner and because the information provided does not reflect sufficient activity to cause the prices shown to be representative of the values of the Units, such information should not be relied upon as indicative of the ability of Unitholders to sell their units in secondary sale transactions or as to the prices at which such Units may be sold. Therefore, the information presented should not necessarily be relied upon by Unitholders in determining how to vote their Consent.

         The Managing Partner does not believe that the secondary sale prices of the Units accurately reflect the value of the assets of the Partnership because secondary sale prices are adversely affected by a variety of factors unrelated to the value of the assets of a limited partnership. Limited partner interests are generally traded on a sporadic basis. Sale prices can vary dramatically based on the number of interests sold at once or over time. Additionally, the Tax Reform Act of 1986 contained provisions which caused limited partnerships to place restrictions on transfers of interests in order to avoid taxation of income at the partnership and partner levels. Accordingly, limited partnerships have not been well received by investors and secondary sale prices have been adversely affected.

         While the Managing Partner receives some information regarding the prices at which secondary sale transactions in the Units have been effectuated, the Managing Partner does not receive or maintain comprehensive information regarding the activities of all broker/dealers and others known to facilitate from time to time, or on a regular basis, secondary sales of the Units. Therefore, the details of some transactions may not be reflected in the transfer records of the Partnership. The Managing Partner provides the following information regarding the sale transactions (i.e., excluding transactions believed to be between related parties, family members or the same beneficial owner) reported to it by selling Unitholders:


                     SECONDARY MARKET PARTNERSHIP UNIT SALES
                   FROM JANUARY 1, 1993 THROUGH JUNE 30, 1995
                       AS TRACKED BY THE MANAGING PARTNER

                                                                          NUMBER OF UNITS
                            TRANSACTION PRICE PER UNIT                     FOR WHICH SALE
       PERIOD               HIGH                 LOW                     PRICES WERE TRACKED
       ------               ----                 ---                     -------------------
        1993                  $750               $400                          89.5

        1994                  $554               $390                          41.5

        1995                  $555               $425                          59.5
    (First Half)

         Other Secondary Market Information. The information below was obtained from Stanger, who maintains the data for publication, and summarizes secondary-market prices for the Units based on actual transactions during the reporting periods indicated. When no information is reported for a particular period, it means that no trade during that period was reported to Stanger. The Managing Partner does not know which of the secondary-market firms reported the transactions, or the number or size of transactions, or whether the transaction prices are before or after commissions.

         The information set forth below is provided without verification by the Managing Partner and is subject to the following qualifications:

         "Limited partnerships are designed as illiquid, long-term investments. Secondary-market prices generally do not reflect the current value of partnership assets, nor are they indicative of total return since prior cash distributions and tax benefits received by the original investor are not reflected in the price. Transaction prices are not verified by Robert A. Stanger & Company."

                                     TRANSACTION PRICE PER UNIT                   NUMBER OF
     REPORTING PERIOD                 HIGH                 LOW                  UNITS TRADED
     ----------------                 ----                 ---                  ------------
 1991
          Quarter 1                    --                   --                       --
          Quarter 2                  $450.00              $400.00                    10
          Quarter 3                  $600.00              $400.00                    32
          Quarter 4                  $525.00              $400.00                    35

 1992

          Quarter 1                  $527.00              $500.00                    30
          Quarter 2                    --                   --                       --
          Quarter 3                  $618.00              $618.00                    10
          Quarter 4                  $598.10              $482.00                    32

 1993

          Quarter 1                  $509.00              $415.00                    69
          Quarter 2                  $600.00              $500.00                    69
          Quarter 3                  $546.00              $500.00                    60
          Quarter 4                  $510.00              $374.04                    49


 1994
          Quarter 1                  $575.00              $554.02                    36
          Quarter 2                  $554.00              $480.00                    96
          Quarter 3                  $550.00              $390.00                    50
          Quarter 4                  $540.00              $490.00                    47


 1995
          Quarter 1                  $506.60              $480.00                    84

         The Partnership is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Reports, proxy statements and other information filed by the Partnership may be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street N.W., Washington, D.C. 20549 and its regional offices. Copies of such information also can be obtained by mail from the Public Reference

Section of the Commission at 450 Fifth Street N.W., Washington, D.C. 20549 at rates prescribed by the Commission.


                                 THE PURCHASER

         Purchaser, Nationwide Health Properties, Inc., is a real estate investment trust which invests in health care related facilities and provides financing to health care providers. Purchaser's common stock is listed on the New York Stock Exchange under the symbol "NHP." Purchaser's address is:
Nationwide Health Properties, Inc., 4675 MacArthur Court, Suite 1170, Newport Beach, California 92660.

         Based upon information set forth in Purchaser's Form 10-K and Form 10-Q filings with the Commission as of December 31, 1994 and March 31, 1995, Purchaser had investments in 180 and 182 facilities, respectively, located in 29 states. As of March 31, 1995, the facilities include 174 long-term health care facilities, six assisted living facilities and two rehabilitation hospitals. For the year ended December 31, 1994 and the quarter ended March 31, 1995, Purchaser had net income of $44,813,000 and $11,457,000, on total revenue of $69,985,000 and $18,852,000, respectively. The Managing Partner believes that Purchaser has adequate financial resources to complete the purchase of the Properties pursuant to the Agreement. The Managing Partner is informed by Purchaser that Purchaser will draw on a $100 million revolving line of credit to finance the Transaction.

         Purchaser is not affiliated with any of the General Partners or their affiliates. The Managing Partner has engaged, and may in the future engage, in other transactions with Purchaser similar to the Transaction described herein.


                          ANALYSIS OF THE TRANSACTION

         In the course of evaluating the merits of selling the Properties to Purchaser, the Managing Partner obtained independent appraisals (the "Appraisals") from Senior Living Valuation Services, Inc. (the "Appraiser") as of June 1995(1), the executive summaries of which are attached hereto as Appendix C and the Fairness Opinion from Stanger, a copy of which is attached hereto as Appendix B. The Appraisals were prepared by Michael G. Boehm, MAI in compliance with the requirements of the Uniform Standards of Professional Appraisal Practice ("USPAP"). The Appraiser estimated the market value of each of the Properties as a going concern based on the Appraiser's investigation of the general economy of the industry, supply and demand factors, comparable land and property sales, competitive property rents and occupancy and consideration of the value of each of the Properties under the Cost Approach, Income Approach and Sales Comparison Approach, as those approaches are defined by the USPAP. As part of its review in rendering the Fairness Opinion, Stanger reviewed the appraisals of the Properties.


-----------------
         (1) The Appraisals have different dates: Maria Del Sol, Rancho Park Villa and Villa Bonita were appraised as of June 9, 1995; Tamalpais Creek was appraised as of June 13, 1995. Collectively, the Appraisals are referred to as being dated as of June, 1995.

         The Appraiser estimates that the total going concern value of each of the Properties as of June 1995, was as follows:

         Maria del Sol                     $ 4,125,000
         Rancho Park Villa                 $ 5,250,000
         Tamalpais Creek                   $ 6,125,000
         Villa Bonita                      $ 7,200,000
                                           -----------
         TOTAL                             $22,700,000
                                            ==========

         Unitholders may review the entire Appraisals by visiting the Managing Partner's primary business offices in Costa Mesa, California during regular business hours or may obtain copies of the Appraisals by mail by sending a written request to the Managing Partner. Information concerning the appraisal methodology used by the Appraiser can be found in "Information Concerning the Appraisals." The Appraisals are subject to certain limiting conditions and assumptions discussed in "Information Concerning Property Appraisals" and should be used only as one factor among many in each Unitholder's independent decision whether to approve the Transaction.

         The Managing Partner first approached the Purchaser in early 1994 concerning the possibility of obtaining financing from Purchaser to purchase assisted living facilities from unrelated third parties. At that time, Purchaser primarily financed nursing home and hospital projects and was not interested in investing in assisted living facilities. Purchaser agreed, however, to purchase one assisted living facility from an unrelated party and lease it to the Managing Partner under a lease which is substantially similar to the leases under which the Managing Partner will lease the Properties if the Transaction is approved.

         The success of the initial purchase and lease transaction prompted Purchaser to increase its assisted living holdings. After closing two other unrelated transactions in which the Managing Partner is now the lessee in the spring of 1995, Purchaser approached the Managing Partner to determine if Purchaser could acquire other properties which the Managing Partner would be willing to manage.

         Negotiations with Purchaser concerning the Properties commenced in late May 1995. In early June 1995, Purchaser made a written proposal to purchase the Properties at a price which is below the Purchase Price. While negotiations concerning the price of the Properties progressed, Managing Partner decided, on behalf of the Partnership, to have the Properties appraised. Both parties agreed to consider the appraised values of the Properties in arriving at an agreed upon price. Once the appraised fair market value of the Properties was ascertained, Purchaser agreed to increase its offer to the Purchase Price, which is equal to the appraised fair market value.

         After negotiation, Purchaser and the Managing Partner entered into the Agreement in the form attached as Appendix A to this Consent Solicitation Statement. The consideration comprising the Purchase Price is equal to the estimate set forth in the Appraisals.

         In analyzing the sale of the Properties, the Managing Partner took into consideration the cost savings that would result from a sale of all four Properties to a single purchaser in a single transaction over individual sales of the Properties at different times to different purchasers. Cost savings include the avoidance of brokerage commissions which are typically paid when selling properties to third parties. Those commissions could range from 3% to 6% of the Purchase Price. Therefore, the proposed Transaction results in savings of from $681,000 to $1,362,000. In addition, the Managing Partner has negotiated significantly reduced escrow fees ($7,500 for all four Properties as opposed to $5,000 per escrow for individual sales), resulting in savings of $12,500, title premiums (with the basic premium being charged on the basis of $0.92 per $1,000 of the Purchase Price as opposed to a possible $1.10), resulting in savings of over $5,000, and other savings.

         The Managing Partner has neither solicited nor received other offers to purchase the Properties. If additional offers had been solicited or received it is possible that the Managing Partner might have obtained a higher purchase price for the Properties. However, based on investigations conducted on behalf of the Partnership by the Managing Partner, the General Partners believe the Purchase Price is a fair price for the Properties. This belief is supported by the Stanger Fairness Opinion.

         In deciding how to vote, Unitholders should consider that the Managing Partner believes the real estate market in California is showing signs of improvement, but prices are still considerably lower than their high point in the mid- to late-1980s. The Properties are operating in a moderately competitive market environment. While the Partnership could continue to hold the Properties for several more years in the hope that the Properties may increase in value, the Transaction offers the Partners a present opportunity to liquidate their investment in the Partnership.

         The Transaction also provides the Partners with an alternative to continuing the Partnership. The investment climate has changed significantly since the first Partnership units were offered for sale in 1986. For example, the enactment of the Tax Reform Act of 1986, which established the "passive loss" rules and extended the "at risk" rules to real estate activities, restricted the ability of certain limited partners to use depreciation and other deductions of the Partnership to offset income from other sources.

         The Transaction would provide the Partners with an opportunity to obtain liquidity in their investments in the Partnership, most of which were made seven to eight years ago. Total liquidation proceeds available for distribution to Unitholders (including the Proceeds of Sale described below) will approximate $21,431,940, or approximately $714 per Unit upon dissolution of the Partnership. As explained more fully in "Distribution of the Proceeds of Sale," the Unitholders would receive an aggregate distribution of Proceeds of Sale equal to approximately $20,920,663 (which is approximately $697 per Unit).

         The Managing Partner has estimated that, for federal income tax purposes, taxable Unitholders will have ordinary income of approximately $114 per Unit and Section 1231 gain of approximately $196 per Unit, and tax-exempt investors will have an ordinary loss of approximately $50 per Unit and no
Section 1231 gain, for the Partnership's 1995 tax year. Additionally, the Unitholders may recognize gain or loss upon liquidation of the Partnership, as discussed in "Certain Federal Income Tax Considerations." Furthermore, upon a sale of the Properties and the liquidation of the Partnership, the Unitholders may, as described in "Certain Federal Income Tax Considerations," be able to deduct for federal income tax purposes their allocable share of any "passive activity losses" generated by the Partnership to the extent that the Unitholders otherwise have not been able to deduct such losses. Since the inception of the Partnership through December 31, 1994, the Partnership has allocated to taxable Unitholders approximately $71 per Unit of net losses and $61 per Unit of capital gain, which gain was passed through to the taxable Unitholders in 1990. Such gain or loss would be "passive activity gain or loss" for Unitholders who have not materially participated in the activity in which the Partnership is engaged. The actual amount of income, gain and loss to be recognized by the Unitholders upon sale of the Properties and liquidation of the Partnership will depend upon the actual facts relating to the sale of the Properties and upon each Unitholder's personal tax situation.

         The Managing Partner is a General Partner of the Partnership and Mr. Davidson and Mr. Booty are both affiliates of the Managing Partner and General Partners of the Partnership. In the event the Transaction is approved, the Managing Partner will lease the Properties from Purchaser under terms outlined in "Summary of the Purchase Agreement -- Lease Agreement." The Managing Partner has substantial conflicts of interest with respect to the Transaction. See "Conflicts of Interest." While the General Partners believe the terms of the Transaction are fair, due to these conflicts of interest, the General Partners makes no recommendation in connection with this Consent Solicitation.

         In the event the Transaction and dissolution of the Partnership are not approved by the Unitholders, the Partnership will continue to own and operate the Properties. As opportunities arise, the General Partners may pursue strategies to increase the Unitholders' liquidity, including refinancing existing indebtedness to take advantage of lower interest rates or to pay larger distributions, borrowing additional funds secured by some or all of the Properties to pay larger distributions, or soliciting offers for the sale of one, some or all of the Properties. By continuing to own and operate the Properties, the Partnership will continue to earn income and make distributions to the Unitholders. The Partnership would also benefit from any increase in the value of the Properties over time.

         EACH UNITHOLDER MUST MAKE HIS OR HER OWN DECISION WITH RESPECT TO THE VOTE REQUESTED BY THIS CONSENT SOLICITATION STATEMENT BASED UPON A NUMBER OF FACTORS INCLUDING THE UNITHOLDER'S FINANCIAL POSITION, NEED OR DESIRE FOR LIQUIDITY, OTHER FINANCIAL OPPORTUNITIES AND TAX POSITION.


                      DISTRIBUTION OF THE PROCEEDS OF SALE

         Under the Partnership Agreement, "Proceeds of Sale" is defined as the net proceeds from the sale of all or substantially all of the Partnership's assets less any amount which the Managing Partner reasonably determines should be retained in the Partnership for contingency reserves. The actual Proceeds of Sale available for distribution will depend on the amount of encumbrances on the Properties and other Partnership liabilities to be satisfied out of the Purchase Price received.

         As of June 30, 1995, Partnership encumbrances totalling $983,690 remained on the Properties. The expenses of this Consent Solicitation will be borne by the Partnership and are estimated at $370,540, which includes legal and accounting fees and expenses ($110,000), pre-payment penalty for early repayment of secured indebtedness ($45,000), costs of the Fairness Opinion and the Appraisals ($146,000), printing and distribution of the Consent Solicitation Statement ($35,000), the costs of consent solicitation management, tabulation and other direct expenses ($30,000) and filing fees ($4,540). Approximately $135,000 of the Purchase Price will be held as a contingency reserve to satisfy any remaining Partnership obligations and to pay the costs of winding up the Partnership. Any funds remaining after all Partnership obligations have been satisfied will be distributed as part of a final liquidating distribution. No brokerage fees or commissions will be paid in connection with the Transaction.

         The following example illustrates how the Proceeds of Sale would be distributed following the Transaction in accordance with the terms of the Partnership Agreement:

         Given a Purchase Price of $22,700,000 and reserves, expenses, encumbrances and other Partnership liabilities totalling approximately $1,568,017, the Proceeds of Sale available for distribution would be approximately $21,131,983. These Proceeds of Sale would be distributed as follows:

         First, cash would be distributed 99% to the Unitholders in an amount, which, when added to prior cash distributions to the Unitholders, would provide to them the return of their entire capital contribution plus 6% interest per annum cumulative (but not compounded) from the date of each Unitholder's investment through the date of the distribution of the Proceeds of Sale, and 1% to the General Partners. Under this formula, the Unitholders would receive a total priority distribution of approximately $20,920,663 (or approximately $697 per Unit), and the General Partners would receive $211,320 (all of which would be paid to the Managing Partner pursuant to an agreement among the General Partners - see "The Partnership"); and

         Second, any balance remaining from the proceeds of Sale would be distributed 15% to the General Partners and 85% to the Unitholders. Because the Proceeds of Sale will not be sufficient to return both the original investment and the preferred return, no distribution will be made under this provision.

         These amounts estimate the approximate amount that would be distributed from the Proceeds of Sale following the Transaction, but no assurance can be made in this regard. The actual amounts resulting from the Transaction cannot be determined until the time of sale and may vary from the amounts used in this example.

         If the Unitholders approve the Transaction and the Partnership sells the Properties, which are substantially all of the assets of the Partnership, the Partnership's assets will be converted to cash, the selling expenses and closing costs will be paid from the sales proceeds, all of the Partnership's liabilities will be paid, and the balance of the cash will be distributed to the Partners in accordance with the Partnership Agreement. Accordingly, the Partnership will have no future operations and there will be no future operating results. Subsequent to the payment of the liquidating distribution, the Partnership will have no remaining assets or equity.

         It is currently estimated that the Partnership will have cash of approximately $516,400 to distribute as part of the liquidation of the Partnership. The cash will be available from operating cash flow until the Properties are sold, less the costs of winding up the Partnership. The liquidating dividend will be distributed 99% to the Unitholders (approximately $511,280 to all Unitholders, or $17 per Unit), and 1% to the General Partners (approximately $5,164, all of which would be paid to the Managing Partner pursuant to the agreement among the General Partners). Total distributions of both Proceeds of Sale and from liquidation of the Partnership are anticipated to be in the approximate amount of $21,431,940 to the Unitholders (approximately $714 per Unit), and $216,485 to the General Partners (all of which would be paid to the Managing Partner pursuant to the agreement among the General Partners).

         The Managing Partner has estimated that, for federal income tax purposes, taxable Unitholders will have ordinary income of approximately $114 per Unit and Section 1231 gain of approximately $196 per Unit, and tax-exempt investors will have an ordinary loss of approximately $50 per Unit and no
Section 1231 gain, for the Partnership's 1995 tax year. Additionally, the Unitholders may recognize gain or loss upon liquidation of the Partnership, as discussed in "Certain Federal Income Tax Considerations." Furthermore, upon a sale of the Properties and the liquidation of the Partnership, the Unitholders may, as described in "Certain Federal Income Tax Considerations," be able to deduct for federal income tax purposes their allocable share of any "passive activity losses" generated by the Partnership to the extent that the Unitholders otherwise have not been able to deduct such losses. Since the inception of the Partnership through December 31, 1994, the Partnership has allocated to taxable Unitholders approximately $71 per Unit of net losses and $61 per Unit of capital gain, which gain was passed through to the taxable Unitholders in 1990. Such gain or loss would be "passive activity gain or loss" for Unitholders who have not materially participated in the activity in which the Partnership is engaged. The actual amount of income, gain and loss to be recognized by the Unitholders upon sale of the Properties and liquidation of the Partnership will depend upon the actual facts relating to the sale of the Properties and upon each Unitholder's personal tax situation.

         For the period from inception of the Partnership through August 15, 1995, cash distributions from operations have totalled approximately $13,424,698. The sum of the $448.58 per Unit distributions from operations since the inception of the Partnership (based on the weighted number of Units outstanding over the life of the Partnership) and the estimated distribution of Proceeds of Sale and upon liquidation of approximately $714 per Unit will exceed by approximately $162 the original $1,000 investment per Unit paid by each initial Unitholder. Each initial Unitholder will have received a total return of approximately 16.25% in excess of the original $1,000 investment on a pre-tax basis (from the date the initial offering closed in July 1988.)

         No distributions from operations for the second quarter of 1995 have been made. The second quarter distribution will be delayed pending the outcome of the vote on the Transaction. If the vote of the Unitholders is in favor of the Transaction, the second quarter distribution from operations will be made with the distribution of Proceeds of Sale. If the Transaction fails to gain a Majority Vote, the second quarter distribution will be made within 15 days following the Consent Date.


                             CONFLICTS OF INTEREST

         This Transaction is subject to various conflicts of interest arising out of the relationship among the Partnership, the General Partners and affiliates of the General Partners. These conflicts include the following:

         MANAGING PARTNER'S CONTINUING INTEREST IN THE PROPERTIES. Concurrent with the sale of the Properties to Purchaser, Purchaser will lease the Properties to the Managing Partner or one of its wholly-owned subsidiaries. The Managing Partner will thus succeed the Partnership as the operator of the Properties, will receive all of the revenue from operating the Properties and will pay rent to Purchaser. The Managing Partner currently receives 5% of gross revenues from operations of the Properties ("Property Management Fee") pursuant to the Limited Partnership Agreement. In addition, the Managing Partner receives a Partnership Management Fee of 10% of cash flow before distribution. In 1994, 1993 and 1992, the Managing Partner received $387,862, $359,267 and $353,384, respectively, for managing the Properties, and $212,238, $212,789 and $206,029, respectively, for managing the Partnership. If the Transaction is approved, the Managing Partner will continue to operate the Properties and may make a profit in doing so. However, the Managing Partner will no longer receive either a Partnership Management Fee or a Property Management Fee once the Properties are sold (as there will be no further cash from operations) and the Partnership is dissolved.

         DISTRIBUTION TO MANAGING PARTNER UPON SALE AND LIQUIDATION. By agreement of the General Partners, the Managing Partner will receive all of the Proceeds of Sale and liquidating distribution payable to the General Partners upon the sale of the Properties and dissolution of the Partnership. See "The Partnership." Under the terms of the Agreement this distribution would be approximately $216,485 as illustrated by the example found in "Distribution of the Proceeds of Sale."

         NO INDEPENDENT REPRESENTATIVE FOR UNITHOLDERS. No independent representative has been engaged to represent the interests of the Unitholders. The Managing Partner negotiated the Purchase Price and structured the Agreement on behalf of the Partnership. In recognition of this fact, the Partnership has obtained Appraisals of the Properties and a Fairness Opinion from independent third parties. See "Fairness Opinion" and Appendix B, as well as "Information Concerning Property Appraisals."

         INCENTIVE DISTRIBUTION TO GENERAL PARTNERS UPON SALE. Under the terms of the Partnership Agreement, the General Partners could be entitled to receive an incentive distribution from the Proceeds of Sale if certain requirements were met. Because those requirements will not be satisfied by the Transaction, no incentive distribution will be made to the General Partners and approximately 99% of the Proceeds of Sale (after selling expenses, closing costs and reasonable reserves) will be allocated and distributed to the Unitholders.

                         SUMMARY OF PURCHASE AGREEMENT

         THE DESCRIPTION OF THE TERMS OF THE AGREEMENT OF PURCHASE AND SALE AND RELATED DOCUMENTS SET FORTH BELOW DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY, AND MADE SUBJECT TO, THE MORE COMPLETE AND DETAILED INFORMATION SET FORTH IN THE AGREEMENT OF PURCHASE AND SALE DATED AS OF JUNE 28, 1995, THE FORM OF WHICH IS ATTACHED AS APPENDIX A.

         SUMMARY OF TERMS. Purchaser has agreed, subject to the terms and conditions set forth in the Agreement, to purchase the Properties for $22,700,000. The Properties will be leased back to the Managing Partner on the terms described in "Lease Agreement" below. See "Conflicts of Interest." The Transaction is conditioned on, among other things, approval by a majority in interest of the Unitholders and by Purchaser's board of directors. The target date for closing the purchase of the Properties is on or about October 15, 1995.

         TERMS OF THE PURCHASE AND SALE AGREEMENT. Subject to the terms of conditions of the Agreement, Purchaser has agreed to purchase the Properties, including the land and all rights, titles and appurtenant interests, the improvements, the fixtures, the personal property and certain intangible property, for the Purchase Price of $22,700,000. The Purchase Price is allocated among the four Properties according to their appraised fair market values: Maria del Sol, $4,125,000; Rancho Park Villa, $5,250,000; Tamalpais Creek, $6,125,000;
and Villa Bonita, $7,200,000. One of the major terms and conditions is that the Managing Partner lease the Properties from Purchaser concurrent with the close of escrow for the sale of the Properties. The terms of the leases are more fully described below under "Summary of Purchase Agreement -- Lease Terms."

         CONDITIONS TO PURCHASER'S PERFORMANCE. Purchaser's obligation to purchase the Properties is conditioned upon, among other things, the absence of any destruction of or damage or loss from any cause whatsoever, with respect to the Properties, which according to Purchaser's reasonable estimate, would cost, on a per Property basis, more than $100,000 to repair, restore and replace or would take longer than 60 days to repair, restore and replace. In addition, Purchaser must approve: an inspection of the Properties with respect to the physical condition thereof; an environmental assessment of the Properties; structural, mechanical and engineering reports concerning the Properties; evidence of compliance with all building codes, zoning ordinances and other governmental entitlements as necessary for the operation of the Properties of assisted living facilities; and all consents necessary or required by Purchaser in connection with the transfer of any intangible property to Purchaser. Finally, Purchaser must review and approve the terms and conditions of the lease agreements with the facility residents. Purchaser has the right to waive any of the conditions discussed herein.

         CLOSING DATE. The closing date ("Closing Date") established in the Agreement is September 30, 1995. However, either party may extend the Closing Date to October 15, 1995 in the event the closing cannot occur prior to September 30, 1995. In the event that the Transaction cannot be consummated on or before October 15, 1995, either party may terminate the Agreement and the obligations of the parties thereunder; provided, however, that such termination shall not release any party from liability for any breach of the Agreement occurring prior to such termination. Since the consent of the Unitholders to the Transaction cannot be obtained until on or about October 2, the Partnership will extend the Closing Date to October 15, 1995. The Managing Partner believes Purchaser will agree to an additional brief extension of the Closing Date if necessary to obtain the consent of the Unitholders.

         CLOSING COSTS. The Partnership is required to pay: all state, municipal and other documentary, transfer, sales, or use taxes in connection with the Transaction; all expenses of or related to the issuance of a title policy in favor of Purchaser (excluding the costs of any surveys required by Purchaser and the title company issuing the title policy); all escrow fees and charges; all recording and filing fees; the Partnership's legal, accounting and other professional fees and expenses; and the cost of all instruments and documents required to be delivered by the Partnership. Purchaser is required to pay all costs of any site inspections or environmental audits relating to the Properties; the costs of any surveys required by Purchaser and the title company; and Purchaser's legal, accounting and other professional fees and expenses, and the costs of all instruments and documents required to be delivered by Purchaser under the Agreement. All existing encumbrances are required to be paid by the Partnership. All prorations to be made with respect to the income and expenses of the Properties are required to be made between the Partnership (as seller), and the Managing Partner (as the tenant following the sale of the Properties). Purchaser shall have no obligations or liability with respect to any such income or expenses.

         REPRESENTATIONS AND WARRANTIES.

         Partnership Representations and Warranties. The Partnership must make certain representations and warranties to Purchaser, including the following. Purchaser will acquire good, marketable and insurable title to the Properties, free and clear of any and all leases, liens, encumbrances or other liabilities subject only to specific exceptions and the resident leases approved by Purchaser. To the best of the Partnership's knowledge after due inquiry, the Properties have available to their boundaries adequate utilities; the Properties have been constructed in good, workman-like and substantial manner, free from material defects and in accordance with all laws; neither the zoning nor any other right to construct upon or to use the Properties is to any extent dependent upon or related to any real estate other than the Properties, the improvement of such other real estate or the payment of any fees for the improvement of such other real estate; the Properties, and each portion thereof, are in good condition and repair and are free from material defects; there are no soil conditions adversely affecting the Properties; there are and have been no hazardous materials installed or stored in or otherwise existing at, on, in or under the Properties; the Partnership has obtained all necessary consents, approvals, licenses, permits and other permissions as are required for the use and operation of the Properties.

         Additional Partnership representations and warranties include the following. To the best of the Partnership's knowledge after due inquiry, the Properties are properly and fully zoned for their current use and comply with all applicable laws; the Partnership has received no notices of non-compliance concerning the operation or use of the Properties for assisted living facilities, nor have any investigations been commenced or are contemplated, and nor are there any unsatisfied requests for repairs, restorations or alterations with regard to the Properties. The Partnership is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of California, and the Partnership has the power and authority to enter into the Agreement and all agreements, instruments and documents required to consummate the transactions contemplated by the Agreement. The Managing Partner is a corporation, duly organized, validly existing and in good standing under the laws of the State of California, and the Managing Partner has the power and authority to enter into all agreements, instruments and documents required to consummate the transactions contemplated under the Agreement.

         The Partnership is required to make the following representations and warranties as well. The Agreement and all other agreements, instruments and documents required to be executed by the Partnership and/or the Managing Partner have been, or will be on the Closing Date, duly authorized, executed and delivered by, and are binding in accordance with their terms upon, the Partnership or the Managing Partner, as applicable. To the best of the Partnership's knowledge after due inquiry, all documents, plans, surveys and other data or information prepared by parties other than the Partnership or its agents or employees and provided to Purchaser in connection with the Agreement are true, correct and complete in all material respects and disclose all material facts with no material omissions with respect thereto, and all documents and other data or information prepared by the Partnership or its agents or employees are true, correct and complete in all material respects with no material omissions with respect thereto. There are no material agreements or understandings to which the Partnership or the Managing Partner is a party or is bound relating to the Properties or the operation or use thereof other than title exceptions approved by Purchaser and those documents and instruments which have been delivered to Purchaser by the Partnership and the Managing Partner prior to the Closing Date. The

Partnership is not in default with respect to any of its material obligations or liabilities pertaining to the Properties. Finally, to the best of the Partnership's knowledge after due inquiry, there are no material actions, suits or proceedings pending or threatened against or affecting the Partnership, the Managing Partner, or the Properties or any portion thereof.

         Purchaser Representations and Warranties. Purchaser shall represent and warrant to the Partnership that the Agreement and all agreements, instruments and documents provided under the Agreement to be executed by Purchaser on the Closing Date will be duly authorized, executed and delivered by and are binding upon Purchaser; that Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and duly authorized and qualified to do all things required under the Agreement; and that Purchaser has the authority to enter into the Agreement and consummate the transactions therein provided and nothing prohibits or restricts the right or ability of Purchaser to close the transactions contemplated thereunder and to carry out the terms thereof.

         INDEMNIFICATION.

         Indemnification of Purchaser by the Partnership. The Partnership shall hold harmless, indemnify and defend Purchaser and the Properties from any claim that (i) is inconsistent with any representation or warranty of the Partnership contained in the Agreement or any related document; (ii) results from any breach or default by the Partnership under the Agreement; or (iii) arises out of the negligent or intentional act or omission of the Partnership, to the extent such claim arises out of such negligent or intentional act or omission. Nothing in the Agreement may be construed or shall be construed to relieve the Partnership of any liability which the Partnership may have to Purchaser under any laws relating to hazardous materials. Purchaser shall specifically acknowledge that the Proceeds of Sale will be distributed to the Unitholders and that the Partnership will be dissolved shortly after the Closing Date. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT, FOLLOWING SUCH DISTRIBUTION AND DISSOLUTION OF THE PARTNERSHIP, THE INDIVIDUAL UNITHOLDERS WILL NOT BE HELD LIABLE FOR ANY BREACH OF THE AGREEMENT OR ANY RELATED AGREEMENTS, BUT THAT PURCHASER WILL LOOK SOLELY TO THE MANAGING PARTNER FOR ANY RECOURSE.


         Indemnification of the Partnership by Purchaser. Purchaser shall hold harmless, indemnify and defend the Partnership and the Properties from any claim that (i) is inconsistent with any representation or warranty of Purchaser contained in the Agreement or any related document; (ii) results from any breach or default by Purchaser under the Agreement; or (iii) arises out the negligent or intentional act or omission of Purchaser, to the extent such claim arises out of such negligent or intentional act or omission.

         APPROVAL OF THE AGREEMENT. Consummation of the Agreement is specifically conditioned upon the approval of a majority in interest of the Unitholders for the Partnership, and approval of the Board of Directors of Purchaser of the terms set forth in the Agreement and all related documentation.

         LEASE AGREEMENT. As a condition to the sale of the Properties, a Lease and Security Agreement is required to be entered into by and between Purchaser and the Managing Partner for each of the Properties. Because the lease agreements will not be prepared until after the Transaction is approved (see "Approval of the Agreement" above), a form of lease is not attached. Nonetheless, the terms expected to be contained in the lease agreements are summarized as follows.

         Neither the Partnership nor any Unitholder (other than the Managing Partner) will be a party to the lease agreements. The obligations and benefits of such lease agreements will solely be for the Managing Partner.

         Term. The initial term of each Lease will be for 12 years ("Initial Term") with the right of the Managing Partner to renew the leases for three additional ten-year terms. However, renewal of the leases for the Properties is dependent not only upon renewal of each lease for the four Properties hereunder, but also of all other leases between Purchaser and the Managing Partner (currently there are nine such leases).

         Rent. The Minimum Rent during the Initial Term for each Property will be equal to the product of that portion of the Purchase Price allocated to each Property and the rate equal to the average of (i) 395 basis points over Purchaser's 20-trading day average dividend yield, and (ii) 360 basis points over the 20-trading day average 10-year Treasury yield. Provided, however, that in no event will the Minimum Rent rate be less than 9.5% or more than 11.5% of that portion of the Purchase Price allocated to each Property. The Minimum Rent will be established as of the Closing Date. As of June 12, 1995, the rate is 10.32%. Based thereon, Minimum Rent for the Initial Term of all four Properties would be $2,342,640 per year, or $195,220 per month. In addition, Additional Rent is payable on a quarterly basis in arrears which is equal to, in the second lease year, 10%; in the third lease year, 15%; and in all lease years thereafter, including any renewal term, 20% of the amount by which gross revenues for the lease year through the applicable quarter exceed the prorated gross revenues for the applicable portion of the first lease year. The total of the Minimum Rent and the Additional Rent due during any lease year shall not increase from one lease year to the next by an amount in excess of the sum of
(i) the applicable percentages set forth below, multiplied by (ii) the sum of the Minimum Rent and the Additional Rent due during the immediately preceding lease year.

INCREASE FROM                                TO                               APPLICABLE PERCENTAGE
First Lease Year                    Second Lease Year                                  5.0%
Second Lease Year                   Third Lease Year                                   5.0%
Third Lease Year                    Fourth Lease Year                                  5.5%
Fourth Lease Year                   Fifth Lease Year                                   6.0%
Fifth Lease Year                    Sixth Lease Year                                   5.5%
Sixth Lease Year                    Seventh Lease Year                                 5.0%
Each Lease Year Thereafter                                                             5.0%

         The total of the Minimum Rent and the Additional Rent due during each lease year is required to increase from one lease year to the next by an amount at least equal to one percent. To the extent that the formula included in the table above operates to limit rent for any lease year, the amount of rent which would have otherwise been paid or payable by the Managing Partner will be carried forward on an accumulative basis and will be paid by the Managing Partner to Purchaser in any subsequent lease year (other than the first lease year of the a renewal term) in which the total of the Minimum Rent and Additional Rent is less than 105% of the total of the Minimum Rent and Additional Rent for the then immediately preceding lease year.

         The Minimum Rent for each renewal term will be equal to the product of the fair market value of the Properties on the date of the Managing Partner's notice of exercise of its option to renew the leases and a percentage equal to 350 basis points over the ten-year treasury rate in effect of such notice. If Purchaser and the Managing Partner are unable to agree on the fair market value of the Properties for the purposes of this calculation, such fair market value shall be established by an appraisal process. Additional Rent for each renewal term shall also be payable, and shall be calculated as provided above.

         Net Lease. The lease is an absolute net lease, and all rent payments shall be absolutely net to Purchaser free of taxes, assessments, utility charges, operating expenses, furnishings, insurance premiums or any other charge or expense in connection with the Properties.

         Use and Put Provision. The Managing Partner is required to continually use and occupy the Properties during the term of the leases solely as assisted living facilities/independent living facilities. If the Managing Partner fails to comply, or if any material license relating to the operating of the Properties is revoked, suspended or materially limited, Purchaser shall have the right to put the Properties so affected to the Managing Partner. If Purchaser exercises such put right, the Managing Partner must purchase the Property from Purchaser for a cash price equal to the greater of the original Purchase Price allocated to such Property as increased or decreased pursuant to the terms of the Lease, or the fair market value of the Property on the date of Purchaser's notice of exercise.

         Security Deposit. On the Closing Date, the Managing Partner must deliver to Purchaser cash in an amount equal to three months' Minimum Rent ($585,660 if the Minimum Rent is equal to 10.32% times the Purchase Price), and a promissory note in the same amount, representing a total of six months' Minimum Rent ($1,171,320 if the Minimum Rent is equal to 10.32% times the Purchase Price) as a security deposit against the faithful performance of the terms and conditions contained in the lease. The promissory note will be payable in full within 90 days, and must be personally guaranteed by Gary L. Davidson, John A. Booty and David P. Collins, the Chairman of the Board, President and Senior Vice President, respectively, of the Managing Partner. The Managing Partner shall have the right to replace the security deposit with a letter of credit. Interest on any cash security deposit will be paid by Purchaser to the Managing Partner on a quarterly basis in arrears.

         Hazardous Materials. The Managing Partner's continuing use of the Properties must comply with all hazardous materials laws. In the event hazardous materials are discovered on any of the Properties in violation of any hazardous materials law, the term of the lease is automatically extended and the lease shall remain in full force and effect until the earlier to occur of completion of all remedial action or monitoring, as approved by Purchaser, or the date specified in a written notice from Purchaser to the Managing Partner terminating the lease.

         Assignment and Subletting. The Managing Partner is not permitted to assign, mortgage, encumber or hypothecate the Lease or any interest therein or sublet any of the Properties or any part thereof, without the prior written consent of Purchaser, which may be withheld at Purchaser's sole discretion. The term "assignment" of the lease includes a change in management of the Properties.

         Indemnification. The Managing Partner agrees to indemnify and save harmless Purchaser, its directors, officers, shareholders, agents and employees from and against any and all foreseeable or unforeseeable liability, damage or claims, including reasonable attorneys' fees, on account of any matter or thing, action or failure to act arising out of or in connection with the lease, the Properties, or the operations of the Managing Partner on the Properties, including all environmental activities, all hazardous materials claims, or any violation by the Managing Partner of a hazardous materials law with respect to any of the Properties.


                   INFORMATION CONCERNING PROPERTY APPRAISALS

         REAL ESTATE APPRAISALS. Senior Living Valuation Services, Inc. was engaged by the Partnership to appraise the Properties and has prepared and delivered written reports of its analysis and appraisal, based upon the review, analysis, scope and limitations described therein, as to the fair market value of the Partnership's properties as of June 1995(2). The Partnership selected the Appraiser to provide the


-----------------
         (2) The Appraisals have different dates: Maria Del Sol, Rancho Park Villa and Villa Bonita were appraised as of June 9, 1995; Tamalpais Creek was appraised as of June 13, 1995. Collectively, the Appraisals are referred to as being dated as of June, 1995. Copies of the summaries of each of the Appraisals are attached as Appendix C, Property Appraisal Summaries.

Appraisals because of its experience and reputation in connection with appraising assisted living retirement properties and its familiarity with the Properties. The Managing Partner believes that Michael Boehm, MAI, President of the Appraiser, is recognized as a leading authority on senior living properties. Mr. Boehm is a frequent speaker and contributor of published materials on the subject. Executive summaries of the Appraisals prepared by the Appraiser, which contain a description of the assumptions and qualifications made, matters considered and limitations on the review and analysis, are set forth in Appendix C and should be read in their entirety. The complete Appraisals are available for review at the offices of the Managing Partner or by requesting a copy by writing to the Managing Partner. Certain of the material assumptions, qualifications and limitations to the Appraisals are described below.

         SUMMARY OF METHODOLOGY. At the request of the Partnership, the Appraiser was engaged to inspect and appraise each of the Partnership's properties in conformity with the Uniform Standards of Professional Appraisal Practice and to estimate the fair market value of the Partnership's portfolio as of June 1995. The Partnership placed no restriction or limitations on the Appraisals, the scope of review and analysis, or the methodologies employed by the Appraiser to determine the fair market value of the Properties. The Appraiser had complete and unrestricted access to all information pertinent to its valuation.

         Valuation Approaches Utilized. In appraising the properties, all three commonly recognized approaches to valuation were considered and utilized by the
Appraiser: the cost approach, the income approach and the sales comparison approach. The type and age of a property, market conditions and the quantity and quality of data affect the applicability of each approach in a specific appraisal situation.

         The "Income Approach" estimates a property's capacity to produce income through an analysis of the rental market, operating expenses and net income. Net income may then be processed into a value estimate through either (or a combination) of two methods: direct capitalization or discounted cash flow analysis.

         The "Sales Comparison Approach" is based on the comparison of the property to be appraised to the actual sales prices of recently sold comparable properties. The underlying concept of the Sales Comparison Approach is that a knowledgeable buyer will pay no more for a property than what other buyers recently paid for properties of similar size, amenities and utility. The Sales Comparison Approach is based on the actual behavior of buyers and sellers in the market under normal conditions. However, this approach to property appraisal is difficult to apply precisely when appraising a special purpose property for which there are few or no comparables or where very few sales have occurred recently in the marketplace.

         The "Cost Approach" is based on the principal that a property's value reflects the value of the land plus the value of the depreciated improvements on the land. The Cost Approach method of valuation generally consists of five steps, including: valuation of the land as if it were vacant; estimation of the replacement costs of the improvements as new construction based on current prices for labor and materials; estimation of accrued depreciation on the existing improvements due to physical age and deterioration, functional obsolescence and economic or locational obsolescence; deduction of the estimated depreciation from the estimated replacement costs to determine the depreciated value of the building and other improvements; and the summation of the depreciated value of the building and improvements with the land value to determine the estimated present depreciated value of the land, building and improvements.

         The Appraiser then reconciles the values arrived at through the methods used to estimate the fair market value of the property. This is done by giving greatest weight to the method or methods used which, under the specific facts and circumstances of the subject property, is or are considered most likely to reflect current fair market value.

         Local Market Research and Property Review. In performing the Appraisals the Appraiser analyzed the individual properties and conditions in local market for each property. The Appraiser performed site inspections of each Property during June 1995. During these site visits, the Appraiser inspected the physical facilities, obtained current income, occupancy and resident census and rent roll information, gathered information on competing properties, and interviewed each local property administrator concerning performance of the subject property, competitive conditions, area trends and other factors. Such inquiries included ascertaining for each individual property any deferred maintenance, capital budget issues, status of on-going or planned improvements, licensing issues and other factors affecting the property. The Appraiser's analysis also included, among other things: (a) reviewing each property's previous four years' operating statements; (b) reviewing information submitted to the Appraiser by the Partnership which included rental and occupancy data, subject facility descriptions, area trends and other factors; (c) developing information from a variety of sources about market conditions for each individual property that included population, employment and housing trends within the neighborhood; (d) considering income and expense data for comparable facilities; (e) considering supply/demand conditions for assisted living facilities in each local market based on identification and surveys of competing properties and market saturation analyses; and (f) contacting local and state authorities to determine tax rates, zoning, any planned development of competing properties, and licensing of the subject and competing properties.

         To determine any significant differences in quality among the various properties in each local market, the Appraiser considered such variables as property income growth patterns and potential, quality of location and construction, tenant appeal, property appearance, security and potential competition, and assisted living services and utilization.

         The Appraiser also interviewed management personnel responsible for the Partnership's properties to discuss competitive conditions, area economic trends and industry trends affecting the properties, historical and budgeted operating revenues and expenses, business and marketing plans for each of the Properties, occupancy rates, and assisted living services utilization. These interviews included ascertaining information on items of deferred maintenance, planned capital improvements and other factors affecting the physical condition of the properties.

         The Appraiser also evaluated each Property's highest and best use both as currently improved and as vacant. In each instance the highest and best use, as improved, of the Properties was their continued use as assisted living retirement properties.

         Other Market Research. To define the occupancy, income and expense, and valuation parameters to be used in developing income and cash flow projections and valuations, the Appraiser reviewed the acquisition criteria and projection parameters in use in the marketplace by major investors, owners, operators, appraisers and financing sources for assisted living facilities. To obtain such data, the Appraiser conducted a survey of approximately 300 owners, operators, appraisers and brokers of senior housing during April 1995. In addition, the Appraiser reviewed other published information concerning acquisition and financing criteria in use by property investors and lenders during the second quarter of 1995. Further, the Appraiser screened tax records and interviewed various sources in local markets to identify sales of retirement housing properties within the past 24 months in order to derive certain valuation indicators. Sources for data concerning such transactions included appraisers, property owners, real estate brokers, tax assessors and others. The Appraiser has reviewed information compiled by the Managing Partner identifying sales and acquisitions of retirement housing properties.

         Property Valuations. The Appraiser then determined the value of each Property in the portfolio, utilizing and reconciling the three approaches to valuation.

         In applying the "Income Approach," the Appraiser estimated each property's income and expenses for the 12-month period ending June 30, 1996(3) after reviewing historical and budgeted operating results, discussions with property management and other pertinent information. The Appraiser estimated each property's income for the 12-month period ending June 30, 19963 based upon the review of current rent rolls, an analysis of historical and budgeted income from rents, assisted living and ancillary sources, surveys of comparable properties and consideration of competitive conditions in local markets. Expenses were estimated based on historical and budgeted operating expenses, certain industry expense guidelines, and expenses incurred by comparable properties. Estimated expenses were then deducted from income to arrive at each Property's estimated net operating income. Expenses relating solely to corporate overhead, partnership administration, and investor reporting and accounting were excluded.

         The Appraiser then employed a direct capitalization analysis to determine the value of each property. The direct capitalization rates used by the Appraiser were based on current acquisition criteria among investors, rates reflected in specific sales transactions, and required yields for debt and equity financing sources for similar properties. Where appropriate, the capitalization rate used for an individual property was adjusted to reflect valuation factors unique to the property and local market conditions.

         In applying the "Sales Comparison Approach," The Appraiser investigated and analyzed the sale of similar senior housing projects to the Partnership Properties within California during the last 24 months. These sales were analyzed as to their conditions of sale, location, age and condition, competitive market position, occupancy and net income producing ability. From this analysis, comparative capitalization rates were estimated. Each of the comparable sales was adjusted for differences in occupancy and net income producing ability.

         In applying the "Cost Approach," the Appraiser estimated the value of each of the Partnership Property sites through comparison and adjustment of recent comparable vacant land sales in each location. To estimate the replacement cost new of each of the Partnership Properties, including furniture and equipment, the Marshall Valuation Service, a nationally recognized cost manual, was utilized and compared to the specific building costs of recently constructed comparable properties. To these estimates, adjustments were made for indirect costs and entrepreneurial profit to arrive at an estimated total replacement cost new at the appraisal date for each of the Partnership Properties. Deductions for depreciation were made considering each Property's age, condition, and highest and best use.

         The Appraiser reconciled the values indicated from the cost, sales comparison and income approach to arrive at a final valuation conclusion. The Appraiser gave primary emphasis to the income approach, an emphasis deemed appropriate based on acquisition criteria currently employed in the retirement housing market.

         CONCLUSIONS AS TO VALUE. Based on the valuation methodology described above, the Appraiser determined the market value of the Partnership's Properties to be as follows:

                Maria del Sol                     $ 4,125,000
                Rancho Park Villa                 $ 5,250,000
                Tamalpais Creek                   $ 6,125,000
                Villa Bonita                      $ 7,200,000
                                                  -----------
                Total Portfolio Value             $22,700,000
                                                  ===========


-------------------------
         (3) For Maria Del Sol, an additional period ending June, 1997 was added.

         ASSUMPTIONS, LIMITATIONS, AND QUALIFICATION OF THE APPRAISALS. The Appraisals reflect the Appraiser's valuation of the Partnership's real estate assets as of June 1995 in the context of the information available on such date. Events occurring after June 1995 and before the closing of the Transaction could affect the Properties or assumptions used in preparing the Appraisals. The Appraiser has no obligation to update the Appraisals on the basis of subsequent events; however, the Appraiser has informed the Partnership that, as of the date of this Consent Solicitation Statement, the Appraiser is not aware of any event or change in conditions that may have caused a material change in the value of the Partnership's portfolio of real estate since that date.

         In appraising the Properties, the Appraiser made certain standard assumptions and operated under standard limiting conditions which are listed in the Appraisals. Included in those limiting conditions was the fact that, for all of the Properties except Villa Bonita, the Appraiser had not been given current title reports on the Properties. The Managing Partner has received current title reports and has compared them to the title reports provided to the Appraiser. There are no differences of a material nature between the title reports utilized by the Appraiser and the current title reports. Regarding Villa Bonita, a current title report has been obtained by the Managing Partner and the Managing Partner does not believe that there are any exceptions to title which would cause the Appraiser to modify the appraised fair market value. In addition, the Appraiser noted that each Property is licensed as a residential care facility for the elderly (assisted living) with the California Department of Social Services. The Appraiser assumes that the Properties meet all physical plant and operating requirements as assisted living facility.

         Finally, the estimates of market value set forth in the Appraisals are partially based on current rent rolls, historical operating statements and limited building drawings and building statistical data provided by the Managing Partner.

         COMPENSATION AND MATERIAL RELATIONSHIPS. The Partnership will pay a fee of $16,000 to the Appraiser for preparing the Appraisals, which fee will reimburse the Appraiser for all related out-of-pocket expenses. The Appraiser is also entitled to indemnification against certain liabilities by the Partnership. The fee was negotiated with the Appraiser by the Managing Partner on behalf of the Partnership and payment is not dependent upon completion of the Transaction. The Appraiser has previously prepared appraisals for the Partnership, the Managing Partner and its affiliates, and is expected to continue to prepare such appraisals.


                                FAIRNESS OPINION

         Robert A. Stanger & Co., Inc. ("Stanger") was engaged by the Partnership to conduct an analysis and to render its opinion (the "Fairness Opinion") as to whether the consideration to be received by the Partnership in connection with the proposed sale of the Properties is fair, from a financial point of view, to the Limited Partners. The Partnership selected Stanger to perform the analysis and render the Fairness Opinion because of Stanger's experience and reputation in connection with the valuation of real estate and limited partnership units and rendering fairness opinions.

         The full text of the Fairness Opinion, which contains a description of the matters considered and the assumptions, limitations and qualifications made, is set forth in Appendix B and should be read in its entirety. The summary set forth herein does not purport to be a complete description of the review performed by Stanger in rendering the Fairness Opinion. Arriving at a fairness opinion is a complex process not necessarily susceptible to partial analysis or amenable to summary description.

         EXPERIENCE OF STANGER. Stanger and its affiliates, founded in 1978, provide information, research, investment banking and consulting services to clients throughout the United States, including major New York Stock Exchange member firms, insurance companies and companies engaged in the management and operation of partnerships and real estate investment trusts. The investment banking activities of Stanger include financial advisory services, asset and securities valuations, industry and company research and analysis, litigation support and expert witness services, and due diligence investigations in connection with both publicly registered and privately placed securities transactions.

         Stanger, as part of its investment banking business, is regularly engaged in the valuation of businesses and their assets and securities in connection with mergers, acquisitions, and reorganizations, and for estate, tax, corporate and other purposes. Stanger's valuation practice principally involves partnerships, partnership securities and the assets typically held by partnerships, such as real estate, oil and gas reserves, cable television systems and equipment leasing assets. Stanger was selected because of its experience and national reputation in connection with real estate investment trusts, partnerships, real estate assets and mergers and acquisitions.

         SUMMARY OF MATERIALS CONSIDERED. In the course of the analysis to render the Fairness Opinion, Stanger reviewed, among other things (i) historical operating statements for each of the Properties for the years ended December 31, 1992, 1993 and 1994, and the six months ended June 30, 1995, including income and expense components, capital expenditures, and occupancies; (ii) the 1995 operating budgets and ten-year projections prepared by management for each of the Properties and the Partnership; (iii) information concerning each Property, including its location, number of units, amenities and services, age, and land acreage; (iv) information on real estate and market conditions in the market area of each Property; (v) recent surveys of buyer's acquisition criteria for income-producing properties similar to the Properties and data on sales transactions involving similar properties; (vi) the Appraisals prepared by the Appraiser for each of the Properties; (vii) summaries of the terms of the sale of the Properties and the leaseback of such properties to the Managing Partner;
(viii) the preliminary Consent Solicitation Statement relating to the Transaction; and (ix) the annual reports on Form 10-K for the Partnership for the years ending December 31, 1992, 1993, and 1994, and the Partnership's quarterly report on Form 10-Q for the quarter ended June 30, 1995.

         SUMMARY OF ANALYSIS. The following is a summary of certain reviews performed by Stanger in connection with and in support of its fairness opinion. The summary of the opinion and analysis of Stanger set forth in this Consent Solicitation Statement is qualified in its entirety by reference to the full text of such opinion.

         In the course of its review, Stanger performed a site inspection of each Property, observed certain competing properties in the market area of each Property, and discussed with local property management personnel conditions in the local market, market conditions for properties similar to the Property, and the historical and budgeted operations of the Property.

         Stanger also discussed with the Managing Partner the historical operating statements, future prospects, operating expectations, current valuation estimates and appraisals, and factors influencing the value of each of the Properties, industry trends and outlook, conditions in the local markets, market conditions for sales or acquisitions of properties of the type owned by the Partnership, and the historical financial statements and budgeted and projected operations of the Properties and the Partnership.

         In preparing its opinion, Stanger relied upon the Appraisals of the Partnership's Properties which were prepared as of June 1995 by the Appraiser, an independent appraisal firm. Stanger reviewed the Appraisals rendered by the Appraiser, and discussed with the Appraiser its experience and qualifications, the appraisal methodologies utilized, the research conducted, the assumptions and limitations of the Appraisals, and the appraisal results.

         Stanger observed that the Appraisals were certified by a Member of the Appraisal Institute and were conducted in conformity with the Uniform Standards of Professional Appraisals Practice utilizing all three of the commonly used valuation approaches: the Income Approach, the Sales Comparison

Approach, and the Cost Approach. In addition, Stanger observed that in the course of conducting the Appraisals, the Appraiser confirmed certain parameters utilized based upon surveys conducted by the Appraiser of buyers, owners and managers of assisted living properties and data collected by the Appraiser relating to capitalization rates, net operating income per unit and prices paid per unit for actual sales transactions in the marketplace for assisted living retirement properties.

         In addition, Stanger interviewed certain buyers, owners, managers and financing sources of assisted living facilities to establish current market conditions and parameters relating to acquisitions and sale/leasebacks of such properties. Stanger also reviewed summaries of the terms of recent acquisitions and leasebacks of assisted living facilities by the Managing Partner or affiliates of the Managing Partner.

         Stanger noted that discussions with buyers, owners and managers of assisted living properties confirmed that the income approach to valuation, and in particular the direct capitalization technique, is the primary method employed by buyers in current markets. Stanger observed that target capitalization rates cited by owners and managers of assisted living properties generally range between 11% and 12.5% and that target capitalization rates cited by respondents of the survey conducted by the Appraiser averaged 12.01%. In addition, capitalization rates among 17 transactions tracked by the Appraiser involving assisted living properties throughout the western United States during 1994 through June 1995 averaged 12.1%.

         Stanger observed that the capitalization rates utilized in the Appraisals and applied to stabilized operating results ranged among the individual properties from 11.5% to 12% and that the overall effective capitalization rate for the Partnership's portfolio of Properties averaged (i) approximately 11.4% based on net operating income after reserves for recurring replacements projected by the Appraiser to be generated during the twelve-month period subsequent to the appraisal date; and (ii) approximately 10.3% based on net operating income after reserves for recurring replacements generated during the twelve-month period ending May 31, 1995.

         Based on the reviews cited above, Stanger concluded that (i) the Appraiser's primary reliance on the income method of valuation was reasonable and consistent with the current practices of buyers of assisted living properties; (ii) the fair market value of the Partnership's portfolio of Properties as determined by the Appraisals appeared consistent with capitalization rates utilized in the market for assisted living properties; and
(iii) the Purchase Price proposed to be paid for the Partnership's portfolio of Properties, and therefore the consideration to be received by the Partnership in connection with the proposed sale, equals such appraised fair market value of the Partnership's portfolio of Properties.

         CONCLUSIONS. Based on its analysis and subject to the assumptions, limitations and qualifications contained in its opinion, Stanger concluded that, as of the date of the opinion, the consideration to be received by the Partnership in connection with the proposed sale of the portfolio of Properties is fair, from a financial point of view, to the Unitholders.

         ASSUMPTIONS. In rendering its opinion, Stanger relied upon and assumed, without independent verification, the accuracy and completeness of all financial information and data, and all other reports and information that were provided or otherwise communicated to Stanger by the Partnership, the General Partners and/or their affiliates or management of the Properties. Stanger did not perform an independent appraisal of the Properties or other assets and liabilities of the Partnership and relied upon and assumed the accuracy and completeness of the Appraisals. Stanger also relied upon the assurances of the Partnership, the General Partners and management of the Properties that any financial statements, budgets, projections or value estimates contained in the Consent Solicitation Statement or otherwise provided or communicated to Stanger were reasonably prepared on bases consistent with actual historical experience and reflect the best currently available estimates and good faith judgments; that no material changes have occurred in the appraised values of the Properties or the information reviewed between the date of the Appraisals or the date the other information was provided and the date of Stanger's opinion; that the Partnership, the General Partners and/or their affiliates, and the management of the Properties are not aware of any information or facts that would cause the information supplied to Stanger to be incomplete or misleading in any material respect; and that the Transaction does not violate the terms of the Partnership Agreement or any applicable federal or state laws.

         In connection with preparing the fairness opinion, Stanger was not engaged to, and consequently did not, prepare any written report or compendium of its analysis for internal or external use beyond the analysis set forth in Appendix B. Stanger does not intend to deliver any additional written summary of the analysis.

         LIMITATIONS AND QUALIFICATIONS. Stanger was not requested to, and therefore did not: (i) select the method of determining the consideration offered to the Partnership; (ii) make any recommendation to the Partnership or its Partners with respect to whether to approve or reject the proposed Transaction; or (iii) express any opinion as to (a) the tax consequences of the proposed Transaction to the Unitholders, (b) the terms of the Partnership Agreement or any agreements or contracts between the Partnership, the General Partners and/or their affiliates, or the terms of the lease of the Properties to the Managing Partner, (c) any adjustments made to determine net amounts distributable to the Partners, including, but not limited to, balance sheet adjustments and any expenses and fees associated with the proposed Transaction,
(d) the General Partners' business decision to effect the proposed Transaction including, but not limited to, the decision not to solicit bids for the Properties, or (e) alternatives to the proposed Transaction. Further, Stanger did not express any opinion as to the fairness of any terms of the proposed Transaction other than the consideration to be paid to the Partnership in connection with the sale of the Properties. Stanger's opinion was based on business, economic, real estate market, and other conditions as of the date of its analysis and addresses the proposed sale of the Properties as currently improved in the context of information available as of the date of its analysis. Events occurring after such date and before the closing of the proposed Transaction could affect the Properties or the assumptions used in preparing the Fairness Opinion. Stanger has no obligation to update the Fairness Opinion on the basis of subsequent events.

         COMPENSATION AND MATERIAL RELATIONSHIPS. The Partnership has paid Stanger a fee of $120,000 in connection with the Fairness Opinion. No portion of the fee attributable to the Fairness Opinion was conditioned upon or subject to the conclusion expressed therein. In addition, the Partnership will reimburse Stanger for all reasonable out-of-pocket expenses up to $10,000, including legal fees, and the Partnership and the Managing Partner have agreed to indemnify Stanger against certain liabilities, including certain liabilities under the federal securities laws, arising out of Stanger's preparation and delivery of the Fairness Opinion. During the past two years, no other fees or compensation has been paid to Stanger by the Partnership or its affiliates.

         No party other than Stanger was contacted to render an opinion as to the fairness of the consideration to be received by the Partnership in connection with the proposed sale of the Properties, and the Partnership and the General Partners neither requested nor received any review, preliminary or otherwise, from any party other than Stanger regarding the fairness of the consideration to be received by the Partnership in connection with the proposed sale of the Properties.


                                 THE PROPERTIES

         RCFE/AL FACILITIES. Housing alternatives for healthy senior citizens include residing in his or her own home or apartment, with a relative or friend, in a boarding house, or in a retirement facility. RCFE/AL facilities like those owned by the Partnership are intended for the senior citizen who wishes to rent a private room or suite in a facility that provides food service, housekeeping and other amenities that ease the daily burdens of such tasks as shopping, cooking and cleaning. Residents rent on a month-to-month basis and for one monthly rate receive all meals, mail service, linens and laundry. The staff provides services and security on a 24-hour basis. In addition, certain services ("Assisted Living") are provided to residents in need of additional care such as bathing and grooming and assisting with the self administration of medication. Higher monthly rents are charged for such Assisted Living services. Medical treatment is not provided, however.

         The Partnership's Properties are managed by the Managing Partner. The four facilities employed a combined total of approximately 150 employees as of August 15, 1995.

         Each of the Partnership's four facilities was designed to fit in its particular site and marketplace but share many common features. Each facility devotes approximately 40% of its space to common areas such as recreation rooms, dining rooms, hallways, and kitchen facilities. The kitchens are fully equipped to serve three meals a day and snacks to all residents. Individual rooms consist of a suite containing a bathroom and sleeping and sitting area. The buildings are set in garden settings, including patios and other outdoor areas for resident use.

         The Partnership's Properties compete principally on the basis of rental rate, location, quality of housing, food, recreational activities, and resident assistance. Other RCFE/AL facilities and senior apartments (including those owned or operated by the Managing Partner or its affiliates), mobile home parks, conventional apartments and single family homes compete for residents.

         HISTORICAL OCCUPANCY RATES OF THE PROPERTIES.

 ----------------------------------------------------------------------------------------------------------
         PROPERTY             DATE ACQUIRED/          AVERAGE            AVERAGE          AVERAGE OCCUPANCY
                                  OPENED             OCCUPANCY          OCCUPANCY          1/1/95 THROUGH
                                                       1993                1994                8/15/95
 ----------------------------------------------------------------------------------------------------------
 RANCHO PARK VILLA                 10/87              81.74%              79.70%               78.22%
 ---------------------------------------------------------------------------------------------------
 VILLA BONITA                      1/89*              76.54%              86.83%               91.25%
 ---------------------------------------------------------------------------------------------------
 MARIA DEL SOL                     9/88               73.59%              74.82%               84.98%
 ---------------------------------------------------------------------------------------------------
 TAMALPAIS CREEK                   1/88               91.77%              98.27%               97.61%
 ---------------------------------------------------------------------------------------------------

* The land for Villa Bonita was acquired in March, 1987. Following construction, the facility opened to residents in January, 1989.

         HISTORICAL MONTHLY RENTAL RATES OF THE PROPERTIES.

 -----------------------------------------------------------------------------------------------------------
         PROPERTY           AVG. MONTHLY RENTAL RATE      AVG.  MONTHLY RENTAL      AVG. MONTHLY RENTAL RATE
                                  PER RESIDENT             RATE PER RESIDENT              PER RESIDENT
                                      1993                        1994               1/1/95 THROUGH 8/15/95
 -----------------------------------------------------------------------------------------------------------
 RANCHO PARK VILLA                   $1,119                      $1,100                      $1,138
 --------------------------------------------------------------------------------------------------
 VILLA BONITA                        $1,082                      $1,097                      $1,107
 --------------------------------------------------------------------------------------------------
 MARIA DEL SOL                       $1,088                      $1,110                      $1,109
 --------------------------------------------------------------------------------------------------
 TAMALPAIS CREEK                     $1,278                      $1,312                      $1,335
 --------------------------------------------------------------------------------------------------

         RANCHO PARK VILLA. Rancho Park Villa is located in the City of San Dimas, California, approximately 30 miles east of Los Angeles. The approximately 100,000 square foot facility occupies a site consisting of approximately five acres of useable land (approximately eight acres total) and a seven story building containing 158 residential units, plus a two story common area attached to the residential building by an enclosed glass walkway. In March, 1990, the Partnership sold ten of the 18 acres originally purchased to a third party purchaser. The sales price was $2.15 million. The Partnership received $1,934,875 in cash (net of $115,125 selling expenses) and a $100,000 promissory note bearing interest at the rate of 10% and due on June 20, 1991(4). Approximately $1.819 million of the net proceeds of sale were distributed to the Partners. The average occupancy rate for the facility for 1994 was approximately 80% and the Property was 74.9% occupied as of August 15, 1995.

         VILLA BONITA. Villa Bonita is located in the City of Bonita, California, approximately 15 miles from San Diego. The approximately 80,000 square foot facility is located on approximately two acres of land and consists of a 130 room three story building. The average occupancy rate for the facility for 1994 was approximately 87% and the Property was 90.8% occupied as of August 15, 1995.

         MARIA DEL SOL. Maria del Sol is located in the City of Santa Maria, California, approximately 70 miles north of Santa Barbara. The approximately 66,000 square foot facility is located on 3.5 acres of land and consists of a four story building containing 124 residential units and an approximately 14,000 square foot single story structure housing common area and office space. The average occupancy rate for the facility for 1994 was about 75% and the Property was 87.1% occupied as of August 15, 1995.

         TAMALPAIS CREEK. Tamalpais Creek is located in the City of Novato, California, approximately 25 miles to the south of Santa Rosa. The approximately 80,000 square foot facility is located on approximately four acres of land and consists of a two story building containing 120 residential units with kitchenettes. The average occupancy rate for the facility for 1994 was approximately 98% and the Property is 100% occupied as of August 15, 1995.


-------------------
         (4) After the Partnership received approximately $27,500 of principal and over $12,000 of interest, the purchaser failed to make any further payments. The Managing Partner aggressively acted to collect the balance, but the purchaser filed a bankruptcy petition. Therefore, the Managing Partner deemed the balance of the promissory note to be uncollectible and wrote it off.

                            SELECTED FINANCIAL DATA

         The following table sets forth certain summarized financial information for the Partnership. This information should be read in conjunction with the Partnership's audited financial statements and accompanying notes, included elsewhere in this Consent Solicitation Statement, and Management's Discussion and Analysis of Financial Condition and results of Operations, included below.

                                                                    Six Months
                                        Quarter Ended                  Ended                  Years Ended December 31,
                                   ------------------------  ------------------------  -------------------------------------
                                     6/30/95       6/30/94     6/30/95     6/30/94         1994         1993         1992
                                   -----------  -----------  -----------  -----------  -----------  -----------  -----------
Income Data:
------------
Revenue                            $ 2,072,205  $ 1,932,745  $ 4,094,504  $ 3,804,150  $ 7,757,243  $ 7,183,137  $ 7,082,682

Net Income                             366,575      259,401      718,341      498,093      987,185      885,774      708,899

Distributions*                               0        13.38        15.01        26.75        54.29        60.03        65.05


Net Income*                              12.10         8.56        23.71        16.44        32.58        29.23        23.39

Balance Sheet Data at Period End:
--------------------------------

Total Assets                        18,288,177   18,352,106   18,288,177   18,352,106   18,350,874   19,354,834   19,783,090

Notes Payable                          983,690      989,281      983,690      989,281      989,281    1,324,439      780,000

Partners' Capital                   16,810,080   16,546,472   16,810,080   16,546,472   16,546,472   17,203,158   18,136,394


                                    Years Ended December 31,
                                    ------------------------
                                        1991         1990
                                    -----------  -----------
Income Data:
------------
Revenue                             $ 6,519,816  $ 7,698,687

Net Income                                8,274    2,003,104

Distributions*                            63.91       115.09


Net Income*                                0.27        66.10

Balance Sheet Data at Period End:
--------------------------------

Total Assets                         20,879,590   22,707,569

Notes Payable                           710,000      740,000

Partners' Capital                    19,398,644   21,326,982

* Per weighted average of Units outstanding


                     MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS

         OVERVIEW. The Partnership was formed for the purpose of acquiring, developing and operating residential retirement and Assisted Living facilities. The Partnership earns revenue from two main areas: (1) rent, and (2) revenue from Assisted Living services. For a monthly rental fee, the Partnership provides residents with semi-private or private rooms or suites, meals in a communal setting, housekeeping, linens and laundry, activities programs, security, grounds maintenance, utilities, cable television and scheduled transportation. Assisted Living services include additional care such as grooming, bathing and assisting with the self-administration of medication.

         RESULTS OF OPERATIONS.

         Three months ended June 30, 1995 compared with the three months ended June 30, 1994.

         Revenue for the three months ended June 30, 1995, and the three months ended June 30, 1994 includes rental income and Assisted Living income from all four Properties, interest earned on cash balances and other revenue. Total revenues for the three months ended June 30, 1995 were $2,072,205, an increase of approximately 7% over revenues of $1,932,745 for the three months ended
June 30, 1994.

         Rent for the three months ended June 30, 1995 was $1,820,678, an increase of approximately 6% over rent of $1,710,142 for the three months ended June 30, 1994. Rent increased due to higher occupancy of the partnership's facilities and a higher rental rate. The monthly average occupancy percentage for the three months ended June 30, 1995 was 87% compared to 84% for the three months ended June 30, 1995. The monthly average rental rate per unit for the three months ended June 30, 1995 was $1,283 compared to $1,252 for the three months ended June 30, 1994.

         Revenue from Assisted Living fees for the three months ended June 30, 1995 was $201,931, an increase of approximately 14% over $176,497 for the three months ended June 30, 1994. This increase is due to a higher number of residents on the Assisted Living program. The monthly average number of residents on Assisted Living was 154 for the three months ended June 30, 1995 compared to 142 for the three months ended June 30, 1994. The average monthly Assisted Living rate was $437 for the three months ended June 30, 1995 compared to $414 for the three months ended June 30, 1994.

         Other revenue for the three months ended June 30, 1995 increased by $3,638 over the three months ended June 30, 1994. Other revenue includes processing fees, beauty shop revenue, banquet fees and other miscellaneous income. Other revenue increased primarily due to processing fees which are collected upon the move in of a resident. The monthly average number of residents for the three months ended June 30, 1995 was 519 compared to 495 for the three months ended June 30, 1994.

         Sources of revenue for the three months ended June 30, 1995 and June 30, 1994 are summarized as follows:

                                      Three Months Ended           Three Months Ended
                                        June 30, 1995                 June 30, 1994
                                      ------------------           ------------------
Rent                                     $1,820,678                     $1,710,142

Assisted Living                             201,931                        176,497

Interest                                          0                            148

Other                                        49,596                         45,958
                                         ----------                     ----------
                                         $2,072,205                     $1,932,745
                                         ==========                     ==========



         Total costs and expenses for the three months ended June 30, 1995 were $1,705,629, an increase of approximately 2% over costs and expenses of $1,673,344 for the three months ended June 30, 1994.

         Rental property operations expense for the three months ended June 30, 1995 was $1,052,147 compared to $1,040,912 for the three months ended June 30, 1994. The increase in these expenses was directly related to the increase in residents. Included in rental property operations expense were variable costs related to the number of residents. The monthly average number of residents for the three months ended June 30, 1995 was 519 compared to 495 for the three months ended June 30, 1994.

         Assisted Living expenses consist primarily of the related payroll expense. Assisted Living expenses increased by $16,200 for the three months ended June 30, 1995 compared to the three months ended June 30, 1994. Assisted Living expenses increased due to the increase in the size of the related staff providing Assisted Living services. The average monthly number of employees providing Assisted Living services was 30 for the three months ended June 30, 1995 compared to 25 for the three months ended June 30, 1994.

         General and administrative expenses are comprised of, but not limited to, costs for accounting, partnership administration, bad debt, data processing, investor relations, insurance, and professional services. General and administrative expenses increased by $6,914 for the three months ended June 30, 1995 compared to the three months ended June 30, 1994. The increase in general and administrative expenses is due primarily to the increase in the property management fee which is calculated by taking 5% of the gross revenues. The property management fee for the three months ended June 30, 1995 was $103, 610 compared to $96,635 for the three months ended June 30, 1994.

         Depreciation and amortization expense increased by over 1% for the three months ended June 30, 1995 compared to the three months ended June 30, 1994 due to capital improvements to the Properties.

         Interest expense decreased over 13% for the three months ended June 30, 1995 compared to the three months ended June 30, 1994, as a result of principal reduction.

         Selected costs and expenses for the three months ended June 30, 1995 and June 30, 1994 are summarized as follows:

                                                Three Months Ended           Three Months Ended
                                                  June 30, 1995                 June 30, 1994
                                                ------------------           ------------------
Rental Property Operations                         $1,052,147                   $1,040,912

Assisted Living                                        92,545                       76,343

General and Administrative                            251,743                      244,829

Depreciation and Amortization                         206,551                      203,301

Property Taxes                                         62,460                       63,849

Interest                                               23,922                       27,528


         Primarily as a result of the foregoing, the net income increased to $365,575 for the three months ended June 30, 1995 as compared to net income of $259,401 for the three months ended June 30, 1994.

         Six months ended June 30, 1995 compared with the six months ended June 30, 1994.

         Revenue for the six months ended June 30, 1995, and the six months ended June 30,1994 includes rental income and Assisted Living revenue from all four facilities, interest earned on cash balances and other revenue. Total revenues for the six months ended June 30, 1995 were $4,094,504 an increase of approximately 8% over revenues of $3,804,150 for the six months ended June 30, 1994.

         Rent for the six months ended June 30, 1995 was $3,614,392, an increase of approximately 7% over rent of $3,372,451 for the six months ended June 30, 1994. Rent increased due to higher occupancy of the partnership's facilities and a higher rental rate. The average monthly occupancy percentage for the six months ended June 30, 1995 was 87% compared to 83% for the six months ended
June 30, 1994. The average monthly rental rate per unit for the six months ended June 30, 1995 was $1,282 compared to $1,244 for the six months ended
June 30, 1994.

         Revenue from Assisted Living fees for the six months ended June 30, 1995 was $384,731 an increase of approximately 17% over $328,941 for the six months ended June 30, 1994. This increase is due to a higher number of residents on the Assisted Living program. The monthly average number of residents on Assisted Living was 153 for the six months ended June 30, 1995 compared to 142 for the three months ended June 30, 1994. The average monthly Assisted Living rate was $419 for the six months ended June 30, 1995 compared to $386 for the six months ended June 30, 1994.

         Other revenue decreased by approximately 7% for the six months ended June 30, 1995 compared to the six months ended June 30, 1994. Other revenue includes processing fees, beauty shop revenue, banquet fees and other miscellaneous income. Processing fees collected upon the move in of a resident increased but all other revenue decreased in the aggregate, resulting in a net decrease in other revenue.

         Sources of revenue for the six months ended June 30, 1995 and June 30, 1994 are summarized as follows:

                                    Six Months Ended            Six Months Ended
                                     June 30, 1995                June 30, 1994
                                    ----------------            ----------------
Rent                                  $3,614,392                    $3,372,451

Assisted Living                          384,731                       328,941

Interest                                       0                           304

Other                                     95,380                       102,454
                                      ----------                    ----------
                                      $4,094,504                    $3,804,150
                                      ==========                    ==========

         Total costs and expenses for the six months ended June 30, 1995 were $3,376,163, an increase of over 2% over costs and expenses of $3,306,058 for the six months ended June 30, 1994.

         Rental property operations expense for the six months ended June 30, 1995 was $2,094,808 compared to $2,002,762 for the six months ended June 30, 1994. The increase in these expenses was directly related to the increase in residents. Included in rental property operations expense were variable costs related to the number of residents. The monthly average number of residents for the six months ended June 30, 1995 was 516 compared to 490 for the six months ended June 30, 1994.

         Assisted Living expenses consist primarily of the related payroll expense. Assisted Living expenses increased by $22,498 for the six months ended June 30, 1995 compared to the six months ended June 30, 1994. Assisted Living expenses increased due to the increase in the size of the related staff providing Assisted Living services. The average monthly number of employees providing Assisted Living services was 28 for the six months ended June 30, 1995 compared to 25 for the six months ended June 30, 1994.

         General and administrative expenses are comprised of, but not limited to, costs for accounting, partnership administration, bad debt, data processing, investor relations, insurance, and professional services. General and administrative expenses increased by less than 1% for the six months ended
June 30, 1995 compared to the six months ended June 30, 1994.

         Depreciation and amortization expense decreased by more than 5% for the six months ended June 30, 1995 compared to the six months ended June 30, 1994. Depreciation and amortization decreased due to a portion of fixed assets becoming fully depreciated.

         Interest expense decreased over 20% for the six months ended June 30, 1995 compared to the six months ended June 30, 1994, as a result of paying off a loan secured by a first deed of trust on Villa Bonita of $321,250 on or about March 31, 1994.

         Selected costs and expenses for the six months ended June 30, 1995 and June 30, 1994 are as follows:

                                                 Six Months Ended            Six Months Ended
                                                  June 30, 1995                June 30, 1994
                                                 ----------------            ----------------
Rental Property Operations                         $2,094,808                   $2,002,762

Assisted Living                                       174,230                      151,762

General and Administrative                            499,043                      495,962

Depreciation and Amortization                         412,367                      434,914

Property Taxes                                        128,658                      132,156

Interest                                               47,402                       59,017

         Primarily as a result of the foregoing, the net income increased to $718,341 for the six months ended June 30, 1995 as compared to net income of $498,093 for the six months ended June 30, 1994.

         Year ended December 31, 1994 compared with the year ended December 31, 1993 and the year ended December 31, 1992.

         Revenue for fiscal years ended December 31, 1994, 1993 and 1992 includes rental income and Assisted Living revenue from all four Properties, interest earned on cash balances and other revenue. Total revenues for the year ended December 31, 1994 was $7,757,243, an increase of 8% over revenue of $7,183 137 for the year ended December 31, 1993 which was an increase of 1.5% over revenue of $7,082,682 for the year ended December 31, 1992.

         Rent for the years ended December 31, 1994, 1993 and 1992 were $6,890,345, $6,510,555, and $6,395,253, respectively. Rent increased due to higher occupancy of the partnership's facilities and/or a higher rental rate. The occupancy percentages at December 31, 1994, 1993 and 1992 were 86%, 81% and 84%, respectively. The average monthly rental rate per unit at December 31, 1994, 1993, and 1992 were $1,265, 1,236 and $1,197, respectively.

         The Partnership also increased revenues from its Assisted Living program for 1994 over prior years due to its aggressive marketing of the Assisted Living services and the resulting increase in the number of residents using the program. Assisted Living income increased by approximately 33% from 1993 to 1994 and by approximately 46% from 1992 to 1993.

         Interest income results from interest earning cash deposits (primarily money market accounts). The cash balances at December 31, 1994, 1993 and 1992 were $245,898, $498,543, and $93,218, respectively. The Partnership internally manages cash balances and places funds with a number of different financial institutions. Interest income decreased by approximately 35% from 1993 to 1994 and by approximately 95% from 1992 to 1993 as a result of lower average rates and average balances.

         Other revenue increased by approximately 17% from 1993 to 1994 and decreased by approximately 50% from 1992 to 1993. Other revenue generally includes processing fees, beauty shop revenue and guest meals. The increase from 1993 to 1994 is attributed to higher aggregate occupancy rates in 1994. Other revenue for 1992 included a property tax refund of approximately $150,000.

         Sources of revenue for the years ended December 31, 1994, 1993 and 1992 and are summarized as follows:

                                     1994              1993            1992
                                  ----------        ----------      ----------
Rent                              $6,890,345        $6,510,555      $6,395,253

Assisted Living                      671,543           505,722         346,077

Interest                                 329               503          10,576

Other                                195,026           166,357         330,776(1)
                                  ----------        ----------      ----------
Total Revenue                     $7,757,243        $7,183,137      $7,082,682
                                  ==========        ==========      ==========

-------------------
(1) Includes property tax refund of approximately $150,000 relating to the Rancho Park Villa property.

         Rental property operating expenses consist primarily of payroll related expenses, utilities, food expense and maintenance and supplies. Rental property operating expenses for the years ended December 31, 1994, 1993 and 1992 were $4,659,539, $4,213,063 and $4,042,045, respectively. The majority of rental property operating expenses consist of fixed costs that do not vary significantly with changes in the aggregate occupancy levels from year to year. The monthly average number of residents at December 31, 1994, 1993 and 1992 were 513, 479 and 502, respectively.

         Assisted Living expenses consist primarily of the related payroll expense. Assisted Living expenses increased by about 24% from 1993 to 1994 and by approximately 18% from 1992 to 1993. Assisted Living expenses increased due to the increases in size of the related staff providing Assisted Living services. The average number of staff per month providing Assisted Living services for the years ended December 31, 1994, 1993 and 1992 was 24, 19 and 17, respectively.

         General and administrative expenses are comprised of, but not limited to, costs for accounting, partnership administration, bad debt, data processing, investor relations, insurance, and professional services. General and administrative expenses increased approximately 9% from 1993 to 1994 and approximately 5% from 1992 to 1993. The 1994 increase is primarily due to appraisal costs incurred for the Partnership's properties. The appraisal costs were $20,000. General and administrative expenses also increased due to the property management fee which is calculated by taking 5% of the gross revenues. The property management fee for the years ending December 31, 1994, 1993 and 1992 were $387,862, $359,157 and $354,134, respectively.

         Depreciation and amortization expense decreased by about 12% from 1993 to 1994 and by an estimated 12% from 1992 to 1993. Depreciation and amortization decreased each year due to a portion of fixed assets becoming fully depreciated.

         Interest expense increased by approximately 53% from 1993 to 1994 and increased by about 20% from 1992 to 1993. Interest expense increased for 1993 from 1992 due to the additional debt of $300,000 obtained midyear by the Partnership. The increase from 1993 to 1994 reflects a full year of interest expense from the additional debt obtained by the Partnership in 1993 and rising interest rates.

         Selected costs and expenses for the years ended December 31, 1994, 1993 and 1992 are as follows:

                                                           1994                1993                1992
                                                        ----------          ----------          ----------
Rental Property Operations                              $4,656,539          $4,213,063          $4,042,045

Assisted Living                                            299,864             242,613             205,725

General and Administrative                                 485,050             443,283             423,926

Depreciation and Amortization                              864,396             982,452           1,113,579

Property Taxes                                             304,546             281,584             275,031

Interest                                                   106,937              69,692              57,944

         Primarily as a result of the foregoing, the net income increased to $987,185 for the year ended December 31, 1994 as compared to net income of $885,774 and $708,899 for the years ended December 31, 1993 and December 31, 1992, respectively.

         Assuming the Transaction is approved and the Properties are sold, the Partnership will have no further operations and there will be no future operating results.

         IMPACT OF INFLATION AND CHANGING PRICES. Rents, the main source of revenue derived by the Partnership, are affected by rental rates and occupancy rates. Rental rate increases are highly dependent upon market conditions and the competitive environment in the properties location. Employer compensation is the largest cost element in the operation of the Partnership's properties. Recent price and cost trends have not significantly affected profit margins and are not expected to have negative effects in the foreseeable future.

         LIQUIDITY.

         Six months ended June 30, 1995 compared with the six months ended June 30, 1994.

         No material changes in operating assets and liabilities is noted for the six months ended June 30, 1995 and the six months ended June 30, 1994

         The General Partners expect that the cash to be generated from operations of all the Partnership's Properties will be adequate to pay operating expenses, make necessary capital improvements, make required principal reductions, and provide distributions to the Partners. On a long-term basis, the Partnership's liquidity is sustained primarily from cash flow provided by operating activities. For the six months ended June 30, 1995 and 1994 net cash provided by operating activities was $1,030,899 and $930,466, respectively. The unrestricted cash balances were $310,978 and $117,862 for the six months ended June 30, 1995 and 1994, respectively.

         During the six months ended June 30, 1995, the Partnership used net cash in investing activities of $52,851 compared to $111,603 for the six months ended June 30, 1994. The Partnership's investing activities consisted of capital improvements made on its four Properties. The Partnership has no material commitments for capital improvements at the six months ended June 30, 1995.

         During the six months ended June 30, 1995, the Partnership used net cash in financing activities of $912,968 compared to $1,199,544 for the six months ended June 30, 1994. The Partnership's financing activities at June 30, 1995 and 1994 consisted of principal reduction of $5,600 and $330,000, respectively and distributions to the partners of $907,376 and $869,458. Distributions for the six months ended June 30, 1995 were $15.01 per unit compared to $26.75 per unit for the six months ended June 30, 1994. The average return of capital per Unit included in the distributions for the six months ended June 30, 1995 was $0 compared to $10.15 for the six months ended June 30, 1994.

         Year ended December 31, 1994 compared with the year ended December 31, 1993 and the year ended December 31, 1992.

         No material changes in operating assets and liabilities are noted for the years ended December 31, 1994, 1993 and 1992.

         The General Partners expect that the cash to be generated from operations of all the Partnership's Properties will be adequate to pay operating expenses, make necessary capital improvements, make required principal reductions, and provide distributions to the Partners. On a long-term basis, the Partnership's liquidity is sustained primarily from cash flow provided by operating activities. For the years ended December 31, 1994, 1993 and 1992 net cash provided by operating activities was $1,985,296, $1,889,694 and $1,832,337, respectively. Unrestricted cash balances were $455,919, $492,946 and $520,932 at December 31, 1994, 1993 and 1992, respectively.

         During the year ended December 31, 1994, the Partnership used net cash in investing activities of $220,653 compared to $145,531 and $144,201 in the years ending December 31, 1993 and 1992, respectively. The Partnership's investing activities consisted of capital improvements made on all four of its properties to maintain the buildings, landscaping, and interiors.

         During the year ended December 31, 1994 the Partnership used net cash in financing activities of $2,017,288 compared to $1,338,838 and $1,873,752 for the years ended December 31, 1993 and 1992, respectively. The Partnership's financing activities consisted of principal reduction of $335,158, $355, 561 and $30,000 for the years ended December 31, 1994, 1993 and 1992 respectively. During the year ended December 31, 1993 the Partnership received net proceeds from a bank loan for $1,000,000 and used cash of $36,281 to pay for the associated loan fees. During the year ended December 31, 1993 cash used in repayment of a line of credit was $100,000 compared to cash provided by the borrowing from the line of credit of $100,000 during the year ended December 31, 1992. During the years ended December 31, 1994, 1993 and 1992 the Partnership used cash to pay distributions to the limited partners of $1,682,130, $1,846,996 and $1,943,752, respectively. The per Unit distributions were $54.29, $60.03 and $65.05 for the years ended December 31, 1994, 1993 and 1992, respectively. The average return of capital per Unit included in the distributions was $21.38, $30.50 and $41.42 for the years ended December 31, 1994, 1993 and 1992, respectively.

         The General Partners are not aware of any trends, events, commitments or uncertainties other than national economic conditions, which have had or which may be reasonably expected to have a material favorable or unfavorable impact on revenues or income from the operations or sale of Properties. The General Partners believe that if the inflation rate increases they will be able to pass the subsequent increase in operating expenses onto the residents of the properties by way of higher rental and Assisted Living rates. The Partnership has long term debt of approximately $984,000, as of June 30, 1995, which matures on September 20, 2000. The amount of this indebtedness is minor in relation to the Partnership's equity.

         CAPITAL RESOURCES. In the event the sale of the Properties and dissolution of the Partnership is not approved, the Partnership contemplates spending approximately $200,000 for capital expenditures during 1995 for physical improvements at its four facilities. The funds for these improvements should be available from operations. A portion of these funds have been spent and additional sums will have been spent by the time the sale of the Properties closes if the Transaction is approved. The Partnership has no material commitments for capital improvements as of June 30, 1995.

         There are no known material trends, favorable or unfavorable, in the Partnership's capital resources, and there is no expected change in the mix of such resources.

         POLICIES AND PRACTICES REGARDING REAL ESTATE IMPAIRMENT. Real estate investments are carried at cost less accumulated depreciation. The Partnership considers quarterly whether there are any events or changes in circumstances that indicate that the carrying amount of its individual real estate investments may not be recoverable. In the event that there are indications of the possible existence of impairment of an individual real estate asset, the Partnership will estimate the gross future cash flows resulting from the operation of the related real estate and its ultimate disposition. If the estimated undiscounted cash flows are less than the real estate's carrying value, a loss will be recognized based on the difference between the carrying value of the real estate and its estimated fair market value. Assets held for sale are recorded at the lower of carrying value or estimated fair market value less costs to dispose.


                  DISSOLUTION AND WINDING UP OF THE PARTNERSHIP

         The Transaction will dispose of substantially all of the Partnership's assets. The Partnership Agreement provides that the Partnership shall be terminated and dissolved following the completion of the sale of all of the Partnership's assets. Upon dissolution and termination of the Partnership, the General Partners will take full account of the Partnership's assets and liabilities, liquidate any remaining assets as promptly as is possible, and apply and distribute the proceeds therefrom in the following order:

                 First, to the payment of creditors of the Partnership, but excluding secured creditors whose obligations will be assumed or otherwise transferred on the liquidation of Partnership assets;

                 Second, to the repayment of any outstanding loans made by any General Partner or Unitholder to the Partnership, and any compensation or fees due to the Managing Partner; and

                 Third, to the General Partners and Unitholders or their assignees in the same priority discussed above with respect to the Proceeds of Sale.

         Following the Transaction, there will be approximately $516,400 in additional assets to distribute at the dissolution of the Partnership. The Partnership holds no assets of significant value other than the Properties. Consequently, the Proceeds of Sale will constitute most, if not all, of the money that will be distributed to the Unitholders upon the sale and dissolution of the Partnership.


                   CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

         The following is a brief summary of certain of the material federal income tax consequences of the sale of the Properties and the liquidation of the Partnership, as described in this Consent Solicitation. This discussion is intended to address only those federal income tax considerations that are generally applicable to all Unitholders in connection with the transactions described above. The specific tax consequences of the transactions will vary for each Unitholder because of the different circumstances of the various Partners. This discussion is based on the Internal Revenue Code of 1986 (the "Code"), as amended, existing and proposed Treasury Regulations thereunder, and current administrative interpretations and court decisions.

         It is not possible or practical to discuss here all aspects of federal income tax law that may have relevance with respect to the transactions described herein based on the individual circumstances of particular Unitholders in light of their personal investment or tax circumstances, or to certain types of investors (including insurance companies, financial institutions or broker-dealers, tax-exempt organizations and foreign corporations and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws. The following description is general in nature, and is not exhaustive of all possible tax considerations. This analysis is not tax advice, and is not intended as a substitute for careful tax planning.

         UNITHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS, ATTORNEYS OR ACCOUNTANTS WITH SPECIFIC REFERENCE TO THEIR OWN TAX SITUATION AND POTENTIAL CHANGES IN THE APPLICABLE LAW. No representations are made as to state, local or foreign tax consequences to any Unitholder resulting from the transactions described in this Consent Solicitation Statement. The discussion set forth below is based upon the assumption that interests in the Partnership held by the Unitholders constitute capital assets in the hands of such investors and that the Partnership is classified for federal income tax purposes as a partnership, rather than an association taxable as a corporation. Upon the formation of the Partnership in 1985, the Partnership received an opinion from its tax counsel, Donald J. Regan, P.C., that the Partnership was properly classified as a partnership for federal income tax purposes. The Partnership did not request a ruling from the Internal Revenue Service as to its tax status as a partnership, however. Moreover, the opinion of counsel referred to above was and is subject to the continuous satisfaction by the Partnership of certain factual conditions. If, for any reason, the Partnership is or was classified for tax purposes as an association taxable as a corporation, the tax consequences of the proposed transactions would differ materially from that described below.

         UNITHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM OF THE TRANSACTIONS DESCRIBED HEREIN.

         TAX CONSEQUENCES OF THE TRANSACTION. The sale of the Properties (or other Partnership assets) by the Partnership will be a fully taxable transaction in which the Partnership will recognize taxable gain or loss in an amount equal to the difference between (i) the amount realized on the sale (including the amount of any liabilities assumed or taken subject to by Purchaser) of the Properties (or other assets) over (ii) the Partnership's adjusted tax basis in the Properties (or other assets). Each Unitholder will be required to recognize his or her allocable share of the taxable gain or loss recognized by the Partnership, as set forth in the Partnership Agreement. To the extent the Partnership's gain or loss is treated as realized from the sale of "Section 1231" assets (i.e., real property and depreciable assets used in a trade or business and held for more than one year), each Unitholder would combine his or her share of gain or loss from the sale of the Partnership's Section 1231 assets with any other Section 1231 gains and losses recognized by such partner in that year. If the result is a net loss, such loss will be characterized as an ordinary loss. If the result is a net gain, such gain will be characterized as capital gain; provided, however, that such gain will be treated as ordinary income to the extent the Unitholder has "non-recaptured" Section 1231 losses. For these purposes, "non-recaptured"
Section 1231 losses means a Unitholder's aggregate Section 1231 losses for the five most recent prior years that have not previously been recaptured. In addition, a Unitholder's net gain will be treated as ordinary income to the extent such gain is attributable to depreciation recapture, sale of inventory or certain other items.

         It is anticipated that the sale of the Partnership's Properties (or other assets) to Purchaser will result in a taxable gain to the Partnership. In general, the Partnership Agreement allocates such gain to the Partners in the following order: (i) to those Partners, if any, who have negative capital accounts to the extent of their negative capital accounts; (ii) to those Partners who have previously been allocated depreciation deductions attributable to the Properties (or other assets) sold to Purchaser, but only to the extent such deductions exceed the gain allocated in (i) above; (iii) to the Unitholders, to the extent necessary to align their capital account balances with the number of Units held by each Unitholder; (iv) to the Partners in proportion to the distribution of proceeds of certain sales or refinancings; and
(v) the balance, if any, 85% to the Unitholders and 15% to the General Partners. In addition, the Partnership Agreement provides that the allocation provisions are intended to result in the capital accounts of the Unitholders equalling zero following the liquidation of the Partnership and that such provisions shall be construed to achieve this result. There can be no assurance, however, that such allocations will be respected for federal income tax purposes if challenged by the Internal Revenue Service. If the Internal Revenue Service successfully challenges the allocations of income or loss under the Partnership Agreement, Unitholders may (among other things) be allocated amounts of income or loss in the year of the liquidation of the Partnership which are different from the amounts set forth herein and Unitholders may be allocated different amounts of depreciation deductions in prior years.

         Gain or loss recognized on the sale of the Properties (or other Partnership assets) generally will be treated as passive activity income or loss, under the passive activity loss rules of Section 469 of the Code, for Unitholders who do not materially participate in the activity in which the Partnership is engaged. The passive activity loss rules of the Code provide that certain taxpayers (including individuals) may not deduct their "passive activity loss" for a taxable year (i.e., the amount by which their aggregate losses from all passive activities for the taxable year exceed their aggregate income from all such activities for such year). The Code provides, however, that a taxpayer who disposes of his or her entire interest in a passive activity during a taxable year to an unrelated taxpayer is entitled to treat the excess of passive losses from such activity (including suspended passive losses from prior periods plus any loss recognized on the disposition) over that year's income or gains from all of the taxpayer's passive activities as not being subject to passive activity loss limitations. Accordingly, Unitholders who (i) are not related (as defined in Section 469 of the Code) to the Purchaser and (ii) are disposing of their entire interest in the activity in which the Partnership is engaged, should be able to utilize this provision of the Code with respect to losses generated by the Partnership.

         The Partnership may be required to withhold a portion of the distributions to be made to any Unitholders who fail to provide appropriate certification as to their non-foreign status or their status as a California resident.

         LIQUIDATION OF THE PARTNERSHIP. In general, each Unitholder will recognize additional gain or loss on the liquidation of the Partnership in an amount equal to the difference (if any) between (a) the sum of (i) the amount of cash received and (ii) any reduction in such Unitholder's share of liabilities of the Partnership, and (b) the Unitholder's adjusted tax basis in his or her interest in the Partnership (including the Unitholder's share of Partnership liabilities and as increased or decreased by his or her share of the Partnership gain or loss from the sale of the Properties and other assets of the Partnership). A Unitholder's gain or loss (if any) will generally be capital gain or loss, and will be long-term if the Unitholder has held his or her interest in the Partnership for more than one year.

                          APPROVAL BY THE UNITHOLDERS

         VOTE REQUIRED. Unitholders of record as of the Notice Date constituting more than 50% of the Partnership Interests must approve ("Majority Approval") the Transaction as contemplated by the Agreement and the termination, dissolution and winding up of the Partnership. Each Unitholder's "Partnership Interest" will be determined by the ratio which the number of Units owned bears to the total number of Units outstanding as of the Notice Date. Each Unitholder shall be entitled to cast one vote for each Unit which he or she owns. The Partnership Agreement permits this vote to be taken by written consent without a meeting of the Unitholders.

         Unitholders may vote to approve or disapprove the Transaction and the termination, dissolution and winding up of the Partnership, or may abstain. Signed but unmarked Consents returned to the Managing Partner will be deemed to approve the Transaction, the termination, dissolution and winding up of the Partnership and will be deemed, pursuant to the Partnership Agreement, to have directed the Managing Partner to vote to approve the Transaction. Because Majority Approval is required, the failure to vote or a vote to abstain has the same effect as a vote to disapprove.

         As of June 30, 1995, there were 3,416 Unitholders of record owning 30,000 Units. The Managing Partner owns six Units in the Partnership. In addition, American Senior Housing Fund, L.P., a California limited partnership controlled by the individual General Partners and an affiliate of the Managing Partner, owns approximately 112 Units. No person is known by the Partnership to own beneficially more than 5% of the outstanding Units.

         EXTENSION OF CONSENT DATE: TERMINATION AND AMENDMENT. The Managing Partner expressly reserves the right, in its sole discretion, at any time and from time to time (i) to extend the Consent Date up to 60 days from the date the first Consent Solicitation Statement was mailed or given to a Unitholder, (ii) to terminate this Consent Solicitation at any time after Unitholders holding more than 50% of the interests of the Partnership have voted to approve the Transaction and the distribution of proceeds, termination, dissolution and winding up of the Partnership, or (iii) to amend or supplement this Consent Solicitation Statement. Any extension, termination or amendment will be followed as promptly as practicable by written notice. Without limiting the manner in which the Managing Partner may choose to make any written notice, except as provided by applicable law, the Managing Partner will have no obligation to publish, advertise or otherwise communicate such notice by public announcement.

         DISSENTER'S RIGHTS. Neither the Partnership Agreement nor California law provides any right for Unitholders to have their respective Units appraised or redeemed in connection with or as a result of this Consent Solicitation.

         REVOCATION. Every Consent given in accordance with this Consent Solicitation continues in full force and effect unless otherwise revoked prior to the Consent Date. Such revocation may be effected by a writing delivered to the Managing Partner stating that the Consent is revoked or by a subsequent Consent executed by a Unitholder and specifying that it supersedes the prior Consent. The dates contained on the Consent form shall determine the order of execution regardless of the postmark dates on the envelopes in which they are mailed. A consent is not revoked by the death or incapacity of the Unitholder unless, before the Consent Date, written notice of such death or incapacity is received by the Managing Partner.

         METHOD OF SOLICITATION. This solicitation of Consents is made by the Managing Partner on behalf of the Partnership. This Consent Solicitation Statement is the primary method by which the Managing Partner will solicit the Consents of the Unitholders. The Partnership has engaged an independent investor solicitation management company, The Herman Group, Inc., to manage the solicitation of the Consents and tabulate the results. The Herman Group is assisting the Managing Partner with the planning and management of the solicitation effort, updating the Unitholder database, coordination of printing and mailing of solicitation materials, providing inbound information and assistance and outbound telephone follow-up to Unitholders and the tabulation of Consents. For these services the Partnership will pay The Herman Group a management fee of $10,000 and associated costs estimated at $20,000. In addition, members of the Managing Partner's Investor Relations Department may contact brokers who originally sold Partnership Units to provide information regarding the Consent Solicitation Statement and the progress of the solicitation of Consents. The brokers will not be asked to solicit Consents and no commissions or fees will be paid to the brokers. There will be no additional cost to the Partnership for telephone calls made by the Managing Partner's Investor

Relations Department. Finally, designated members of the Investor Relations Department and officers of the Managing Partner will be available to answer questions from Unitholders regarding the Consent Solicitation.

         THIS SOLICITATION OF CONSENTS EXPIRES ON OCTOBER 2, 1995, UNLESS EXTENDED OR TERMINATED EARLIER.

         Accordingly, it is important that Unitholders complete and return the enclosed Consent (or a facsimile thereof) so that it will be received before the deadline. If you have any questions regarding this Consent Solicitation or the transactions covered thereby, please contact the Information Agent:

                             The Herman Group, Inc.

                    By Telephone:    (800) 747-2966
                    By Facsimile:    (214) 991-4422
                                             or
                                     (214) 991-4432.

No other person has been authorized to give any information or to make any representation on behalf of the Partnership or the Managing Partner not contained herein and, if given or made, such information or representation must not be relied upon as having been authorized.

                                   SCHEDULE 1

                  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

                     AMERICAN RETIREMENT VILLAS PROPERTIES
                       (A California Limited Partnership)

                            Annual Report--Form 10-K

                               Items 8 and 14(a)

                   Index to Financial Statements and Schedule





Financial Statements
--------------------

Independent Auditors' Report                                 F-2

Balance Sheets--December 31, 1994 and 1993                   F-3

Statements of Income--Years ended
  December 31, 1994, 1993 and 1992                           F-4

Statements of Partners' Capital--Years ended
  December 31, 1994, 1993 and 1992                           F-5

Statements of Cash Flows--Years ended
  December 31, 1994, 1993 and 1992                           F-6

Notes to Financial Statements                                F-7


Schedule

Real Estate and Related Accumulated Depreciation--
  December 31, 1994                                          F-13

All other schedules are omitted, as the required information is inapplicable or the information is presented in the financial statements or related notes.

Form 10-Q/A
-----------

Form 10-Q/A for Quarter Ended
  June 30, 1995                                              F-14

                          INDEPENDENT AUDITORS' REPORT


To ARV Housing Group, Inc. as the Managing General Partner of
  American Retirement Villas Properties:

We have audited the financial statements of American Retirement Villas Properties, a California limited partnership, listed in the accompanying index. In connection with our audits of the financial statements, we have also audited the financial statement schedule listed in the accompanying index. These financial statements and financial statement schedule are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Retirement Villas Properties as of December 31, 1994 and 1993, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1994, in conformity with generally accepted accounting principles. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.



                                       KPMG Peat Marwick LLP

Orange County, California
March 22, 1995

                     AMERICAN RETIREMENT VILLAS PROPERTIES
                       (A California Limited Partnership)

                                 Balance Sheets

                           December 31, 1994 and 1993





                   Assets                                         1994              1993
                   ------                                         ----              ----
Properties, at cost (notes 4 and 6):
    Land                                                     $  2,695,099         2,695,099
    Buildings and improvements, less accumulated
      depreciation of $4,689,608 in 1994 and
      $3,974,068 in 1993                                       15,035,175        15,622,928
    Furniture, fixtures and equipment, less
      accumulated depreciation of $330,734 in
      1994 and $900,125 in 1993                                   239,999           288,194
                                                               ----------        ----------

            Net properties                                     17,970,273        18,606,221

Cash and cash equivalents                                         245,898           498,543
Other assets                                                      135,935           250,070
                                                               ----------        ----------

                                                             $ 18,352,106        19,354,834
                                                               ==========        ==========


       Liabilities and Partners' Capital
       ---------------------------------

Notes payable (note 6)                                       $    989,281         1,324,439
Accounts payable and accrued expenses                             350,833           324,105
Amounts payable to affiliate (note 3)                               9,601            10,186
Distributions payable to Partners                                 455,919           492,946
                                                               ----------        ----------

            Total liabilities                                   1,805,634         2,151,676
                                                               ----------        ----------

Partners' capital (deficit) (note 2):
    General partners' deficit                                    (202,627)         (197,280)
    Limited partners' capital, 30,000
      limited partnership units authorized,
      issued and outstanding                                   16,749,099        17,400,438
                                                               ----------        ----------

            Total partners' capital                            16,546,472        17,203,158
                                                               ----------        ----------

                                                             $ 18,352,106        19,354,834
                                                               ==========        ==========





See accompanying notes to financial statements.

                     AMERICAN RETIREMENT VILLAS PROPERTIES
                       (A California Limited Partnership)

                              Statements of Income

                  Years ended December 31, 1994, 1993 and 1992




                                                                    1994            1993                1992
                                                                    ----            ----                ----
Revenues:
    Rent                                                        $ 6,890,345       6,510,555          6,395,253
    Assisted living                                                 671,543         505,722            346,077
    Interest                                                            329             503             10,576
    Other                                                           195,026         166,357            330,776
                                                                  ---------       ---------          ---------

            Total revenues                                        7,757,243       7,183,137          7,082,682
                                                                  ---------       ---------          ---------

Costs and expenses:
    Rental property operations (including
      $2,429,622, $2,166,911 and $2,100,283
      related to affiliates in 1994, 1993
      and 1992, respectively)
      (notes 3 and 7)                                             4,656,539       4,213,063          4,042,045
    Assisted living (all related
      to affiliates)
      (note 3)                                                      299,864         242,613            205,725
    General and administrative (including
      $363,844, $378,248 and $382,168
      related to affiliates in 1994, 1993
      and 1992, respectively) (note 3)                              485,050         443,283            423,926
    Depreciation and amortization                                   864,396         982,452          1,113,579
    Property taxes                                                  304,546         281,584            275,031
    Advertising                                                      43,307          47,308             48,605
    Interest (note 6)                                               106,937          69,692             57,944
    Legal                                                             7,736          12,149             88,386
    Bad debt                                                          1,683           5,219            118,542
                                                                  ---------       ---------          ---------

            Total costs and expenses                              6,770,058       6,297,363          6,373,783
                                                                  ---------       ---------          ---------

            Net income                                          $   987,185         885,774            708,899
                                                                  =========       =========          =========

Net income allocated:
    To the General Partner                                      $     9,872           8,858              7,089
    To the Limited Partner                                          977,313         876,916            701,810
                                                                  ---------       ---------          ---------

                                                                $   987,185         885,774            708,899
                                                                  =========       =========          =========

Net income per limited partner unit
  (30,000) units outstanding                                    $     32.58           29.23              23.39
                                                                  =========       =========          =========



See accompanying notes to financial statements.

                     AMERICAN RETIREMENT VILLAS PROPERTIES
                       (A California Limited Partnership)

                        Statements of Partners' Capital

                   Years ended December 31, 1994, 1993 and 1992


                                                                                                      Total
                                                               General            Limited            Partners'
                                                               Partners           Partners            Capital
                                                               --------           --------           ---------
Balance (deficit) at December 31, 1991                        $(175,327)         19,573,971         19,398,644

Distributions to partners ($65.05 per
  limited partner unit)                                         (19,710)         (1,951,439)        (1,971,149)

Net income                                                        7,089             701,810            708,899
                                                               --------          ----------         ----------

Balance (deficit) at December 31, 1992                         (187,948)         18,324,342         18,136,394

Distributions to partners ($60.03 per
  limited partner unit)                                         (18,190)         (1,800,820)        (1,819,010)

Net income                                                        8,858             876,916            885,774
                                                               --------          ----------         ----------

Balance (deficit) at December 31, 1993                         (197,280)         17,400,438         17,203,158

Distributions to partners ($54.29 per
  limited partner unit)                                         (15,219)         (1,628,652)        (1,643,871)

Net income                                                        9,872             977,313            987,185
                                                               --------          ----------         ----------

Balance (deficit) at December 31, 1994                        $ 202,627          16,749,099         16,546,472
                                                               ========          ==========         ==========



See accompanying notes to financial statements.

                     AMERICAN RETIREMENT VILLAS PROPERTIES
                       (A California Limited Partnership)

                            Statements of Cash Flows

                  Years ended December 31, 1994, 1993 and 1992



                                                                   1994            1993             1992
                                                                   ----            ----             ----
Cash flows from operating activities:
    Net income                                                 $   987,185         885,774           708,899
    Adjustments to reconcile net income to net
      cash provided by operating activities:
         Depreciation and amortization                             864,396         982,452         1,113,579
         Write-off of note receivable from sale of land                              -                72,642
    Change in assets and liabilities:
         Decrease (increase) in other assets                       106,402          32,941          (131,136)
         Increase (decrease) in accounts payable and
           accrued expenses                                         26,728          (5,077)           54,384
         Increase (decrease) in amounts payable to
           affiliates                                                  585          (6,396)           13,969
                                                                ----------      ----------        ----------
                Net cash provided by operating
                  activities                                     1,985,296       1,889,694         1,832,337
                                                                ----------      ----------        ----------
Cash flows from investing activities--
  capital expenditures                                            (220,653)       (145,531)        (144,201)
                                                                ----------      ----------        ----------
Cash flows from financing activities:
    Proceeds from notes payable                                      -           1,000,000             -
    Net borrowings (payments) under line-of-credit
      agreement                                                      -            (100,000)          100,000
    Principal repayments of notes payable                         (335,158)       (355,561)          (30,000)
    Payment of loan fees                                             -             (36,281)             -
    Distributions paid                                          (1,682,130)     (1,846,996)       (1,943,752)
                                                                ----------      ----------        ----------
                Net cash used in financing
                  activities                                    (2,017,288)     (1,338,838)       (1,873,752)
                                                                ----------      ----------        ----------
Net (decrease) increase in cash and cash equivalents              (252,645)        405,325          (185,616)

Cash and cash equivalents at beginning of year                     498,543          93,218           278,834
                                                                ----------      ----------        ----------
Cash and cash equivalents at end of year                       $   245,898         498,543            93,218
                                                                ==========      ==========        ==========
Supplemental disclosure of cash flow information:
    Cash paid during the year for:
         Interest                                              $   106,937          64,942            57,944
                                                                ==========      ==========        ==========
Supplemental schedule of noncash investing and
  financing activities:
    Distributions accrued to partners                          $   455,919         492,946           520,932
                                                                ==========      ==========        ==========



See accompanying notes to financial statements.

                     AMERICAN RETIREMENT VILLAS PROPERTIES
                       (A California Limited Partnership)

                         Notes to Financial Statements

                               December 31, 1994



(1)      Summary of Significant Accounting Policies

         Basis of Accounting

         American Retirement Villas Properties (the "Partnership") maintains its records on the accrual method of accounting for financial reporting and Federal and state tax purposes.

         Carrying Value of Real Estate

         Real estate investments are carried at cost less accumulated depreciation. The Partnership considers quarterly whether there are any events or changes in circumstances that indicate that the carrying amount of its individual real estate investments may not be recoverable. In the event that there are indications of the possible existence of impairment of an individual real estate asset, the Partnership will estimate the gross future cash flows resulting from the operation of the related real estate and its ultimate disposition. If the estimated undiscounted cash flows are less than the real estate's carrying value, a loss will be recognized based on the difference between the carrying value of the real estate and its estimated fair market value. Assets held for sale are recorded at the lower of carrying value or estimated fair market value less cost to dispose.

         In March 1995 the Financial Accounting Standard Board issued Statement of Financial Accounting Standards No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of" ("SFAS 121"). This statement is effective for fiscal years beginning after December 15, 1995 and accordingly the Partnership will be required to adopt SFAS 121 in its fiscal year ending December 31, 1996. The Partnership's current accounting policy is consistent with the requirements of SFAS 121 and there would be no effect on the Partnership had this statement been effective at December 31, 1994.

         Depreciation is computed using the straight-line method over the estimated useful lives of buildings and improvements, furniture, fixtures and equipment, ranging from 3 to 27-1/2 years.

         Loan Fees

         Loan fees are amortized using the straight-line method over the term of the related note payable and are included in other assets.

         Rental Income

         Rent agreements with tenants are on a month-to-month basis. Advance deposits are applied to the first month's rent.

         Revenue Recognition

         The Partnership recognizes rental and assisted living services revenue from the properties when earned.

         Income Taxes

         Under provisions of the Internal Revenue Code and the California Revenue and Taxation Code, partnerships are generally not subject to income taxes. For tax purposes, any income or losses realized are those of the individual partners, not the Partnership.

         The Partnership has not requested a ruling from the Internal Revenue Service to the effect that it will be treated as a partnership and not an association taxable as a corporation for Federal income tax purposes. The Partnership has received an opinion of counsel as to its tax status prior to its effectiveness for the offering of limited partnership units, but such opinion is not binding upon the Internal Revenue Service.





                                                                     (Continued)

                    AMERICAN RETIREMENT VILLAS PROPERTIES
                      (A California Limited Partnership)

                        Notes to Financial Statements





         Following are the Partnership's assets and liabilities as determined in accordance with generally accepted accounting principles ("GAAP") and for Federal income tax reporting purposes at December 31:

                                                          1994                                  1993
                                              -----------------------------          -----------------------------
                                              GAAP Basis      Tax Basis(1)           GAAP Basis      Tax Basis(1)
                                              ----------      ---------              ----------      ---------
               Total assets                   $ 18,350,874      18,778,064            19,354,834       24,093,135
               Total liabilities              $  1,805,634       1,754,206             2,151,676        2,151,676

         Following are the differences between the financial statement and tax return income:

                                                                     1994              1993            1992
                                                                     ----              ----            ----
               Net income per financial
                 statements                                        $ 987,185          885,774         708,899
               Depreciation differences on
                 properties (1)                                     (201,370)         (39,935)        107,583
               Amortization differences on
                 intangible assets (1)                                 8,413           18,052         (59,580)
               Bad debt accrual (1)                                     -            (109,251)        109,251
               Other (1)                                              (1,756)           3,890         (25,401)
                                                                     -------         --------         -------

               Taxable income per Federal tax
                 return (1)                                        $ 792,472          758,530         840,752
                                                                     =======         ========         =======

               (1) Unaudited

         Net Income per Limited Partner Unit

         Net income per limited partner unit was based on the weighted average number of limited partner units outstanding of 30,000 in 1994, 1993 and 1992.

         Cash and Cash Equivalents

         For purposes of reporting cash flows, the Partnership considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.





                                                                     (Continued)

                     AMERICAN RETIREMENT VILLAS PROPERTIES
                       (A California Limited Partnership)

                         Notes to Financial Statements





         Reclassifications

         Certain 1993 and 1992 amounts have been reclassified to conform to 1994 presentation.

(2)      Organization and Partnership Agreement

         The Partnership was formed on September 9, 1985 for the purpose of acquiring, developing and operating residential retirement facilities. The term of the Partnership is 60 years and may be dissolved earlier under certain circumstances.

         Limited partner units (minimum of 2 units per investor) were offered for sale to the general public. A maximum number of 30,000 units were offered at $1,000 per unit. The Partnership obtained the maximum capitalization in July 1988, representing a total capital investment of $30,000,000. No additional capital contributions are required from any Limited Partner. Under the Partnership Agreement, the maximum liability of the Limited Partners is the amount of their capital contribution.

         The Managing General Partner is ARV Housing Group, Inc. ("ARVHG"), a California corporation, and the individual General Partners are John
         A. Booty, John S. Jason, Gary L. Davidson and Tony Rota. The individual General Partners are substantially all of the stockholders of the Managing General Partner. The General Partners are not required to make capital contributions to the Partnership.

         Profits and losses from operations are allocated, 1% to the General Partners and 99% to the Limited Partners.

         Cash available for distribution from operations is to be distributed 1% to the General Partners and 99% to the Limited Partners.

         Upon any sale, refinancing or other disposition of the Partnership's real properties, distributions are to be made 1% to the General Partners and 99% to the Limited Partners until the Limited Partners have received an amount equal to 100% of their capital contributions plus an amount equal to a 12% cumulative but not compounded per annum return from the date of each partner's investment until the close of the offering and 6% per annum thereafter. The 6% cumulative return will be reduced, but not below zero, by the aggregate amount of prior distributions from all sources. Thereafter, distributions are to be 15% to the General Partners and 85% to the Limited Partners, except that after the sale of the properties, the proceeds of sale of any last remaining assets owned by the Partnership are to be distributed in accordance with the partners' positive capital account balances.





                                                                     (Continued)

                     AMERICAN RETIREMENT VILLAS PROPERTIES
                       (A California Limited Partnership)

                         Notes to Financial Statements





(3)      Transactions with Affiliates

         The Partnership has an agreement with ARVHG providing for a property management fee of 5% of gross revenues and a Partnership management fee of 10% of cash flow before distribution, as defined in the Partnership Agreement, amounting to $387,862, $359,267, $353,384 and $212,238,
         $212,789, $206,029, respectively, at December 31, 1994, 1993 and 1992, respectively.

         ARVHG pays certain expenses such as repairs and maintenance, supplies, payroll and retirement benefit expenses on behalf of the Partnership and is subsequently reimbursed by the Partnership. The retirement benefit expense (see note 7) of $58,143, $53,710 and $39,133 at December 31, 1994, 1993 and 1992, respectively, consists of contributions made to an employee stock ownership plan ("ESOP"). The total reimbursements to ARVHG, including the retirement benefit expense, are included in rental property operations and general and administrative expenses in the accompanying statements of operations and amounted to $2,493,230, $2,215,716 and $2,128,763 at December 31,
         1994, 1993 and 1992, respectively.

         Amounts payable to affiliates at December 31, 1994 and 1993 includes expense reimbursements and accrued property management fees.

(4)      Properties

         Villa Bonita

         In March 1987, the Partnership purchased the Villa Bonita land in San Diego County and constructed a residential retirement facility.

         Rancho Park Villa

         In October 1987, the Partnership purchased Rancho Park Villa, an existing residential retirement facility in San Dimas, California.

         Tamalpais Creek

         In January 1988, the Partnership purchased Tamalpais Creek, an existing residential retirement facility in Novato, California.

         Maria del Sol

         In September 1988, the Partnership purchased Maria del Sol, an existing residential retirement facility in Santa Maria, California.





                                                                     (Continued)

                     AMERICAN RETIREMENT VILLAS PROPERTIES
                       (A California Limited Partnership)

                         Notes to Financial Statements





(5)      Accounts Payable and Accrued Expenses

         Accounts payable and accrued expenses as of December 31, 1994 and 1993 consists of the following:

                                                                                       1994        1993
                                                                                       ----        ----
                          Trade payables                                            $ 162,878    122,040
                          Accrued payroll                                              95,055     72,394
                          Other                                                        92,900    129,671
                                                                                      -------    -------
                                                                                    $ 350,833    324,105
                                                                                      =======    =======

(6)      Notes Payable

         At December 31, 1994 and 1993, notes payable included the following:


                                                                                      1994       1993
                                                                                      ----       ----
               Note payable to bank, secured by deed of trust on the
                 Villa Bonita property; all principal and interest paid on
                 March 31, 1994.                                                    $    -       325,000

               Note payable to bank, secured by deed of trust on the
                 Rancho Park Villa property, interest at 9.5%; payable
                 in monthly principal and interest installments of
                 $8,832; all unpaid principal and interest due on
                 September 20, 2000.                                                  989,281    999,439
                                                                                      -------  ---------
                                                                                    $ 989,281  1,324,439
                                                                                      =======  =========

         The annual principal payments of the notes payable are as follows:

                              Year Ending
                              December 31,
                              ------------
                                  1995                                  $  12,540
                                  1996                                     13,785
                                  1997                                     15,153
                                  1998                                     16,657
                                  1999                                     18,310
                              Thereafter                                  912,836
                                                                          -------
                                                                        $ 989,281
                                                                          =======




                                                                     (Continued)
                                     F-11

                     AMERICAN RETIREMENT VILLAS PROPERTIES
                       (A California Limited Partnership)

                         Notes to Financial Statements




         The Partnership also maintains a revolving line of credit that expires on July 15, 1995. There were no borrowings against this line of credit as of December 31, 1994.

(7)      ESOP

         ARVHG offers an Employee Stock Ownership Plan ("ESOP") to all eligible employees which includes the employees of the Partnership. The amount of stock contributed annually to the ESOP is at the discretion of ARVHG. During 1994, 1993 and 1992, ARVHG's Board of Directors declared a contribution that approximated 3% of each employee's payroll expense. The Partnership contributed $58,143, $53,710 and $39,133 to the ESOP (as a reimbursement to ARVHG) in 1994, 1993 and 1992, respectively.

                                                                   Schedule III


                    AMERICAN RETIREMENT VILLAS PROPERTIES
                      (A California Limited Partnership)

               Real Estate and Related Accumulated Depreciation

                              December 31, 1994

                                                                           Costs
                                                Initial Cost            Capitalized
                                         -------------------------     Subsequent to
                                                         Building       Acquisition
                                                         and Im-             or
Description            Encumbrances        Land         provements      Construction      Retirements
-----------            ------------        ----         ----------     -------------      -----------
Villa Bonita            $    -             976,000       5,454,933          197,018            -
Rancho Park Villa         989,281          441,775       3,444,769        1,069,692         157,346
Tamalpais Creek              -             900,000       5,200,000        1,026,562            -
Maria del Sol                -             350,000       2,950,000          566,479            -
                          -------        ---------      ----------        ---------         -------

                        $ 989,281        2,667,775      17,049,702        2,859,751         157,346
                          =======        =========      ==========        =========         =======


                              Gross Amount                                                     Date of
                       --------------------------                                      ----------------------      Depre-
                                       Building                          Accumu-       Completion                  ciable
                                     and Improve-                       lated De-       on Con-        Acqui-       Lives
Description              Land           ments           Total (1)       preciation      struction      sition      (Years)
-----------              ----        ------------      ----------      ----------      ----------      ------      -------
Villa Bonita           1,146,000       5,481,951        6,627,951       1,193,191         1/89          3/87       27-1/2
Rancho Park Villa        291,079       4,507,811        4,798,890       1,158,318         N/A          10/87       27-1/2
Tamalpais Creek          902,734       6,223,828        7,126,562       1,549,671         N/A           1/88       27-1/2
Maria del Sol            355,286       3,511,193        3,866,479         788,428         N/A           9/88       27-1/2
                       ---------      ----------       ----------       ---------

                       2,695,099      19,724,783       22,419,882       4,689,608
                       =========      ==========       ==========       =========


Following is a summary of investment in properties for the years ended December 31, 1994, 1993 and 1992:

                                      1994          1993          1992
                                      ----          ----          ----
Balance at beginning of year     $ 22,292,095    22,261,390    22,230,928
Improvements/construction             127,787        30,705        30,462
                                   ----------    ----------    ----------

Balance at end of year           $ 22,419,882    22,292,095    22,261,390
                                   ==========    ==========    ==========


Following is a summary of accumulated depreciation of investment in properties for the years ended December 31, 1994, 1993 and 1992:

                                      1994         1993         1992
                                      ----         ----         ----
Balance at beginning of year      $ 3,974,068    3,262,130    2,551,277
Additions charged to expense          715,540      711,918      710,853
                                    ---------    ---------    ---------

Balance at end of year            $ 4,689,608    3,974,068    3,262,130
                                    =========    =========    =========

____________

(1) Aggregate cost for Federal income tax purposes is $22,419,882 at December 31, 1994.

                      Securities and Exchange Commission

                           Washington, D.C.  20549

                                 Form 10 Q/A

               Quarterly Report under section 13 or 15(d) of the
                      Securities and Exchange Act of 1934


For the Quarter Ended June 30, 1995


Commission file number 33-633


American Retirement Villas Properties
-------------------------------------
(Exact name of Registrant as specified in it's charter)


California                                      33-0154077
----------                                      ----------
state or other jurisdiction                     (IRS Employer Iden-
of organization                                 tification number)

245 Fischer Avenue, Suite D-1
Costa Mesa, California                          92626
----------------------                          -----
(address of principal executive                 (zip code)
office)

Registrant's telephone number,
including area code                             (714) 751-7400
                                                --------------

Indicate by a check mark whether the registrant (1) has filed all the reports to be filed by Section 13 or 15(d) of the Securities and Exchange Act of 1934 during the preceding 12 months, (or for such shorter period that the registrant was required to file reports), and
(2) has been subject to such filing requirements for the past 90 days.


    YES    X                                NO
        -------                                -------

                                 PART I ITEM 1

                     AMERICAN RETIREMENT VILLAS PROPERTIES
                       (a California Limited Partnership)

                           Balance Sheets (Unaudited)

          June 30, 1995 (unaudited) and December 31, 1994 (audited)


                          Assets
                          ------                          1995          1994
                                                   (unaudited)    (audited)
                                                   -----------   -----------
Properties, at cost (notes 4 and 5)
    Land                                           $ 2,695,099   $ 2,695,099
    Building and improvements, less
      accumulated depreciation of $5,048,555
      in 1995 and $4,689,608 in 1994                14,707,999    15,035,175
    Furniture, fixtures and equipment less
      accumulated depreciation of $334,697
      in 1995 and $330,734 in 1994                     257,116       239,999
                                                   -----------   -----------
           Net Properties                           17,660,214    17,970,273


Cash and cash equivalents                              310,977       245,898
Loan fees, less accumulated amortization
of $8,043 in 1995 and $5,630 in 1994                    25,738        28,151
Other assets                                           291,247       107,784
                                                   -----------   -----------
           Total assets                            $18,288,177   $18,352,106
                                                   ===========   ===========

           Liabilities and Partners' Capital
           ---------------------------------

Notes payable (note 6)                             $   983,690   $   989,281
Accounts payable and accrued expenses                  426,733       350,833
Amounts payable to affiliate (note 3)                   14,942         9,601
Distribution payable to partners                        52,731       455,919
                                                   -----------   -----------
           Total Liabilities                         1,478,097     1,805,634

Partners' capital (note 2)
    30,000 units outstanding at June
      30, 1995 and December 31, 1994                16,810,080    16,546,472
                                                   -----------   -----------
Total liabilities and partners' capital            $18,288,177   $18,352,106
                                                   ===========   ===========


See accompanying notes to financial statements.

                     AMERICAN RETIREMENT VILLAS PROPERTIES
                       (a California Limited Partnership)

                      Statements of Operations (unaudited)

    For the quarter ended June 30, 1995
    For the quarter ended June 30, 1994
    For the six months ended June 30, 1995
    For the six months ended June 30, 1994


                                                      Quarter      Quarter      Six months    Six months
                                                     ended June   ended June    ended June    ended June
                                                      30, 1995     30, 1994      30, 1995      30, 1994
                                                     (unaudited)  (unaudited)   (unaudited)   (unaudited)
                                                     ----------   ----------    ----------    ----------
Revenues:
    Rent                                              1,820,678    1,710,142     3,614,392     3,372,451
    Assisted living                                     201,931      176,497       384,731       328,941
    Interest                                                  0          148             0           304
    Other                                                49,596       45,958        95,380       102,454
                                                     ----------   ----------    ----------    ----------
           Total Revenues                             2,072,205    1,932,745     4,094,504     3,804,150
                                                     ----------   ----------    ----------    ----------

Costs and expenses:
    Rental property operations (note 3 and 7)         1,052,147    1,040,912     2,094,808     2,002,762
    Assisted living (note 3)                             92,545       76,343       174,230       151,762
    General and administrative (note 3)                 251,743      244,829       499,043       495,962
    Depreciation and amortization                       206,551      203,301       412,367       434,914
    Property taxes                                       62,460       63,849       128,658       132,156
    Advertising                                           8,344       12,027         7,610        22,086
    Interest (note 6)                                    23,922       27,528        47,402        59,017
    Legal                                                 7,212        2,946         9,786         5,791
    Bad debt                                                705        1,608         2,260         1,608
                                                     ----------   ----------    ----------    ----------
           Total costs and expenses                   1,705,629    1,673,344     3,376,163     3,306,058

    Net income                                       $  366,575   $  259,401    $  718,341    $  498,093
                                                     ==========   ==========    ==========    ==========
    Net income to General Partner                    $    3,666   $    2,594    $    7,183    $    4,981

    Net income to limited partner                    $  362,909   $  256,807    $  711,157    $  493,112
                                                     ==========   ==========    ==========    ==========
    Net income per limited partners unit             $    12.10   $     8.56    $    23.71    $    16.44
                                                     ==========   ==========    ==========    ==========

See accompanying notes to financial statements.

                                 PART I ITEM 1

                     AMERICAN RETIREMENT VILLAS PROPERTIES
                       (a California Limited Partnership)

                      Statement of Cash Flows (unaudited)

    For the six months ended June 30, 1995
    For the six months ended June 30, 1994

                                                            1995          1994
                                                     (unaudited)   (unaudited)
                                                     -----------   -----------
Cash flows from operating activities:
     Net income                                      $  718,341    $   498,093
     Adjustments to reconcile net income
       to net cash provided by operating
       activities:
          Depreciation and amortization                 412,367        434,914
     Change in assets and liabilities:
          Increase in other assets                     (183,463)       (48,292)
          Decrease in loan fees                           2,413          6,052
          Increase in accounts
            payable and accrued expenses                 75,900         45,394
          Increase (decrease) in amounts payable
            to affiliates                                 5,341         (5,695)
                                                     ----------    -----------
                 Total adjustments                      312,558        432,373

     Net cash provided by operating activities        1,030,899        930,466
                                                     ----------    -----------
Cash flows from investing activities:
     Capital expenditures                               (52,851)      (111,603)
                                                     ----------    -----------
     Net cash used in investing activities              (52,851)      (111,603)

Cash flows from financing activities:
     Principal reduction of notes payable                (5,591)      (330,086)
     Distributions paid                                (907,376)      (869,458)
                                                     ----------    -----------

     Net cash used in financing activities             (912,968)    (1,199,544)
                                                     ----------    -----------
Increase (Decrease) in cash                              65,080       (380,681)

Cash at the beginning of the period                     245,898        498,543
                                                     ----------    -----------
Cash at the end of the period                        $  310,978    $   117,862
                                                     ==========    ===========



See accompanying notes to financial statements.

                                 PART I ITEM 1

                     AMERICAN RETIREMENT VILLAS PROPERTIES
                       (a California Limited Partnership)

                   Notes to Financial Statements (unaudited)
                                 June 30, 1995

(1)  Summary of Significant Accounting Policies
-----------------------------------------------

Basis of Accounting
-------------------

Pursuant to Regulation S-X Rule 10-1(5) the material stated in the December 31, 1994 Form 10K is incorporated by this reference.

Carrying Value of Real Estate
-----------------------------

Pursuant to Regulation S-X Rule 10-1(5) the material stated in the December 31, 1994 Form 10K is incorporated by this reference.

Loan Fees
---------
Pursuant to Regulation S-X Rule 10-1(5) the material stated in the December 31, 1994 Form 10K is incorporated by this reference.

Rental Income
-------------
Pursuant to Regulation S-X Rule 10-1(5) the material stated in the December 31, 1994 Form 10K is incorporated by this reference.

Income Taxes
------------

Pursuant to Regulation S-X Rule 10-1(5) the material stated in the December 31, 1994 Form 10K is incorporated by this reference.

Net Income Per Limited Partner Unit
-----------------------------------

Pursuant to Regulation S-X Rule 10-1(5) the material stated in the
December 31, 1994 Form 10K is incorporated by this reference.
The weighted average number of units outstanding at March 31,
1995 and March 31, 1994 was 30,000.                             (continued)

                                 PART I ITEM 1

                     AMERICAN RETIREMENT VILLAS PROPERTIES
                       (a California Limited Partnership)

                   Notes to Financial Statements (unaudited)
                                 June 30, 1995


Cash and Cash Equivalents
-------------------------
Pursuant to Regulation S-X Rule 10-1(5) the material stated in the December 31, 1994 Form 10K is incorporated by this reference.

Reclassifications
-----------------
Pursuant to Regulation S-X Rule 10-1(5) the material stated in the December 31, 1994 Form 10K is incorporated by this reference.

(2) Organization and Partnership Agreement
------------------------------------------

Pursuant to Regulation S-X Rule 10-1(5) the material stated in the December 31, 1994 Form 10K is incorporated by this reference.

(3) Transactions with Affiliates
--------------------------------

Pursuant to Regulation S-X Rule 10-1(5) the material stated in the December 31, 1994 Form 10K is incorporated by this reference, except for the following additional comments. For the three months ended June 30, 1995 property management and partnership management fees of $103,610 and $65,332 respectively, were paid or accrued to the Managing General Partner.

(4) Properties
--------------

Villa Bonita:

Pursuant to Regulation S-X Rule 10-1(5) the material stated in the December 31, 1994 Form 10K is incorporated by this reference.

Rancho Park Villa:

Pursuant to Regulation S-X Rule 10-1(5) the material stated in the December 31, 1994 Form 10K is incorporated by this reference.

Tamalpais Creek:

Pursuant to Regulation S-X Rule 10-1(5) the material stated in the December 31, 1994 Form 10K is incorporated by this reference.

                                                                  (continued)

                                 PART I ITEM 1

                     AMERICAN RETIREMENT VILLAS PROPERTIES
                       (a California Limited Partnership)

                   Notes to Financial Statements (unaudited)
                                 June 30, 1995


Maria del Sol:

Pursuant to Regulation S-X Rule 10-1(5) the material stated in the December 31, 1994 Form 10K is incorporated by this reference.

(5) Accounts Payable and Accrued Expenses
------------

Pursuant to Regulation S-X Rule 10-1(5) the material stated in the December 31, 1994 Form 10K is incorporated by this reference.

(6) Notes Payable
------------

Pursuant to Regulation S-X Rule 10-1(5) the material stated in the December 31, 1994 Form 10K is incorporated by this reference.

(7) ESOP
------------

Pursuant to Regulation S-X Rule 10-1(5) the material stated in the December 31, 1994 Form 10K is incorporated by this reference.

                                PART I   ITEM II
                     AMERICAN RETIREMENT VILLAS PROPERTIES
                       (a California Limited Partnership)

               MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                      CONDITION AND RESULTS OF OPERATIONS

(1)      Liquidity.

         The General Partners expect that the cash to be generated from operations of all the Registrant's properties will be adequate to pay operating expenses, make necessary capital improvements, make required principal reductions, and provide distributions to the Partners. On a long-term basis, the Registrant's liquidity is sustained primarily from cash flow provided by operating activities. During the six months ended June 30, 1995, net cash provided by operating activities was approximately $1,030,899 as compared to cash provided by operating activities of approximately $930,466 for the six months ending June 30, 1994.

         During the six months ended June 30, 1995, the Registrant used net cash in investing activities of $52,851 compared to $111,603 for the six months ended June 30, 1994. The Registrant's investing activities consisted of capital improvements made on its four properties.

         During the six months ended June 30, 1995, the Registrant used net cash in financing activities of $912,968 compared to $1,199,544 for the six months ended June 30, 1994. The Registrant's investing activities consisted of principal reduction on notes payable and distributions paid to the Partners.

         The General Partners are not aware of any trends, other than national economic conditions, which have had or which may be reasonably expected to have a material favorable or unfavorable impact on revenues or income from the operations or sale of properties. The General Partners believe that if the inflation rate increases they will be able to pass the subsequent increase in operating expenses onto the residents of the properties by way of higher rental and Assisted Living rates. The Registrant has long term debt of approximately $984,000 ,as of June 30, 1995, which matures on September 20, 2000. The amount of this indebtedness is minor in relation to the Registrant's equity.

(2)      Capital Resources.

         Registrant contemplates spending approximately $200,000 for capital expenditures during 1995 for physical improvements at its four facilities. The funds for these improvements should be available from operations.

         There are no known material trends, favorable or unfavorable, in the Registrant's capital resources, and there is no expected change in the mix of such resources.

(3)      Results of Operations.

         Three months ended June 30, 1995 compared with the three months ended June 30, 1994.

         Revenue for the three months ended June 30, 1995, and the three months ended June 30, 1994 includes rental income and Assisted Living income from all four properties, interest earned on cash balances and other revenue. Total revenues for the three months ended June 30, 1995 were $2,072,205, an increase of approximately 7% over revenues of $1,932,745 for the three months ended June 30, 1994.

         The largest component of revenue, rent, increased by approximately 6% from the three months ended June 30, 1994 to the three months ended June 30, 1995. The increase in rent was due to an increase in occupancy of approximately 6% and an increase in rental rates of over 1%.

         Revenue from Assisted Living increased by approximately 14% from the three months ended June 30, 1994 to the three months ended June 30, 1995. The increase in Assisted Living was due to aggressive marketing of the Assisted Living services and the resulting increase in the number of residents using the program.

         Interest and other revenue increased by over 7% from the three months ended June 30, 1994 to the three months ended June 30, 1995. Interest income results from interest earned on cash deposits. Other revenue generally includes processing fees and beauty shop revenue.

         Sources of revenue for the three months ended June 30, 1995 and June 30, 1994 are summarized as follows:

                                           Three Months Ended                Three Months Ended
                                             June 30, 1995                     June 30, 1994
                                           ------------------                ------------------
Rent                                           $1,820,678                        $1,710,142

Assisted Living                                   201,931                           176,497

Interest and Other                                 45,596                            46,106
                                               ----------                        ----------
                                               $2,072,205                        $1,932,745
                                               ==========                        ==========

         Total costs and expenses for the three months ended June 30, 1995 were $1,705,629, an increase of approximately 2% over costs and expenses of $1,673,344 for the three months ended June 30, 1994.

         The largest component of expenses, rental property operations, consist primarily of property management costs, payroll related expenses, utilities, food expenses and maintenance and supplies. Rental property operations expenses increased by 1% from the three months ended June 30, 1994 to the three months ended June 30, 1995. The increase in rental property operating expenses is primarily due to increases in payroll expenses and increases in occupancy which generate increases in expenses.

         Assisted Living expenses consist primarily of the related payroll expense. Assisted living expenses increased by over 21% from the three months ended June 30, 1994 to the three months ended June 30, 1995. Assisted Living expenses increased due to the increases in size of the related staff providing Assisted Living services. This increase corresponds to the increase in Assisted Living revenue.

         General and administrative expenses are comprised of, but not limited to, costs for accounting, partnership administration, bad debt, data processing, investor relations, insurance, and professional services. General and administrative expenses increased about 3% from the three months ended June 30, 1994 to the three months ended June 30, 1995.

         Depreciation and amortization expense increased by over 1% from the three months ended June 30, 1994 to the three months ended June 30, 1995.

         Interest expense decreased over 13% for the three months ended June 30, 1994 compared to the three months ended June 30, 1995, as a result of principal reduction.

         Selected costs and expenses for the three months ended June 30, 1995 and June 30, 1994 are summarized as follows:

                                           Three Months Ended                Three Months Ended
                                              June 30, 1995                    June 30, 1994
                                           ------------------                ------------------
Rental Property Operations                     $1,052,147                        $1,040,912

Assisted Living                                    92,545                            76,343

General and Administrative                        251,743                           244,829

Depreciation and Amortization                     206,551                           203,301

Property Taxes                                     62,460                            63,849

Interest                                           23,922                             7,528

         Six months ended June 30, 1995 compared with the six months ended June 30, 1994.

         Revenue for the six months ended June 30, 1995, and the six months ended June 30,1994 includes rental income and Assisted Living revenue from all four facilities, interest earned on cash balances and other revenue. Total revenues for the six months ended June 30, 1995 were $4,094,504 an increase of approximately 8% over revenues of $3,804,150 for the six months ended June 30, 1994.

         The largest component of revenue, rent, increased by almost 7% from the six months ended June 30, 1994 to the six months ended June 30, 1995. This increase in rent was due to an increase in occupancy of approximately 6% and an increase in rental rates of over 1%.

         Revenue from Assisted Living increased by almost 17% from the six months ended June 30, 1994 to the six months ended June 30, 1995. The increase in Assisted Living was due to aggressive marketing of the Assisted Living services and the resulting increase in the number of residents using the program.

         Interest and other revenue decreased by approximately 7% from the six months ended June 30, 1994 to the six months ended June 30, 1995. Interest income results from interest earned on cash deposits. Other revenue generally includes processing fees and beauty shop revenue.

         Sources of revenue for the six months ended June 30, 1995 and June 30, 1994 are summarized as follows:

                                             June 30, 1995           June 30, 1994
                                           ----------------         ----------------
Rent                                          $3,614,392               $3,372,451

Assisted Living                                  384,731                  328,941

Interest and Other                                95,380                  102,758
                                              ----------               ----------
Total Revenue                                 $4,094,504               $3,804,150
                                              ==========               ==========

         Total costs and expenses for the six months ended June 30, 1995 were $3,376,163, an increase of over 2% over costs and expenses of $3,306,058 for the six months ended June 30, 1994.

         The largest component of expenses, rental property operations, consist primarily of the property management costs, payroll related expenses, utilities, food expenses and maintenance and supplies. Rental property operations expense increased by almost 5% from the six months ended June 30, 1994 to the six months ended June 30, 1995. The increase in rental property operating expenses is primarily due to increased in payroll expenses and increases in occupancy which generate increases in expenses.

         Assisted Living expenses consist primarily of the related payroll expense. Assisted Living expenses increased by over 15% from the six months ended June 30, 1994 to the six months ended June 30, 1995. Assisted Living expenses increased due to the increases in size of the related staff providing Assisted Living services. This increase corresponds to the increase in Assisted Living revenue.

         General and administrative expenses are comprised of, but not limited to, costs for accounting, partnership administration, bad debt, data processing, investor relations, insurance, and professional services. General and administrative expenses increased about 1% from the six months ended June 30, 1994 to the six months ended June 30, 1995.

         Depreciation and amortization expense decreased by more than 5% from the six months ended June 30, 1994 to the six months ended June 30, 1995. Depreciation and amortization decreased due to a portion of fixed assets becoming fully depreciated.

         Interest expense decreased over 20% for the six months ended June 30, 1994 compared to the six months ended June 30, 1995, as a result of paying off a loan secured by a first deed of trust on Villa Bonita of $321,250 on or about March 31, 1994.

         Selected costs and expenses for the six months ended June 30, 1995 and June 30, 1994 are as follows:

                                               Six Months Ended              Six Months Ended
                                                June 30, 1995                 June 30, 1994
                                               ----------------              ----------------
Rental Property Operations                        $2,094,808                    $2,002,762

Assisted Living                                        1,230                       151,762

General and Administrative                           499,043                       495,962

Depreciation and Amortization                        412,367                       434,914

Property Taxes                                       128,658                       132,156

Interest                                              47,402                        59,017

                                    PART II

                     AMERICAN RETIREMENT VILLAS PROPERTIES
                       (a California Limited Partnership)


Item 1    Legal Proceedings
---------------------
     None



Item 2    Change in Securities
----------------------
     None



Item 3    Defaults Upon Senior Securities
---------------------------
     None



Item 4    Submission of Matters to Vote of Security Holders
------------------------------------------
     None



Item 5    Other Information
----------------------
     On May 25, 1995 the Managing General Partner had a name change from ARV Housing Group, Inc. to ARV Assisted Living, Inc..


Item 6    Exhibits and Reports on Form 8K
------------------------------
A. Exhibit 27 - Financial Data Schedule

B. None

                                                                 (continued)

                                    PART II

                     AMERICAN RETIREMENT VILLAS PROPERTIES
                       (a California Limited Partnership)




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                AMERICAN RETIREMENT VILLAS PROPERTIES,
                                A CALIFORNIA LIMITED PARTNERSHIP


                                By    ARV ASSISTED LIVING, INC.
                                   -------------------------------
                                      Managing General Partner


Date:  August 18, 1995          By        GARY L. DAVIDSON
                                   -------------------------------
                                          Gary L. Davidson
                                        Chairman of the Board


Date:  August 18, 1995          By         JOHN A. BOOTY
                                   -------------------------------
                                           John A. Booty
                                              President

                                   APPENDIX A

                             FORM OF AGREEMENT WITH
                       NATIONWIDE HEALTH PROPERTIES, INC.

                          PURCHASE AND SALE AGREEMENT

                                 BY AND BETWEEN

                     AMERICAN RETIREMENT VILLAS PROPERTIES,
                        a California limited partnership

                                   ("SELLER")

                                      AND

                      NATIONWIDE HEALTH PROPERTIES, INC.,
                             a Maryland corporation

                                   ("BUYER")



                                 June 28, 1995



                                 MARIA DEL SOL
                               RANCHO PARK VILLA
                                TAMALPAIS CREEK
                                  VILLA BONITA

                               TABLE OF CONTENTS

                                                                                                                               PAGE
ARTICLE I        DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . .    1

ARTICLE II       AGREEMENT OF PURCHASE AND SALE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
         2.1.  Agreement to Purchase and Sell . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5

ARTICLE III      CLOSING AND CONDITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
         3.1.  Closing Conference . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
         3.2.  Delivery to Title Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
         3.3.  Delivery to Parties at Closing Conference  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
         3.4.  Title Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
         3.5.  Additional Conditions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
         3.6.  Waiver of Conditions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
         3.7.  Outside Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
         3.8.  Bulk Sales Compliance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11

ARTICLE IV       COSTS AND PRORATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
         4.1.  Closing Costs. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
         4.2.  Prorations.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12

ARTICLE V        REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
         5.1.  Representations and Warranties of Seller . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
         5.2.  Representations and Warranties of Buyer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
         5.3.  Indemnifications . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16

ARTICLE VI       MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
         6.1.  Brokers and Consultants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
         6.2.  Survival . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
         6.3.  Further Instruments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
         6.4.  Limitation of Liability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
         6.5.  Entire Agreement; Amendments; Captions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
         6.6.  Consents and Approvals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
         6.7.  Incorporation of Exhibits and Recitals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
         6.8.  Time of the Essence; Non-Business Days . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
         6.9.  Terminology  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
         6.10. Attorneys' Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
         6.11. Cumulative Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
         6.12. Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
         6.13. Successors and Assigns . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
         6.14. Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
         6.15. Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
         6.16. Books and Records  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20

EXHIBIT A        LEGAL DESCRIPTION OF LAND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    A-1

EXHIBIT B        FORM OF BILL OF SALE AND ASSIGNMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    B-1

EXHIBIT C        FORM OF CERTIFICATE OF NON-FOREIGN STATUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    C-1

EXHIBIT D        FORM OF CLOSING CERTIFICATE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    D-1

EXHIBIT E        FORM OF DEED  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    E-1

EXHIBIT F        PATIENT AGREEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    F-1

EXHIBIT G-1      PERSONAL PROPERTY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  G-1-1

EXHIBIT G-2      EXCLUDED PERSONAL PROPERTY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  G-2-1

EXHIBIT H        FORM OF CLOSING PROCEDURE LETTER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    H-1

EXHIBIT I        FORM OF WRITTEN AUTHORIZATION TO CLOSE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    I-1

                          PURCHASE AND SALE AGREEMENT


                 THIS PURCHASE AND SALE AGREEMENT (this "AGREEMENT") is made as of June 28, 1995, by and between AMERICAN RETIREMENT VILLAS PROPERTIES, a California limited partnership ("SELLER") and NATIONWIDE HEALTH PROPERTIES, INC., a Maryland corporation ("BUYER").

                                R E C I T A L S

                 A. Seller is the fee owner of those certain parcels of real property more particularly described in Exhibit A attached hereto and by this reference incorporated herein (each individually, a "PARCEL", and collectively, the "LAND").

                 B. The Land is improved with certain buildings and other Improvements (as hereinafter defined) and each Parcel together with the Improvements thereon is presently being operated as an assisted living facility.

                 C. Seller desires to sell, and Buyer desires to buy, all of the Property (as hereinafter defined) upon the terms and conditions set forth herein.

                 NOW, THEREFORE, in consideration of the foregoing Recitals, the mutual covenants, agreements and conditions set forth herein and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

                 As used herein (including any Exhibits attached hereto), the following terms shall have the following meanings:

                 "ARV" shall mean ARV Assisted Living, Inc., a California corporation.

                 "ASSIGNMENT OF LESSOR'S INTEREST IN LEASES" shall mean four
(4) separate assignments in favor of Buyer of all of Seller's right, title and interest in and to the Patient Agreements in form acceptable to Buyer.

                 "ASSIGNMENT OF RENTS" shall mean an Assignment of Leases, Rents, Income and Profits with respect to each of the four (4) Parcels and in form acceptable to Buyer to be executed by ARV, as assignor, in favor of Buyer, as assignee.

                 "BILL OF SALE" shall mean a bill of sale in the form attached as Exhibit B hereto and sufficient to transfer to Buyer all Personal Property.

                 "BUSINESS AGREEMENT" shall mean any management agreement, Patient Agreement, loan agreement, mortgage, easement, covenant, restriction or other agreement or instrument affecting all or a portion of the Property and which is presently in effect or binding upon Seller or all or any portion of the Property.

                 "CASH DEPOSIT" shall mean the cash portion of the security deposit due from ARV to Buyer under the terms of the Lease and shall be equal to twenty-five percent (25%) of the annual Minimum Rent due under the Lease. For example, if the annual Minimum Rent due under the Lease is equal to ten and thirty-two one-hundredths percent (10.32%) of the Purchase Price, the Cash Deposit due from ARV shall be equal to Five Hundred Eighty-Five Thousand Six Hundred Sixty Dollars ($585,660).

                 "CERTIFICATE OF NON-FOREIGN STATUS" shall mean a certificate dated as of the Closing Date, addressed to Buyer and duly executed by Seller, in the form of Exhibit C attached hereto.

                 "CLAIM" shall mean any obligation, liability, lien, encumbrance, loss, damage, cost, expense or claim, including, without limitation, any claim for damage to property or injury to or death of any person or persons.

                 "CLOSING" shall mean the consummation of the sale and purchase provided for herein.

                 "CLOSING CERTIFICATE" shall mean a certificate in the form of Exhibit D wherein Seller shall represent that the representations and warranties of Seller contained in this Agreement are true and correct without exception as of the Closing Date as if made on and as of the Closing Date.

                 "CLOSING CONFERENCE" shall mean a conference held on the Closing Date in order to bring about the Closing at the offices of Buyer's counsel, or such other place as the parties hereto may hereafter mutually agree upon.

                 "CLOSING DATE" shall mean September 30, 1995, or such earlier or later date as shall be hereafter agreed upon by the parties hereto.

                 "CLOSING PROCEDURE LETTER" shall mean a letter to the Title Company executed by Seller and Buyer setting forth directions for the Title Company in connection with the Closing and in the form of Exhibit H attached hereto.

                 "COUNTIES" shall mean, collectively, the four counties in which the Land is located, which are the County of Santa Barbara, the County of Los Angeles, Marin County and San Diego County.

                 "DEED" shall mean a general warranty deed with respect to each of the four (4) Parcels substantially in the form of Exhibit E attached hereto, executed by Seller, as grantor, in favor of Buyer, as grantee, conveying the Land and Improvements to Buyer, subject only to the Permitted Exceptions.

                 "EXISTING ENCUMBRANCES" shall have the meaning given such term in Section 4.1(c).

                 "FINANCING STATEMENT" shall mean a UCC-1 Financing Statement executed by ARV, as debtor, in favor of Buyer, as secured party, to be filed in the Office of the California Secretary of State in connection with the Lease.

                 "FIXTURE" shall mean all property now or upon the Closing Date located on or about the Property which is attached or appurtenant thereto.

                 "FIXTURE FILING" shall mean a UCC-1 Financing Statement with respect to each of the four (4) Parcels executed by ARV, as debtor, in favor of Buyer, as secured party, to be recorded in the Official Records of the Counties in connection with the Lease.

                 "HAZARDOUS MATERIALS" shall mean any hazardous, toxic or dangerous waste, substance or material, pollutant or contaminant, as defined for purposes of the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Section 9601 et seq.), as amended, or the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), as amended, or any other federal, state or local law, ordinance, rule or regulation applicable to the Property, or any substance which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous to the environment or to human health or safety, or any substance which contains gasoline, diesel fuel or other petroleum hydrocarbons or byproducts, polychlorinated biphenyls (PCBs), or radon gas, urea formaldehyde, asbestos or lead.

                 "IMPROVEMENTS" shall mean all buildings, improvements, structures and Fixtures now or on the Closing Date located on the Land, including, without limitation, parking lots and structures, roads, drainage and other utility structures and other so- called "infrastructure" improvements.

                 "INTANGIBLE PROPERTY" means all Permits and other intangible property or any interest therein now or on the Closing Date owned or held by Seller in connection with the Land, the Improvements or the Fixtures, or any business or businesses now or hereafter conducted by Seller thereon or with the use thereof, including all rights of Seller in and to all Plans and Specifications, leases, contract rights, agreements, water rights and reservations, zoning rights, business licenses and warranties (including those relating to construction or fabrication) related to the Land, the Improvements or the Fixtures, or any part thereof; provided, however, "Intangible Property" shall not include Patient Agreements, trade names relating to the Property or the general corporate trademarks, servicemarks, logos or insignia or books and records of Seller or relating to the Property.

                 "LAND" shall have the meaning given such term in Recital A hereof.

                 "LAWS" means all federal, state and local laws, moratoria, initiatives, referenda, ordinances, rules, regulations, standards, orders and other governmental requirements, including, without limitation, those relating to the environment, health and safety, or handicapped persons, where the failure to abide by the same would have a material adverse effect on Buyer, Seller or the Property or the operation or use thereof.

                 "LEASE" shall mean a Lease and Security Agreement with respect to the each of the four (4) Parcels and in form and substance acceptable to Buyer to be executed on or before the Closing Date between Buyer, as landlord, and ARV, as tenant.

                 "LEASEHOLD POLICY" shall mean an ALTA Extended Coverage Leasehold Policy of Title Insurance, together with such endorsements thereto as are reasonably requested by ARV, with liability in the amount of the Purchase Price, dated as of the Closing Date, issued by the Title Company, insuring ARV's leasehold fee interest in the Real Property pursuant to the Lease.

                 "MEMORANDUM OF LEASE" shall mean a memorandum of lease with respect to each of the four (4) Parcels executed by ARV, as tenant, and Buyer, as landlord, to be recorded in the Official Records of the Counties.

                 "PARCEL" shall have the meaning given such term in Recital A hereof.

                 "PATIENT AGREEMENTS" shall mean all leases, rental and occupancy agreements, lease commitments, nursing care admission and payment documents, reservation agreements and concessions, and all deposits made thereunder with respect to the period from and after the Closing Date, relating to the Property, as more particularly described on Exhibit F attached hereto.

                 "PERMITS" means all permits, licenses, approvals, entitlements and other governmental and quasi-governmental authorizations including, without limitation, certificates of occupancy, required in connection with the ownership, planning, development, construction, use, operation or maintenance of each of the Parcels as an assisted living facility, and all amendments, modifications, supplements, general conditions and addenda thereto. As used herein, "quasi-governmental" shall include the providers of all utility services to the Property.

                 "PERMITTED EXCEPTIONS" shall mean those title exceptions or defects which have been approved in writing by Buyer to appear as exceptions on the Title Policy.

                 "PERSONAL PROPERTY" shall mean all Intangible Property and all furnishings, equipment (including, without limitation, the equipment described on Exhibit G-1 attached hereto), tools, machinery, fixtures, appliances and all other tangible personal property, other than the Fixtures, now or on the Closing Date located on or about the Land or Improvements or used in connection with the operation thereof which is owned by Seller, specifically excluding accounts receivable, patient trust accounts, computer equipment, food, pharmaceuticals, supplies, linens, clothing, medical records, vehicles and other personal property owned by patients, tenants and invitees of the Property and specifically excluding the personal property described on Exhibit G-2 attached hereto.

                 "PLANS AND SPECIFICATIONS" shall mean all drawings, plans, specifications, blueprints, studies, structural reviews, and engineering, soil, seismic, geologic, architectural and other reports relating to the Property.

                 "PROPERTY" means, collectively, the Land and all rights, titles, and appurtenant interests, the Improvements, the Fixtures, the Personal Property and the Intangible Property. As used in the foregoing, "appurtenant interests" shall mean those interests which pass by operation of law with the conveyance of the fee simple estate in the Land and Improvements.

                 "PURCHASE PRICE" shall mean an amount equal to Twenty-Two Million Seven Hundred Thousand Dollars ($22,700,000), which sum shall be allocated among the Parcels as follows: (a) Maria del Sol = $4,125,000; (b) Rancho Park Villa = $5,250,000; (c) Tamalpais Creek = $6,125,000; and (d) Villa Bonita = $7,200,000.

                 "REAL PROPERTY" shall mean the Land, the Improvements and the Fixtures.

                 "TITLE COMPANY" shall mean the underwriter of the Title Policy and shall be First American Title Insurance Company, or such other title insurer as is approved by Buyer in its reasonable discretion.

                 "TITLE POLICY" shall mean an ALTA Extended Coverage Owner's Policy of Title Insurance (1970 Form B), together with such endorsements thereto as are reasonably requested by Buyer, with liability in the amount of the Purchase Price, dated as of the Closing Date, issued by the Title Company, insuring title to the fee interest in the Real Property in Buyer, subject only to the Permitted Exceptions and to the standard printed exceptions included in the ALTA standard form owner's extended coverage policy of title insurance.

                 "WARRANTIES" shall mean all warranties, representations and guaranties with respect to the Property, whether express or implied, which Seller now holds or under which Seller is the beneficiary.

                 "WRITTEN AUTHORIZATION TO CLOSE" shall mean a letter to the Title Company, in the form of Exhibit I, executed by Buyer and Seller, directing the Title Company to comply with the instructions in the Closing Procedure Letter.


                                   ARTICLE II
                         AGREEMENT OF PURCHASE AND SALE

                 2.1. AGREEMENT TO PURCHASE AND SELL. Seller hereby agrees to sell, convey and assign the Property to Buyer, and Buyer agrees to buy and accept the Property from Seller, on the terms and conditions and for the Purchase Price as hereinafter set forth.




                                  ARTICLE III
                             CLOSING AND CONDITIONS

                 3.1. CLOSING CONFERENCE. The Closing shall take place at the Closing Conference on or before the Closing Date.

                 3.2.  DELIVERY TO TITLE COMPANY.

                       (a) DELIVERIES BY SELLER. On or before the Closing Date Seller shall deliver or cause to be delivered to Title Company:

                            (i) a duly executed and acknowledged Deed for each of the four (4) Parcels, together with any and all transfer declarations or disclosure documents, duly executed by the appropriate parties, required in connection with such Deeds by any state, city or county agency having jurisdiction over the Property or the transactions contemplated hereby;

                           (ii) a duly executed and acknowledged Assignment of Lessor's Interest in Leases for each of the four (4) Parcels;

                          (iii) a Fixture Filing, duly executed by ARV with respect to each of the four (4) Parcels;

                           (iv) a Memorandum of Lease and the Assignment of Rents, duly executed and acknowledged by ARV with respect to each of the four (4) Parcels;

                            (v) payoff letters from the holders or claimants of, or with respect to, any encumbrance or monetary lien affecting the Property;

                           (vi) a wire transfer from ARV for the account of Buyer in an amount equal to the sum of the Minimum Rent due under the Lease for the period commencing on the Closing Date and ending on October 31, 1995); and

                          (vii) a wire transfer from ARV for the account of Buyer in the amount of the Cash Deposit, representing the cash portion of the security deposit required pursuant to Section 11 of the Lease;

                       (b)  DELIVERIES BY BUYER.  On or before the
     Closing Date Buyer shall deliver to the Title Company:

                            (i) a duly executed and acknowledged Memorandum of Lease with respect to each of the four (4) Parcels; and

                           (ii) the Purchase Price by wire transfer to the Title Company in same day available funds.

                       (c) CLOSING PROCEDURE LETTER. The deliveries to be made to Title Company under this Section 3.2 shall be made in accordance with and subject to the Closing Procedure Letter.

                 3.3. DELIVERY TO PARTIES AT CLOSING CONFERENCE. Upon satisfaction of all the conditions in the Closing Procedure Letter for recordation of the instruments described above and upon receipt by Buyer and Seller of written advice from Title Company that such conditions have been satisfied and that Title Company is prepared to record the Deeds, disburse funds and issue its unconditional, irrevocable commitment to issue the Title Policy, the following items are to be delivered at the Closing Conference:

                       (a) ITEMS TO BE DELIVERED BY SELLER. Seller shall deliver to Buyer the following items, all of which shall be in form and substance acceptable to Buyer, and each of which shall be executed by Seller (or other appropriate party) and acknowledged by a notary public where applicable:

                            (i)  The Bill of Sale;

                           (ii)  The Certificate of Non-Foreign Status;

                          (iii)  The Lease, duly executed by ARV;

                           (iv) The Financing Statement with respect to the Tenant Personal Property (as defined in the Lease), duly executed by ARV;

                            (v) A Closing Certificate, dated as of the Closing Date;

                           (vi) A Certificate of Partnership Authorization of Seller;

                          (vii) Certificates of insurance for the Property from ARV as are required pursuant to the Lease, showing Buyer as an additional insured and loss payee thereunder, with appropriate provisions for prior notice to Buyer in the event of cancellation or termination of such policies;

                         (viii) Such evidence of the due execution, delivery and authorization of documents executed by Seller and ARV in connection with this Agreement and the transactions contemplated hereunder as Buyer may reasonably request;

                           (ix) A promissory note in the original principal amount of the Cash Deposit executed by ARV, as maker, in favor of Buyer, as holder (the "NOTE"), representing the balance of the security deposit required pursuant to Section 11 of the Lease; and

                            (x) A repayment guaranty with respect to the Note executed by Gary L. Davidson, John A. Booty and David P. Collins, as guarantors, in favor of Buyer.

                       (b) ITEMS TO BE DELIVERED BY BUYER. Buyer shall deliver to Seller the following items, all of which shall be in form and substance acceptable to Seller, and each of which shall be executed by Buyer (or other appropriate party) and acknowledged by a notary public where applicable:

                            (i)  The Lease;

                           (ii)  A Certificate of Secretary of Buyer; and

                          (iii) Such evidence of the due execution, delivery and authorization of documents executed by Buyer in connection with this Agreement and the transactions contemplated hereunder as Seller may reasonably request.

                       (c) ITEMS TO BE DELIVERED BY BOTH BUYER AND SELLER. Buyer and Seller shall jointly deliver all notices of change of ownership or other similar notices required by any governmental or quasi-governmental authority or agency having jurisdiction over the Property or any portion thereof or any activities occurring on the Property or deemed reasonably advisable by Buyer.

                       (d) WRITTEN AUTHORIZATION TO CLOSE. Upon receipt of the items described in this Section 3.3, and upon compliance with the other terms and conditions of this Agreement, Seller and Buyer shall execute and deliver to Title Company the Written Authorization to Close.

                 3.4. TITLE INSURANCE. As a condition to Buyer's obligation to consummate the transactions herein contemplated, Buyer shall receive on the Closing Date a proforma of the Title Policy acceptable to Buyer and an unconditional, irrevocable commitment from the Title Company to issue the Title Policy in conformity with the aforementioned proforma. Seller shall deliver to Title Company such instruments, documents, payments, indemnities, releases and agreements and shall perform such other acts as Title Company shall reasonably require in order to issue the Title Policy.

                 3.5.  ADDITIONAL CONDITIONS.

                       (a) MUTUAL CONDITIONS. In addition to the conditions provided in other provisions of this Agreement, each party's obligation to perform its undertakings provided in this Agreement is conditioned upon the following:

                            (i)  PERFORMANCE BY OTHER PARTY.  The due
          performance by the other party of each and every material undertaking and agreement to be performed by it hereunder (including the delivery by such other party of the items specified in Sections 3.2 and 3.3 above).

                           (ii)  REPRESENTATIONS AND WARRANTIES.  Each
          representation and warranty made by the other party in this Agreement shall be true and correct in all material respects on the date hereof and at all times up to and including the Closing Date.

                          (iii) NO BANKRUPTCY OR DISSOLUTION. None of the following shall have been done by, against or with respect to Buyer, Seller or any person or entity as to which Seller or its principals have effective management control: (A) the commencement of a case under Title 11 of the U.S. Code, as now constituted or hereafter amended, or under any other applicable federal or state bankruptcy law or other similar law; (B) the appointment of a trustee or receiver of any property interest; (C) an assignment for the benefit of creditors;
          (D) an attachment, execution or other judicial seizure of a substantial property interest; (E) the taking of, failure to take, or submission to any action indicating an inability to meet its financial obligations as they accrue; (F) a dissolution or liquidation; or (G) any material adverse change in the financial condition of such party.

                       (b) CONDITIONS TO BUYER'S PERFORMANCE. In addition to the conditions provided elsewhere in this Agreement, Buyer's obligation to perform its undertakings provided in this Agreement is conditioned upon the following:

                            (i) NO DAMAGE. Prior to the Closing Date, no destruction of or damage or loss from any cause whatsoever, shall have occurred with respect to the Property which, according to Buyer's reasonable estimate, would cost, in the aggregate, more than One Hundred Thousand Dollars ($100,000) to repair, restore and replace or would cost more than One Hundred Thousand Dollars ($100,000) to repair, restore and replace with respect to the Property, or would take longer than sixty (60) days to repair, restore and replace. Notwithstanding the foregoing, in the event that, despite destruction of or loss or damage to the Property, the transaction herein provided shall be consummated, Seller shall, at its sole cost and expense, repair, or cause to be repaired such destruction, loss or damage as soon as possible.

                           (ii) NO TAKING. No taking, threatened taking (or consideration by a governmental authority of a taking) of any one of the Parcels or any material part thereof by eminent domain shall have occurred which would materially and adversely affect the value or use of any such Parcel.

                          (iii) APPROVAL OF DUE DILIGENCE RESULTS. On or before the Closing Date, Buyer shall have completed or received, as applicable, and approved:

                                 (A)  the inspection of the Property with
               respect to the physical condition thereof by agents or contractors selected by Buyer;

                                 (B)  an environmental assessment of the Real
               Property by a qualified environmental consultant selected by Buyer;

                                 (C)  structural, mechanical and engineering
               reports with respect to the Property by a consultant selected by Buyer;

                                 (D) evidence of compliance with all building codes, zoning ordinances and other governmental entitlements as necessary for the operation of each of the Parcels as an assisted living facility, including without limitation, certificates of occupancy and such other permits, licenses, approvals, agreements and authorizations as are required for the operation of the Property for such uses; and

                                 (E)  all consents necessary or required by
               Buyer in connection with the transfer of the Intangible Property to Buyer.

                           (iv) APPROVAL OF PATIENT AGREEMENTS. Buyer shall have completed its review of and shall have approved the terms and conditions of the Patient Agreements and all documents, agreements, letters of credit, deposits and other matters executed or delivered in connection with the Property or the Patient Agreements.

                            (v) BOARD APPROVAL. The transactions contemplated by this Agreement shall have been approved by the Board of Directors of Buyer.

                       (c) CONDITIONS TO SELLER'S PERFORMANCE. In addition to the conditions provided elsewhere in this Agreement, Seller's obligation to perform its undertakings provided in this Agreement is conditioned upon its receipt of the approval of the transactions contemplated hereunder by more than fifty percent (50%) of Seller's limited partners.

                 3.6. WAIVER OF CONDITIONS. Any party may at any time or times, in its sole discretion, waive any of the conditions to its obligations hereunder, but any such waiver shall be effective only if contained in a writing signed by such party. No waiver by a party of any breach of this Agreement or of any warranty or representation hereunder by the other party shall be deemed to be a waiver of any other breach by such other party (whether preceding or succeeding and whether or not of the same or similar nature), and no acceptance of payment or performance by a party after any breach by the other party shall be deemed to be a waiver of any breach of this Agreement or of any representation or warranty hereunder by such other party, whether or not the first party knows of such breach at the time it accepts such payment or performance. No failure or delay by a party to exercise any right it may have by reason of the default of the other party shall operate as a waiver of such default or as a modification of this Agreement nor shall any such failure or delay prevent the exercise of any right by the nonbreaching party while the default continues. Without limiting the generality of the foregoing, in the event that for any reason any item required to be delivered to Buyer or Seller hereunder shall not be delivered when required, then the party obligated to make such delivery shall nevertheless remain obligated to deliver the same to the party entitled to receive such delivery provided the other party delivers a written request for such delivery within six (6) months following the Closing Date and nothing (including the closing of the transaction hereunder) shall be deemed a waiver by the party entitled to receive such delivery of any such requirement, except an express written waiver or a failure to make such request within the foregoing time period.

                 3.7. OUTSIDE DATE. In the event that for any reason the transactions contemplated hereby shall not be consummated on or before the Closing Date, either party hereto may extend the Closing Date to October 15, 1995, by delivering written notice of such election to the other party. In the event that for any reason the transactions contemplated hereby shall not be consummated on or before October 15, 1995, then (unless Buyer commences an action to specifically enforce this Agreement within 30 days thereafter) either party may at any time after the Closing Date, by written notice to the other party, terminate this Agreement and the obligations of the parties hereunder; provided, however, that such termination shall not release any party from liability for any breach of this Agreement occurring prior to such termination.

                 3.8. BULK SALES COMPLIANCE. Buyer and Seller hereby waive compliance with the notice provisions of the California Bulk Sales Statute (California UCC Code Section 6101 et seq.). Seller shall indemnify, defend and hold harmless Buyer from and against any and all claims, losses, damages, liabilities, costs and expenses (including reasonable legal fees and expenses) paid or incurred by Buyer and arising directly or indirectly out of noncompliance with bulk sales statutes.


                                   ARTICLE IV
                              COSTS AND PRORATIONS

                 4.1.  CLOSING COSTS.

                       (a)  SELLER'S COSTS.  Seller shall pay:

                            (i)  any and all state, municipal or other
                 documentary, transfer, sales or use taxes payable in connection with the delivery of any instrument or document provided in or contemplated by this Agreement, any agreement or commitment described or referred to herein or the transactions contemplated herein;

                           (ii) all expenses of or related to the issuance of the Title Policy (excluding the costs of any surveys required by Buyer and the Title Company) and all escrow fees and charges;

                          (iii) the charges for or in connection with the recording and/or filing of any instrument or document provided herein or contemplated by this Agreement or any agreement or document described or referred to herein;

                           (iv) any and all broker's fees or similar fees claimed by any party employed by Seller in connection with the transactions contemplated herein; and

                            (v)  Seller's legal, accounting and other
                 professional fees and expenses and the cost of all instruments and documents required to be delivered, or to cause to be delivered, by Seller hereunder, including without limitation, the cost of all performances by Seller of its obligations hereunder.

                       (b)  BUYER'S COSTS.  Buyer shall pay:

                            (i) any and all broker's fees or similar fees claimed by any party employed by Buyer in connection with the transactions hereunder, provided, however, Buyer shall not be deemed to have employed any party by merely receiving information concerning Seller, the Property or related to the transactions contemplated hereunder or by executing any agreement to hold such information confidential;

                           (ii)  all costs of any site inspections or
                 environmental audits relating to the Property;

                          (iii) the costs of any surveys required by Buyer and the Title Company; and

                           (iv)  Buyer's legal, accounting and other
                 professional fees and expenses and the cost of all instruments and documents required to be delivered by Buyer hereunder, including, without limitation, the cost of all performances by Buyer of its obligations hereunder.

                       (c) EXISTING FINANCING. The Property is presently encumbered by certain deeds of trust and certain other security instruments (individually and collectively, the "EXISTING ENCUMBRANCES"). Seller shall cause the Existing Encumbrances and all indebtedness secured thereby to be fully satisfied, released and discharged of record on or prior to the Closing Date (recognizing that Seller may use the proceeds of the sale contemplated hereby to satisfy the same) so that Buyer shall take title to the Property free of the Existing Encumbrances. Seller acknowledges that such satisfaction, release and discharge may involve prepayment penalties or premiums and other costs or expenses, all of which shall be paid by Seller at its sole cost and expense on or before the Closing Date.

                 4.2.  PRORATIONS.

                       (a) ITEMS TO BE PRORATED. All prorations to be made with respect to the income and expenses of the Property shall be made between ARV and Seller. Buyer shall have no obligations or liability with respect to any such income or expenses.

                       (b) INDEBTEDNESS. Seller shall pay all amounts which are due or accrue under the Existing Encumbrances prior to and including the Closing Date, including, without limitation, all interest accrued on all of the same prior to and including the Closing Date.


                                   ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

                 5.1. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller represents and warrants to Buyer the following:

                       (a) TITLE. Buyer will acquire hereunder good, marketable and insurable title to, and the entire right, title, and interest in, the Property, free and clear of any and all leases, liens, encumbrances, or other liabilities, subject only to the Permitted Exceptions and the Patient Agreements approved by Buyer.

                       (b) UTILITIES. To the best of Seller's knowledge after due inquiry, each of the Parcels has available to its boundaries adequate utilities, including without limitation, adequate water supply, storm and sanitary sewage facilities, telephone, gas, electricity and fire protection, as is required for the operation of each of the Parcels as an assisted living facility.

                       (c)  PHYSICAL CONDITION; COMPLETENESS.

                            (i) To the best of Seller's knowledge after due inquiry, the Property has been constructed in a good, workmanlike and substantial manner, free from material defects and in accordance with all Laws.

                           (ii) To the best of Seller's knowledge after due inquiry, neither the zoning nor any other right to construct upon or to use the Property is to any extent dependent upon or related to any real estate other than the Property, the improvement of such other real estate or the payment of any fees for the improvement of such other real estate.

                          (iii) To the best of Seller's knowledge after due inquiry, the Property, and each portion thereof, is in good condition and repair and is free from material defects.

                           (iv) To the best of Seller's knowledge after due inquiry, there are no soil conditions adversely affecting the Property.

                            (v) To the best of Seller's knowledge after due inquiry, there are and have been no Hazardous Materials installed or stored in or otherwise existing at, on, in or under the Property which are or have been at any time in violation of any applicable Laws or which are or have been at any time in amounts or concentrations sufficient to require the reporting of such materials to any governmental authority.

                       (d) COMPLIANCE. Seller has obtained all consents, approvals, licenses, permits and other permissions related to the transactions contemplated herein as are required under any Business Agreement or Laws and as are required for the use and operation of the Property. Notwithstanding the foregoing, if any additional consents, approvals, licenses, permits or other permissions are required in connection with such transactions or the Property, Seller hereby agrees that Seller shall, as promptly as practical, use its best efforts to obtain all such additional consents, approvals, licenses, permits and other permissions related to the transactions contemplated herein or the Property.

                       (e) ZONING. To the best of Seller's knowledge after due inquiry, the Property is properly and full zoned for its current use and the Property and the operation and use thereof, including, without limitation, all boundary line adjustments to the Property, comply with all applicable Laws.

                       (f) NO NOTICES OF NON-COMPLIANCE. Seller has received no notice that and, after due inquiry Seller has no knowledge that (I) any government agency or any employee or official thereof considers that the operation or use of any of the Parcels as an assisted living facility to have failed or will fail to comply with any Law, (ii) any investigation has been commenced or is contemplated respecting any such possible or actual failure of the operation or use of any of the Parcels as an assisted living facility to comply with any Law, and
         (iii) there are any unsatisfied requests for repairs, restorations or alterations with regard to the Property from any person, entity or authority, including, but not limited to, any tenant, lender, insurance carrier or government authority.

                       (g)  DUE AUTHORIZATION, EXECUTION, ORGANIZATION, ETC.

                            (i) This Agreement and all agreements, instruments and documents herein provided to be executed or to be caused to be executed by Seller or ARV, and on the Closing Date will be, duly authorized, executed and delivered by and are binding in accordance with their terms upon, Seller or ARV, as applicable, subject to the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application and of legal or equitable principles generally and covenants of good faith and fair dealing.

                           (ii)  Seller is a limited partnership, duly
                 organized, validly existing and in good standing under the laws of the State of California. Seller has the power and authority to enter into this Agreement and all agreements, instruments and documents herein provided and to consummate the transactions contemplated thereby.

                          (iii) ARV is a corporation, duly organized, validly existing and in good standing under the laws of the State of California. ARV has the power and authority to enter into all agreements, instruments and documents herein provided and to consummate the transactions contemplated thereby.

                           (iv) Neither this Agreement nor any agreement, document or instrument executed or to be executed in connection with this Agreement, nor anything provided in or contemplated by this Agreement or any such other agreement, document or instrument, does now or shall hereafter breach, invalidate, cancel, make inoperative or interfere with, or result in the acceleration or maturity of, any agreement, document, instrument, right or interest, affecting or relating to Seller, ARV or the Property.

                      (h)  TRUE, CORRECT AND COMPLETE INFORMATION.

                           (i) To the best of Seller's knowledge after due inquiry, all documents, plans, surveys and other data or information prepared by parties other than Seller or Seller's agents or employees and provided to Buyer in connection herewith are true, correct and complete in all material respects and disclose all material facts with no material omissions with respect thereto.

                          (ii) All documents and other data or information prepared by Seller or Seller's agents or employees are true, correct and complete in all material respects with no material omissions with respect thereto.

                      (i) EXISTING AGREEMENTS. There are no material agreements or understandings (whether written or oral) to which Seller or ARV is a party or is bound, including, without limitation, any Business Agreements, relating to the Property or the operation or use thereof other than the Permitted Exceptions and those documents and instruments which have been delivered to Buyer by Seller and ARV prior to the Closing Date.

                      (j) DEFAULT. Seller is not in default with respect to any of its material obligations or liabilities pertaining to the Property.

         Without limiting the foregoing, the Permitted Exceptions are free from material default by Seller and, to the best of Seller's actual knowledge, by any other party thereto.

                      (k) LITIGATION; CONDEMNATION. To the best of Seller's knowledge after due inquiry, there are no material actions, suits or proceedings pending or threatened before or by any judicial, administrative or union body, any arbiter or any governmental authority, against or affecting Seller, ARV or the Property or any portion thereof. To the best of Seller's knowledge after due inquiry, there are no existing, proposed or threatened eminent domain or similar proceedings which would affect the Land or Improvements in any manner whatsoever.

                      (l) WARRANTIES. Seller has delivered to Buyer true, correct and complete copies of all material Warranties. To the best of Seller's knowledge after due inquiry, the Warranties are in full force and effect with no defaults thereunder. The Warranties have not been assigned to or by any other party and Seller has the right and authority to assign the Warranties to Buyer.

                 5.2. REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer represents and warrants to Seller as follows:

                       (a) This Agreement and all agreements, instruments and documents herein provided to be executed or to be caused to be executed by Buyer are and on the Closing Date will be duly authorized, executed and delivered by and are binding upon Buyer, subject to the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application and by legal or equitable principles relating to, limiting or affecting the enforceability of creditors' rights generally.

                       (b) Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and duly authorized and qualified to do all things required of it under this Agreement.

                       (c) Buyer has the authority to enter into this Agreement and consummate the transactions herein provided and nothing prohibits or restricts the right or ability of Buyer to close the transactions contemplated hereunder and carry out the terms hereof.

                 5.3.  INDEMNIFICATIONS.

                       (a) INDEMNIFICATION BY SELLER. Seller shall hold harmless, indemnify and defend Buyer and the Property from and against any Claim that (I) is inconsistent with (or results from any actual or alleged fact that is inconsistent with) any representation or warranty of Seller contained in this Agreement, in any document executed in connection with this Agreement, (ii) results from any breach or default by Seller under this Agreement, or (iii) arises out of the negligent or intentional act or omission of Seller, to the extent such Claim arises out of such negligent or intentional act or omission. Nothing in this Agreement shall be construed to relieve Seller of any liability which Seller may have to Buyer under any Laws relating to Hazardous Materials.

                       (b) INDEMNIFICATION BY BUYER. Buyer shall hold harmless, indemnify and defend Seller from and against any Claim that
         (I) is inconsistent with (or results from any actual or alleged fact that is inconsistent with) any representation or warranty of Buyer contained in this Agreement or in any document executed in connection with this

         Agreement, (ii) results from any breach or default by Buyer under this Agreement, or (iii) arises out of the negligent or intentional act or omission of Buyer, to the extent such Claim arises out of such negligent or intentional act or omission of Buyer occurring after the Closing Date or occurring during the course of Buyer's inspection of the Property prior to the Closing Date.

                      (c) GENERAL INDEMNITY PROVISIONS. Each indemnity provided for under this Agreement shall be subject to the following provisions:

                           (i) The indemnity shall cover the costs and expenses of the indemnitee, including reasonable attorneys' fees and costs (including expert fees), related to any actions, suits or judgments incident to any of the matters covered by such indemnity.

                          (ii) The indemnitee shall notify the indemnitor of any Claim against the indemnitee covered by the indemnity within one hundred eighty (180) days after it has notice of such Claim, but failure to notify the indemnitor shall in no case prejudice the rights of the indemnitee under this Agreement unless the indemnitor shall be prejudiced by such failure and then only to the extent the indemnitor shall be prejudiced by such failure. Should the indemnitor fail to discharge or undertake to defend the indemnitee against such liability upon learning of the same, then the indemnitee may settle such liability, and the liability of the indemnitor hereunder shall be conclusively established by such settlement, the amount of such liability to include both the settlement consideration and the reasonable costs and expenses, including attorneys' fees and costs (including expert fees), incurred by the indemnitee in effecting such settlement.

                         (iii) The indemnity shall also run in favor of any officer, director, employee, advisor, accountant, attorney, partner or shareholder of the indemnitee or any person or entity having a direct or indirect ownership interest in the indemnitee.

                      (d) LIMITATIONS ON BUYER'S RECOURSE. Notwithstanding any of the other provisions of this Section 5.3, Buyer acknowledges and agrees that (I) the transactions contemplated under this Agreement constitute the sale of substantially all of the assets of Seller; (ii) promptly following the Closing Date, Seller shall disburse the net proceeds of the sale and any other remaining assets to its partners in accordance with the terms of Seller's limited partnership agreement;
         (iii) the limited partnership comprising Seller shall thereafter be dissolved; and (iv) Buyer shall have no recourse against any of the limited partners of Seller (except for any such limited partners that are also a general partner of Seller) for any Claim arising out of the provisions of Section 5.3(a) above, and any such Claim by Buyer shall be brought solely against the general partners of Seller; provided, however, that Buyer may assert a Claim in the name of Seller if it is considered necessary in Buyer's judgment to enforce Seller's indemnifications against the general partners of Seller.

                                   ARTICLE VI
                                 MISCELLANEOUS

                 6.1. BROKERS AND CONSULTANTS. Seller represents and warrants to Buyer that Seller shall be solely responsible for the payment of any brokerage commissions or finder's fee due or claimed to be due in connection with the transactions contemplated hereby and Seller shall indemnify, defend and save Buyer harmless from and against any such liability. Notwithstanding the foregoing, Buyer represents and warrants to Seller that no broker or finder has been engaged by Buyer in connection with any of the transactions contemplated by this Agreement. In the event of a claim for broker's or finder's fee or commissions in connection herewith based upon any agreement inconsistent with the foregoing representation and warranty by Buyer, Buyer shall indemnify and defend Seller from such claim. For purposes of this Section 6.1, Buyer shall not be deemed to have engaged any broker or finder by merely receiving information concerning Seller, the Property or related to the transactions contemplated hereunder or by executing any agreement to hold such information confidential.

                 6.2. SURVIVAL. All warranties, representations, covenants, obligations and agreements contained in this Agreement shall survive the Closing hereunder and the transfer and conveyance of the Property hereunder and any and all performances hereunder. All warranties and representations shall be effective regardless of any investigation made or which could have been made.

                 6.3. FURTHER INSTRUMENTS. Each party will, whenever and as often as it shall be reasonably requested so to do by the other, cause to be executed, acknowledged or delivered, any and all such further instruments and documents as may be necessary or proper, in the reasonable opinion of the requesting party, in order to carry out the intent and purpose of this Agreement.

                 6.4. LIMITATION OF LIABILITY. No advisor, trustee, director, officer, employee, accountant, attorney, beneficiary, shareholder, partner, participant or agent of or in Buyer or Seller shall have any personal liability, directly or indirectly, under or in connection with this Agreement or any agreement made or entered into under or pursuant to the provisions of this Agreement, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter. Seller and Buyer and their respective successors and assigns and, without limitation, all other persons and entities, shall look solely to Seller's or Buyer's, as applicable, assets for the payment of any claim or for any performance, and Buyer and Seller hereby waive any and all such personal liability except as set forth herein. The limitations of liability provided in this Section are in addition to, and not in limitation of, any limitation on liability applicable to Seller or Buyer, as applicable, provided by law or by any other contract, agreement or instrument.

                 6.5. ENTIRE AGREEMENT; AMENDMENTS; CAPTIONS. This Agreement and the documents referenced herein contain the entire agreement between the parties respecting the matters herein set forth and supersede all prior or contemporaneous agreements or understandings, verbal or written, between the parties hereto respecting such matters. This Agreement may be amended by written agreement of amendment executed by both parties hereto, but not otherwise. Section headings shall not be used in construing this Agreement.

                 6.6. CONSENTS AND APPROVALS. Except as otherwise expressly provided herein, any approval or consent provided to be given by a party hereunder may be given or withheld in the absolute discretion of such party.

                 6.7. INCORPORATION OF EXHIBITS AND RECITALS. All exhibits attached and referred to in this Agreement and all Recitals set forth at the beginning of this Agreement are hereby incorporated herein as fully set forth in this Agreement.

                 6.8. TIME OF THE ESSENCE; NON-BUSINESS DAYS. Subject to the next full sentence, time is of the essence of this Agreement. Whenever action must be taken (including the giving of notice or the delivery of documents) under this Agreement during a certain period of time or by a particular date that ends or occurs on a non-business day, then such period or date shall be extended until the immediately following business day. As used herein, "business day" means any day other than Saturday, Sunday or a federal holiday.

                 6.9. TERMINOLOGY. Whenever the words "including", "include" or "includes" are used in this Agreement, they should be interpreted in a non-exclusive manner as though the words ", without limitation," immediately followed the same. Except as otherwise indicated, all Section and Exhibit references in this Agreement shall be deemed to refer to the Sections and Exhibits in or to this Agreement.

                 6.10. ATTORNEYS' FEES. In the event any legal action or proceeding is commenced to interpret or enforce the terms of, or obligations arising out of, this Agreement, or to recover damages for the breach thereof, the party prevailing in any such action or proceedings shall be entitled to recover from the non-prevailing party all attorneys' fees and reasonable costs and expenses incurred by the prevailing party, including such fees and costs incurred with respect to appeals, arbitrations and bankruptcy proceedings. As used herein, "attorneys' fees" shall mean the fees and expenses of counsel to the parties hereto, which may include printing, photostating, duplicating and other expenses, air freight charges, and fees billed for law clerks, paralegals, librarians and others not admitted to the bar but performing services under the supervision of an attorney. The term "attorneys' fees" shall also include, without limitation, all such fees and expenses incurred with respect to appeals, arbitrations and bankruptcy proceedings.

                 6.11. CUMULATIVE REMEDIES. No remedy conferred upon a party in this Agreement is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity or by statute (except as otherwise expressly herein provided).

                 6.12. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the internal laws of the State of California, without regard to the rules governing choice of law.

                 6.13. SUCCESSORS AND ASSIGNS. Neither Buyer nor Seller may assign or transfer its rights or obligations under this Agreement without the prior written consent of the other party (in which event such transferee shall assume in writing all of the transferor's obligations hereunder, but such transferor shall not be released from its obligations hereunder). No consent given by either party hereto to any transfer or assignment of the other party's rights or obligations hereunder shall be construed as a consent to any other transfer or assignment of such other party's rights or obligations hereunder. No transfer or assignment in violation of the provisions hereof shall be valid or enforceable. Subject to the foregoing and the provisions of Section 3.8, this Agreement and the terms and provisions hereof shall inure to the benefit of and be binding upon the successors and assigns of the parties.

                 6.14. NOTICES. Any notice which a party is required or may desire to give the other shall be in writing and shall be sent by personal delivery or by either (I) United States registered or certified mail, return receipt requested, postage prepaid, or (ii) Federal Express or similar generally recognized overnight carrier regularly providing proof of delivery, addressed as follows:

To Seller:                                 To Buyer:

American Retirement Villas                 Nationwide Health Properties, Inc.
c/o ARV Assisted Living, Inc.              4675 MacArthur Court
245 Fischer Avenue, Bldg. D-1              Suite 1170
Costa Mesa, CA 92626                       Newport Beach, CA 92660
Attn:  Sheila M. Muldoon, Esq.             Attn:  Mr. R. Bruce Andrews

                                           With Copy To:

                                           Sherry & Holthouse
                                           18301 Von Karman Avenue
                                           Suite 420
                                           Irvine, CA  92715
                                           Attn:  Kevin L. Sherry, Esq.


Any notice so given by mail shall be deemed to have been given as of the date of delivery (whether accepted or refused) established by U.S. Post Office return receipt or the overnight carrier's proof of delivery, as the case may be, whether accepted or refused. Any such notice not so given shall be deemed given upon receipt of the same by the party to whom the same is to be given. Any party hereto may designate a different address for itself by notice to the other party in accordance with this Section 6.14. In the event a party is not a natural person, delivery to an officer, director or partner of such party shall be deemed delivery to such party.

           6.15. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

           6.16. BOOKS AND RECORDS. In the event Buyer reasonably requires copies thereof, Seller hereby covenants and agrees that it shall cooperate and comply in a timely fashion with Buyer's reasonable requests for delivery of any financial documents, instruments, bills, checks, invoices and other books and records relating to all or any part of the Property.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

           IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                                 "BUYER"

                                 NATIONWIDE HEALTH PROPERTIES, INC.,
                                 a Maryland corporation



                                 By:  ____________________________________
                                        T. Andrew Stokes
                                        Its:  Vice President


                                 "SELLER"

                                 AMERICAN RETIREMENT VILLAS PROPERTIES,
                                 a California limited partnership

                                 BY:    ARV ASSISTED LIVING, INC.,
                                        a California corporation,
                                        Managing Partner



                                        By:  _____________________________

                                             Its:  _______________________

                                   EXHIBIT A

                           LEGAL DESCRIPTION OF LAND


MARIA DEL SOL PARCEL:

THAT CERTAIN REAL PROPERTY SITUATED IN THE CITY OF SANTA MARIA, COUNTY OF SANTA BARBARA, STATE OF CALIFORNIA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL ONE:

LOT 1 OF PARCEL MAP TRACT NO. 5009, IN THE CITY OF SANTA MARIA, COUNTY OF SANTA BARBARA, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 3, PAGE 67 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL TWO:

THE EASEMENT FOR INGRESS AND EGRESS WITH THE RIGHT TO GRANT THE SAME TO OTHERS OVER THAT PORTION OF LOT 2 OF PARCEL MAP TRACT NO. 5009, IN THE CITY OF SANTA MARIA, COUNTY OF SANTA BARBARA, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 3, PAGE 67 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER, DESCRIBED AS
FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF SAID LOT 2, THENCE NORTHERLY ALONG THE EASTERLY LINE OF SAID LOT 78.00 FEET, THENCE IN A DIRECT LINE TO A POINT IN THE SOUTHERLY LINE OF SAID LOT 2, DISTANCE WESTERLY 10.00 FEET FROM THE SOUTHEAST CORNER THEREOF, THENCE EASTERLY ALONG SAID SOUTHERLY LINE 10.00 FEET TO THE POINT OF BEGINNING.


RANCHO PARK VILLA PARCEL:

THAT CERTAIN REAL PROPERTY SITUATED IN THE CITY OF SAN DIMAS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL ONE:

PARCEL 2 OF PARCEL MAP NO. S.D. 72-5 COUNTY MAP NO. 2944, IN THE CITY OF SAN DIMAS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 44, PAGE 26 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THEREFROM THAT PORTION THEREOF INCLUDED WITHIN THE BOUNDARIES OF LAND DESCRIBED AS PARCEL 1 IN THE TRUSTEE'S DEED RECORDED APRIL 1, 1976 AS INSTRUMENT NO. 3191, IN BOOK D-7025, PAGE 783, OFFICIAL RECORDS.

PARCEL TWO:

THAT PORTION OF THE SOUTHEAST QUARTER OF SECTION 8, TOWNSHIP 1 SOUTH, RANGE 9 WEST, IN THE SUBDIVISION OF RANCHO ADDITION TO SAN JOSE, AND A PORTION OF RANCHO SAN JOSE, IN THE CITY OF SAN DIMAS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 22, PAGES 21 TO 23 INCLUSIVE OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE CENTER LINE OF VALLEY CENTER AVENUE, AS SHOWN ON SAID MAP, WITH THE CENTER LINE OF CYPRESS AVENUE (FORMERLY UNNAMED), AS SHOWN ON SAID MAP; THENCE SOUTH 0 DEGREES 16' 08" EAST ALONG SAID CENTER LINE OF VALLEY CENTER AVENUE A DISTANCE OF 432.27 FEET, TO

POINT "A" OF THIS DESCRIPTION; THENCE SOUTH 56 DEGREES 56' 12" WEST TO THE WESTERLY LINE OF SAID VALLEY CENTER AVENUE AND THE TRUE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE CONTINUING SOUTH 56 DEGREES 56' 12" WEST, 488.06 FEET TO A POINT THAT IS SOUTH 56 DEGREES 56' 12" WEST, 523.75 FEET FROM SAID POINT "A" AND THE BEGINNING OF A TANGENT CURVE CONCAVE SOUTHEASTERLY, HAVING A RADIUS OF 474.56 FEET; THENCE SOUTHWESTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 22 DEGREES 12' 28", AN ARC DISTANCE OF 183.94 FEET TO THE BEGINNING OF A REVERSE CURVE CONCAVE NORTHWESTERLY AND HAVING A RADIUS OF 400.00 FEET; THENCE SOUTHWESTERLY ALONG SAID LAST MENTIONED CURVE THROUGH A CENTRAL ANGLE OF 27 DEGREES 34' 56", AN ARC DISTANCE OF 192.56 FEET; THENCE NORTH 27 DEGREES 41' 20" WEST, 270.00 FEET; THENCE NORTH 42 DEGREES 45' 32" EAST, 490.64 FEET; THENCE NORTH 89 DEGREES 43' 52" EAST, 475.00 FEET TO SAID WESTERLY LINE OF VALLEY CENTER AVENUE; THENCE ALONG SAID VALLEY CENTER AVENUE, SOUTH 0 DEGREES 16' 08" EAST TO THE TRUE POINT OF BEGINNING.

SAID LAND, EXCEPT THE EASTERLY 10 FEET THEREOF, IS NOW A PORTION OF PARCEL 2, AS SHOWN ON PARCEL MAP NO S.D. 72-5, COUNTY MAP NO. 2944, FILED IN BOOK 44, PAGE 26 OF PARCEL MAPS.


TAMALPAIS CREEK PARCEL:

THAT CERTAIN REAL PROPERTY SITUATED IN THE CITY OF NOVATO, COUNTY OF MARIN, STATE OF CALIFORNIA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT LYING NORTH 24 DEGREES 17'00" WEST 37.304 FEET FROM A POINT ON THE SOUTHEASTERLY LINE OF LOT 59, AS SHOWN UPON THAT CERTAIN MAP ENTITLED "MAP OF SUBDIVISIONS A AND B OF THE NOVATO LAND CO., SURVEYED TO J.F. MASSIE, SURVEYOR", FILED NOVEMBER 18, 1909 IN VOLUME 3 OF MAPS, AT PAGE 36, MARIN COUNTY RECORDS; DISTANCE THEREON SOUTH 29 DEGREES 15'00" WEST 538.500 FEET, FROM THE MOST EASTERLY CORNER OF SAID LOT 59; RUNNING THENCE NORTH 24 DEGREES 17'00" WEST 75.046; THENCE NORTH 51 DEGREES 42'00" WEST 71.970 FEET; THENCE NORTH 66 DEGREES 42'24" WEST 171.481 FEET TO A POINT ON THE NORTHWESTERLY LINE OF LOT 59; THENCE NORTH 60 DEGREES 45'00" WEST 99.000 FEET; THENCE NORTH 29 DEGREES 15'00" EAST
19.250 FEET; THENCE NORTH 60 DEGREES 45'00" WEST 99.000 FEET; THENCE SOUTH 29 DEGREES 15'00" WEST 200.000 FEET; THENCE SOUTH 60 DEGREES 45'00" EAST 130.000 FEET; THENCE SOUTH 29 DEGREES 15'00" WEST 260.000 FEET; THENCE SOUTH 60 DEGREES 45'00" EAST 252.000 FEET; THENCE NORTH 29 DEGREES 15'00" EAST 60.000 FEET; THENCE SOUTH 60 DEGREES 45'00" EAST 117.977 FEET TO A POINT LYING 30.000 FEET NORTHWESTERLY OF THE CENTERLINE OF TAMALPAIS AVENUE; THENCE NORTH 29 DEGREES 15'00" EAST, PARALLEL TO SAID CENTERLINE OF TAMALPAIS AVENUE, 342.672 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM THAT CERTAIN PARCEL OF LAND AS DESCRIBED IN THE DEED FROM TAMALPAIS CREEK, A LIMITED PARTNERSHIP, TO THE CITY OF NOVATO, A MUNICIPAL CORPORATION, RECORDED OCTOBER 26, 1979 IN BOOK 3633 OF OFFICIAL RECORDS, AT PAGE 196, MARIN COUNTY RECORDS.


VILLA BONITA PARCEL:

THAT CERTAIN REAL PROPERTY SITUATED IN THE COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

LOT 1 OF SANDAN, IN THE COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 8290, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, APRIL 1, 1976.

                                   EXHIBIT B

                      FORM OF BILL OF SALE AND ASSIGNMENT

           THIS BILL OF SALE AND ASSIGNMENT is made as of _________, 1995, by AMERICAN RETIREMENT VILLAS PROPERTIES, a California limited partnership ("SELLER"), in favor of NATIONWIDE HEALTH PROPERTIES, INC., a Maryland corporation ("BUYER"), pursuant to that certain Purchase and Sale Agreement dated as of June 28, 1995, by and between Buyer and Seller (the "PURCHASE AGREEMENT"). All initially-capitalized terms used herein and not otherwise defined herein shall have the same meaning given such terms in the Purchase Agreement.

           FOR VALUE RECEIVED, receipt of which is hereby acknowledged, Seller does hereby grant, bargain, sell, convey, assign, transfer, set over, deliver to and vest in Buyer, its successors and assigns forever, all of Seller's right, title and interest in and to all of the following property, whether now existing or hereafter arising:

           (a) All Fixtures to the real property more particularly described on Exhibit A attached hereto;

           (b)    All of the Personal Property;

           (c)    All of the Intangible Property;

           (d) All utility deposits made (and any refunds thereof) and any and all other funds deposited as security for the fulfillment of any of the obligations of Seller in connection with the Property or any portion thereof;

           (e) All deposits and bonds of Seller relating to the Property or any portion thereof, including, without limitation, deposits and bonds provided to any governmental agency for construction, use or operation of the Property;

           (f) All contracts of sale, if any, affecting the Property or any portion thereof and all deposits in connection therewith; and

           (g)    All casualty and liability insurance policies.

           Seller hereby represents and warrants to Buyer that Seller is the owner of all right, title and interest in and to the above property, that, said property is free and clear of all liens, charges and encumbrances created by or imposed against Seller and that Seller has full right, power and authority to sell said property and to make this Bill of Sale and Assignment. Seller shall warrant and forever defend title to said property unto Buyer.

           IN WITNESS WHEREOF, Seller has executed this Bill of Sale and Assignment as of the day and year first above written.

                                 "SELLER"

                                 AMERICAN RETIREMENT VILLAS PROPERTIES,
                                 a California limited partnership

                                 BY:    ARV ASSISTED LIVING, INC.,
                                        a California corporation,
                                        Managing Partner



                                        By:  _____________________________

                                             Its:  _______________________

                            SCHEDULE 1 TO EXHIBIT B

                                   EXHIBIT A
                       LEGAL DESCRIPTION OF REAL PROPERTY


MARIA DEL SOL PARCEL:

THAT CERTAIN REAL PROPERTY SITUATED IN THE CITY OF SANTA MARIA, COUNTY OF SANTA BARBARA, STATE OF CALIFORNIA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL ONE:

LOT 1 OF PARCEL MAP TRACT NO. 5009, IN THE CITY OF SANTA MARIA, COUNTY OF SANTA BARBARA, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 3, PAGE 67 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL TWO:

THE EASEMENT FOR INGRESS AND EGRESS WITH THE RIGHT TO GRANT THE SAME TO OTHERS OVER THAT PORTION OF LOT 2 OF PARCEL MAP TRACT NO. 5009, IN THE CITY OF SANTA MARIA, COUNTY OF SANTA BARBARA, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 3, PAGE 67 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER, DESCRIBED AS
FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF SAID LOT 2, THENCE NORTHERLY ALONG THE EASTERLY LINE OF SAID LOT 78.00 FEET, THENCE IN A DIRECT LINE TO A POINT IN THE SOUTHERLY LINE OF SAID LOT 2, DISTANCE WESTERLY 10.00 FEET FROM THE SOUTHEAST CORNER THEREOF, THENCE EASTERLY ALONG SAID SOUTHERLY LINE 10.00 FEET TO THE POINT OF BEGINNING.


RANCHO PARK VILLA PARCEL:

THAT CERTAIN REAL PROPERTY SITUATED IN THE CITY OF SAN DIMAS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL ONE:

PARCEL 2 OF PARCEL MAP NO. S.D. 72-5 COUNTY MAP NO. 2944, IN THE CITY OF SAN DIMAS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 44, PAGE 26 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THEREFROM THAT PORTION THEREOF INCLUDED WITHIN THE BOUNDARIES OF LAND DESCRIBED AS PARCEL 1 IN THE TRUSTEE'S DEED RECORDED APRIL 1, 1976 AS INSTRUMENT NO. 3191, IN BOOK D-7025, PAGE 783, OFFICIAL RECORDS.

PARCEL TWO:

THAT PORTION OF THE SOUTHEAST QUARTER OF SECTION 8, TOWNSHIP 1 SOUTH, RANGE 9 WEST, IN THE SUBDIVISION OF RANCHO ADDITION TO SAN JOSE, AND A PORTION OF RANCHO SAN JOSE, IN THE CITY OF SAN DIMAS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 22, PAGES 21 TO 23 INCLUSIVE OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE CENTER LINE OF VALLEY CENTER AVENUE, AS SHOWN ON SAID MAP, WITH THE CENTER LINE OF CYPRESS AVENUE (FORMERLY UNNAMED), AS SHOWN ON SAID MAP; THENCE SOUTH 0 DEGREES 16' 08" EAST ALONG

SAID CENTER LINE OF VALLEY CENTER AVENUE A DISTANCE OF 432.27 FEET, TO POINT "A" OF THIS DESCRIPTION; THENCE SOUTH 56 DEGREES 56' 12" WEST TO THE WESTERLY LINE OF SAID VALLEY CENTER AVENUE AND THE TRUE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE CONTINUING SOUTH 56 DEGREES 56' 12" WEST, 488.06 FEET TO A POINT THAT IS SOUTH 56 DEGREES 56' 12" WEST, 523.75 FEET FROM SAID POINT "A" AND THE BEGINNING OF A TANGENT CURVE CONCAVE SOUTHEASTERLY, HAVING A RADIUS OF
474.56 FEET; THENCE SOUTHWESTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 22 DEGREES 12' 28", AN ARC DISTANCE OF 183.94 FEET TO THE BEGINNING OF A REVERSE CURVE CONCAVE NORTHWESTERLY AND HAVING A RADIUS OF 400.00 FEET; THENCE SOUTHWESTERLY ALONG SAID LAST MENTIONED CURVE THROUGH A CENTRAL ANGLE OF 27 DEGREES 34' 56", AN ARC DISTANCE OF 192.56 FEET; THENCE NORTH 27 DEGREES 41' 20" WEST, 270.00 FEET; THENCE NORTH 42 DEGREES 45' 32" EAST, 490.64 FEET; THENCE NORTH 89 DEGREES 43' 52" EAST, 475.00 FEET TO SAID WESTERLY LINE OF VALLEY CENTER AVENUE; THENCE ALONG SAID VALLEY CENTER AVENUE, SOUTH 0 DEGREES 16' 08" EAST TO THE TRUE POINT OF BEGINNING.

SAID LAND, EXCEPT THE EASTERLY 10 FEET THEREOF, IS NOW A PORTION OF PARCEL 2, AS SHOWN ON PARCEL MAP NO S.D. 72-5, COUNTY MAP NO. 2944, FILED IN BOOK 44, PAGE 26 OF PARCEL MAPS.


TAMALPAIS CREEK PARCEL:

THAT CERTAIN REAL PROPERTY SITUATED IN THE CITY OF NOVATO, COUNTY OF MARIN, STATE OF CALIFORNIA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT LYING NORTH 24 DEGREES 17'00" WEST 37.304 FEET FROM A POINT ON THE SOUTHEASTERLY LINE OF LOT 59, AS SHOWN UPON THAT CERTAIN MAP ENTITLED "MAP OF SUBDIVISIONS A AND B OF THE NOVATO LAND CO., SURVEYED TO J.F. MASSIE, SURVEYOR", FILED NOVEMBER 18, 1909 IN VOLUME 3 OF MAPS, AT PAGE 36, MARIN COUNTY RECORDS; DISTANCE THEREON SOUTH 29 DEGREES 15'00" WEST 538.500 FEET, FROM THE MOST EASTERLY CORNER OF SAID LOT 59; RUNNING THENCE NORTH 24 DEGREES 17'00" WEST 75.046; THENCE NORTH 51 DEGREES 42'00" WEST 71.970 FEET; THENCE NORTH 66 DEGREES 42'24" WEST 171.481 FEET TO A POINT ON THE NORTHWESTERLY LINE OF LOT 59; THENCE NORTH 60 DEGREES 45'00" WEST 99.000 FEET; THENCE NORTH 29 DEGREES 15'00" EAST
19.250 FEET; THENCE NORTH 60 DEGREES 45'00" WEST 99.000 FEET; THENCE SOUTH 29 DEGREES 15'00" WEST 200.000 FEET; THENCE SOUTH 60 DEGREES 45'00" EAST 130.000 FEET; THENCE SOUTH 29 DEGREES 15'00" WEST 260.000 FEET; THENCE SOUTH 60 DEGREES 45'00" EAST 252.000 FEET; THENCE NORTH 29 DEGREES 15'00" EAST 60.000 FEET; THENCE SOUTH 60 DEGREES 45'00" EAST 117.977 FEET TO A POINT LYING 30.000 FEET NORTHWESTERLY OF THE CENTERLINE OF TAMALPAIS AVENUE; THENCE NORTH 29 DEGREES 15'00" EAST, PARALLEL TO SAID CENTERLINE OF TAMALPAIS AVENUE, 342.672 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM THAT CERTAIN PARCEL OF LAND AS DESCRIBED IN THE DEED FROM TAMALPAIS CREEK, A LIMITED PARTNERSHIP, TO THE CITY OF NOVATO, A MUNICIPAL CORPORATION, RECORDED OCTOBER 26, 1979 IN BOOK 3633 OF OFFICIAL RECORDS, AT PAGE 196, MARIN COUNTY RECORDS.


VILLA BONITA PARCEL:

THAT CERTAIN REAL PROPERTY SITUATED IN THE COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

LOT 1 OF SANDAN, IN THE COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 8290, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, APRIL 1, 1976.

                                   EXHIBIT C

                   FORM OF CERTIFICATE OF NON-FOREIGN STATUS


           AMERICAN RETIREMENT VILLAS PROPERTIES, a California limited partnership ("SELLER"), is the owner of that certain real property more particularly described in Exhibit A attached hereto and incorporated herein by this reference (the "PROPERTY"). Seller is the Seller under that certain Purchase and Sale Agreement dated June 28, 1995 (the "PURCHASE AND SALE AGREEMENT"), with respect to the Property, executed by Seller and NATIONWIDE HEALTH PROPERTIES, INC., a Maryland corporation ("BUYER").

           Section 1445 of the Internal Revenue Code of 1986, as amended (the "CODE") provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform Buyer that withholding of tax will not be required when the Property is transferred pursuant to the Purchase and Sale Agreement, the undersigned hereby certifies the following on behalf of Seller:

           1. Seller is not a foreign corporation, foreign partnership, foreign trust, or foreign estate, as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder;

           2.     Seller's U.S. employer identification number is __________;
and

           3. Seller's office address is 245 Fischer Avenue, Bldg. D-1, Costa Mesa, California 92626.

           Seller understands that this Certification may be disclosed to the Internal Revenue Service by Buyer and that any false statement contained herein could be punished by fine, imprisonment, or both.

           Under penalty of perjury I declare that I have examined this Certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Seller.

Dated as of:  ___________, 1995

                                 "SELLER"

                                 AMERICAN RETIREMENT VILLAS PROPERTIES,
                                 a California limited partnership

                                 BY:    ARV ASSISTED LIVING, INC.,
                                        a California corporation,
                                        Managing Partner



                                        By:  _____________________________

                                             Its:  _______________________

                            SCHEDULE 1 TO EXHIBIT C

                                   EXHIBIT A
                         LEGAL DESCRIPTION OF PROPERTY


MARIA DEL SOL PARCEL:

THAT CERTAIN REAL PROPERTY SITUATED IN THE CITY OF SANTA MARIA, COUNTY OF SANTA BARBARA, STATE OF CALIFORNIA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL ONE:

LOT 1 OF PARCEL MAP TRACT NO. 5009, IN THE CITY OF SANTA MARIA, COUNTY OF SANTA BARBARA, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 3, PAGE 67 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL TWO:

THE EASEMENT FOR INGRESS AND EGRESS WITH THE RIGHT TO GRANT THE SAME TO OTHERS OVER THAT PORTION OF LOT 2 OF PARCEL MAP TRACT NO. 5009, IN THE CITY OF SANTA MARIA, COUNTY OF SANTA BARBARA, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 3, PAGE 67 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER, DESCRIBED AS
FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF SAID LOT 2, THENCE NORTHERLY ALONG THE EASTERLY LINE OF SAID LOT 78.00 FEET, THENCE IN A DIRECT LINE TO A POINT IN THE SOUTHERLY LINE OF SAID LOT 2, DISTANCE WESTERLY 10.00 FEET FROM THE SOUTHEAST CORNER THEREOF, THENCE EASTERLY ALONG SAID SOUTHERLY LINE 10.00 FEET TO THE POINT OF BEGINNING.


RANCHO PARK VILLA PARCEL:

THAT CERTAIN REAL PROPERTY SITUATED IN THE CITY OF SAN DIMAS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL ONE:

PARCEL 2 OF PARCEL MAP NO. S.D. 72-5 COUNTY MAP NO. 2944, IN THE CITY OF SAN DIMAS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 44, PAGE 26 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THEREFROM THAT PORTION THEREOF INCLUDED WITHIN THE BOUNDARIES OF LAND DESCRIBED AS PARCEL 1 IN THE TRUSTEE'S DEED RECORDED APRIL 1, 1976 AS INSTRUMENT NO. 3191, IN BOOK D-7025, PAGE 783, OFFICIAL RECORDS.

PARCEL TWO:

THAT PORTION OF THE SOUTHEAST QUARTER OF SECTION 8, TOWNSHIP 1 SOUTH, RANGE 9 WEST, IN THE SUBDIVISION OF RANCHO ADDITION TO SAN JOSE, AND A PORTION OF RANCHO SAN JOSE, IN THE CITY OF SAN DIMAS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 22, PAGES 21 TO 23 INCLUSIVE OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE CENTER LINE OF VALLEY CENTER AVENUE, AS SHOWN ON SAID MAP, WITH THE CENTER LINE OF CYPRESS AVENUE (FORMERLY UNNAMED), AS SHOWN ON SAID MAP; THENCE SOUTH 0 DEGREES 16' 08" EAST ALONG

SAID CENTER LINE OF VALLEY CENTER AVENUE A DISTANCE OF 432.27 FEET, TO POINT "A" OF THIS DESCRIPTION; THENCE SOUTH 56 DEGREES 56' 12" WEST TO THE WESTERLY LINE OF SAID VALLEY CENTER AVENUE AND THE TRUE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE CONTINUING SOUTH 56 DEGREES 56' 12" WEST, 488.06 FEET TO A POINT THAT IS SOUTH 56 DEGREES 56' 12" WEST, 523.75 FEET FROM SAID POINT "A" AND THE BEGINNING OF A TANGENT CURVE CONCAVE SOUTHEASTERLY, HAVING A RADIUS OF
474.56 FEET; THENCE SOUTHWESTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 22 DEGREES 12' 28", AN ARC DISTANCE OF 183.94 FEET TO THE BEGINNING OF A REVERSE CURVE CONCAVE NORTHWESTERLY AND HAVING A RADIUS OF 400.00 FEET; THENCE SOUTHWESTERLY ALONG SAID LAST MENTIONED CURVE THROUGH A CENTRAL ANGLE OF 27 DEGREES 34' 56", AN ARC DISTANCE OF 192.56 FEET; THENCE NORTH 27 DEGREES 41' 20" WEST, 270.00 FEET; THENCE NORTH 42 DEGREES 45' 32" EAST, 490.64 FEET; THENCE NORTH 89 DEGREES 43' 52" EAST, 475.00 FEET TO SAID WESTERLY LINE OF VALLEY CENTER AVENUE; THENCE ALONG SAID VALLEY CENTER AVENUE, SOUTH 0 DEGREES 16' 08" EAST TO THE TRUE POINT OF BEGINNING.

SAID LAND, EXCEPT THE EASTERLY 10 FEET THEREOF, IS NOW A PORTION OF PARCEL 2, AS SHOWN ON PARCEL MAP NO S.D. 72-5, COUNTY MAP NO. 2944, FILED IN BOOK 44, PAGE 26 OF PARCEL MAPS.


TAMALPAIS CREEK PARCEL:

THAT CERTAIN REAL PROPERTY SITUATED IN THE CITY OF NOVATO, COUNTY OF MARIN, STATE OF CALIFORNIA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT LYING NORTH 24 DEGREES 17'00" WEST 37.304 FEET FROM A POINT ON THE SOUTHEASTERLY LINE OF LOT 59, AS SHOWN UPON THAT CERTAIN MAP ENTITLED "MAP OF SUBDIVISIONS A AND B OF THE NOVATO LAND CO., SURVEYED TO J.F. MASSIE, SURVEYOR", FILED NOVEMBER 18, 1909 IN VOLUME 3 OF MAPS, AT PAGE 36, MARIN COUNTY RECORDS; DISTANCE THEREON SOUTH 29 DEGREES 15'00" WEST 538.500 FEET, FROM THE MOST EASTERLY CORNER OF SAID LOT 59; RUNNING THENCE NORTH 24 DEGREES 17'00" WEST 75.046; THENCE NORTH 51 DEGREES 42'00" WEST 71.970 FEET; THENCE NORTH 66 DEGREES 42'24" WEST 171.481 FEET TO A POINT ON THE NORTHWESTERLY LINE OF LOT 59; THENCE NORTH 60 DEGREES 45'00" WEST 99.000 FEET; THENCE NORTH 29 DEGREES 15'00" EAST
19.250 FEET; THENCE NORTH 60 DEGREES 45'00" WEST 99.000 FEET; THENCE SOUTH 29 DEGREES 15'00" WEST 200.000 FEET; THENCE SOUTH 60 DEGREES 45'00" EAST 130.000 FEET; THENCE SOUTH 29 DEGREES 15'00" WEST 260.000 FEET; THENCE SOUTH 60 DEGREES 45'00" EAST 252.000 FEET; THENCE NORTH 29 DEGREES 15'00" EAST 60.000 FEET; THENCE SOUTH 60 DEGREES 45'00" EAST 117.977 FEET TO A POINT LYING 30.000 FEET NORTHWESTERLY OF THE CENTERLINE OF TAMALPAIS AVENUE; THENCE NORTH 29 DEGREES 15'00" EAST, PARALLEL TO SAID CENTERLINE OF TAMALPAIS AVENUE, 342.672 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM THAT CERTAIN PARCEL OF LAND AS DESCRIBED IN THE DEED FROM TAMALPAIS CREEK, A LIMITED PARTNERSHIP, TO THE CITY OF NOVATO, A MUNICIPAL CORPORATION, RECORDED OCTOBER 26, 1979 IN BOOK 3633 OF OFFICIAL RECORDS, AT PAGE 196, MARIN COUNTY RECORDS.


VILLA BONITA PARCEL:

THAT CERTAIN REAL PROPERTY SITUATED IN THE COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

LOT 1 OF SANDAN, IN THE COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 8290, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, APRIL 1, 1976.

                                   EXHIBIT D

                          FORM OF CLOSING CERTIFICATE



           THIS CLOSING CERTIFICATE is made as of the ____ day of ___________, 1995, by AMERICAN RETIREMENT VILLAS PROPERTIES, a California limited partnership ("SELLER"), to NATIONWIDE HEALTH PROPERTIES, INC., a Maryland corporation ("BUYER").


                                R E C I T A L S


           A. Seller and Buyer are parties to that certain Purchase and Sale Agreement (the "AGREEMENT"), dated as of June 28, 1995, pursuant to which and subject to the terms and conditions therein set forth, Seller agrees to sell to Buyer certain Property as defined therein.

           B. Section 3.3 of the Agreement requires the delivery of this Closing Certificate.

           NOW THEREFORE, pursuant to Section 3.3, of the Agreement, Seller does hereby represent and warrant to Buyer that each and all of the representations and warranties of Seller contained in the Agreement are true and correct as of the date hereof as if made on and as of the date hereof.

           IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the day and year first above written.

                                 "SELLER"

                                 AMERICAN RETIREMENT VILLAS PROPERTIES,
                                 a California limited partnership

                                 BY:    ARV ASSISTED LIVING, INC.,
                                        a California corporation,
                                        Managing Partner



                                        By:  _____________________________

                                             Its:  _______________________

                                   EXHIBIT E

                                  FORM OF DEED

RECORDING REQUESTED BY AND
WHEN RECORDED RETURN TO:

Sherry & Holthouse
18301 Von Karman Avenue
Suite 420
Irvine, California  92715
Attn: Kevin L. Sherry, Esq.

Mail Tax Statements To:

Nationwide Health Properties, Inc.
4675 MacArthur Court
Suite 1170
Newport Beach, California  92660


                                   GRANT DEED


The undersigned grantor(s) declare(s):

Documentary Transfer Tax is $_______________
( X)   Computed on full value of property conveyed, or
(  )   Computed on full value less value of liens and encumbrances remaining at time of sale.
(  )   Unincorporated area:  ( X) City of ____________; and

FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, AMERICAN RETIREMENT VILLAS PROPERTIES, a California limited partnership, hereby GRANTS to NATIONWIDE HEALTH PROPERTIES, INC., a Maryland corporation, the following described real property in the County of ____________, State of California:

           The real property described on Exhibit A attached hereto and made a part hereof, together with all improvements and fixtures located thereon or attached thereto.

This conveyance is made and accepted expressly subject to the matters more particularly described on Exhibit B attached hereto and made a part hereof.

IN WITNESS WHEREOF, Grantor has executed this instrument as of ___________, 1995.


                                 AMERICAN RETIREMENT VILLAS PROPERTIES,
                                 a California limited partnership

                                 BY:    ARV ASSISTED LIVING, INC.,
                                        a California corporation,
                                        Managing Partner



                                        By:  _____________________________

                                             Its:  _______________________

                            SCHEDULE 1 TO EXHIBIT E

                                   EXHIBIT A
                               LEGAL DESCRIPTION

                            SCHEDULE 2 TO EXHIBIT E

                                   EXHIBIT B
                              PERMITTED EXCEPTIONS

                                   EXHIBIT F

                               PATIENT AGREEMENTS


The schedule of Patient Agreements is to be provided by Seller and approved by Buyer in its reasonable discretion prior to the Closing Date.

                                  EXHIBIT G-1

                               PERSONAL PROPERTY


The schedule of Personal Property is to be provided by Seller and approved by Buyer in its reasonable discretion prior to the Closing Date.

                                  EXHIBIT G-2

                           EXCLUDED PERSONAL PROPERTY


The schedule of Excluded Personal Property, if any, is to be provided by Seller and approved by Buyer in its reasonable discretion prior to the Closing Date.

                                   EXHIBIT H

                        FORM OF CLOSING PROCEDURE LETTER


                                      ____
                                    1 9 9 5


[Title Company]
________________________________
Attention:  ____________________

           Re: Purchase and Sale Agreement dated June 28, 1995, (the "PURCHASE AGREEMENT") by and between American Retirement Villas Properties, a California limited partnership ("SELLER") and Nationwide Health Properties, Inc., a Maryland corporation ("BUYER"); Your Escrow No:

Ladies and Gentlemen:

           Please refer to the Purchase Agreement, a copy of which is being delivered to you with this letter. Except as otherwise defined herein, all initially-capitalized terms used herein shall have the same meaning given such terms in the Purchase Agreement. To summarize the transaction, Buyer is purchasing the property described in the Purchase Agreement from Seller and concurrently leasing the property to ARV Assisted Living, Inc., a California corporation ("ARV").

           This letter shall constitute your instructions with respect to the "Funds" and "Documents" described herein.

A.  DELIVERY OF FUNDS.

           On or before ____________, 1995, (the "CLOSING DATE"), Buyer shall wire-transfer to you Twenty-Two Million Seven Hundred Thousand Dollars ($22,700,000) (the "FUNDS").

B.  DELIVERY OF DOCUMENTS.

           1. DELIVERY OF RECORDATION DOCUMENTS. On or before the Closing Date, the following documents shall have been delivered to you for recordation (the "RECORDATION DOCUMENTS"):

               (a) Seller shall deliver to you one original of each of the following documents, fully executed and acknowledged by Seller:

                    (i)  A Deed for each of the four (4) Parcels (the "DEEDS");
               and

                   (ii) An Assignment of Lessor's Interest in Leases with respect to each of the four (4) Parcels ("LEASE ASSIGNMENTS").

               (b) ARV shall deliver to you one original of each of the following documents, fully executed and acknowledged by ARV:

                    (i)  An Assignment of Rents with respect to each of the four
               (4) Parcels (the "ASSIGNMENT OF RENTS");

                   (ii) A Fixture Filing with respect to each of the four (4) Parcels (the "FIXTURE FILINGS"); and

                  (iii)  A Memorandum of Lease with respect to each of the four
               (4) Parcels.

               (c) Buyer shall deliver to you one original of each of the following documents, fully executed and acknowledged by Buyer:

                    (i)  A Memorandum of Lease with respect to each of the four
               (4) Parcels.

           2. DELIVERY AND APPROVAL OF CLOSING STATEMENT. On or before the Closing Date, you shall prepare and Seller, ARV and Buyer shall approve and execute a closing statement showing the source and application of funds received by you and the costs and expenses incurred in connection herewith (the "CLOSING STATEMENT").

           3. DEFINITION OF DOCUMENTS. As used herein, "DOCUMENTS" shall mean, collectively, the Recordation Documents and the Closing Statement.

    C.  CONDITIONS TO CLOSING.

    The Funds shall not be disbursed and the Documents shall not be recorded or delivered to any person or entity until each of the following conditions is satisfied:

    1. You have received the Funds and are unconditionally and irrevocably prepared to wire the same in accordance with Paragraph D hereof.

    2. You have received the Documents and are unconditionally and irrevocably prepared to record the Recordation Documents in accordance with Paragraph D hereof.

    3. You are unconditionally and irrevocably committed to issue the Owner's Title Policy naming Buyer as insured (the "OWNER'S POLICY") and the Leasehold Title Policy naming ARV as insured (the "LEASEHOLD POLICY"), subject only to those exceptions (the "PERMITTED EXCEPTIONS") which appear on the proforma title policy attached hereto as Exhibit A.

    4. You have received from ARV, by wire transfer for the account of Seller, the amount of $__________ (representing a proration of the rent due under the Lease for the period commencing on the Closing Date and ending on October 31, 1995) (the "RENT PAYMENT");

    5. You have received from ARV, by wire transfer for the account of Seller, the amount of $_________, representing the security deposit as required by the Lease (the "DEPOSIT");

    6. You have received a fully-executed copy of the Written Authorization to Close in the form attached hereto as Exhibit B.

    7. You have received all the necessary information for filing the form then required to be filed pursuant to Section 6045 of the Internal Revenue Code (the "INFORMATION RETURN") with respect to the transactions contemplated by the Purchase Agreement and you are unconditionally and irrevocably prepared to file the same. Buyer and Seller hereby agree, as between themselves, to cooperate in providing any information within their possession or control that is necessary for filing. The purchase and sale of the Property is the sale of "reportable real estate" within the meaning of U.S.
        Treasury Regulations Section 1.605-4 (the "REGULATIONS").

        YOU ARE THE "REAL ESTATE REPORTING PERSON" WITHIN THE MEANING OF THE REGULATIONS AND SHALL MAKE ALL REPORTS TO THE FEDERAL GOVERNMENT AS REQUIRED BY THE REGULATIONS.

    D. CLOSING. If the conditions specified in Paragraph C above are satisfied on or before the Closing Date, then you shall immediately deliver to Buyer and Seller a written confirmation of such satisfaction in the form of Exhibit C hereto (which confirmation shall evidence your agreement to immediately take or cause to be taken the actions hereinafter specified), and thereafter you shall immediately:

    1. Record the Recordation Documents in the following order in the respective Counties in which the Parcels are located:

             (A)     The Lease Assignments;

             (B)     The Deeds;

             (C)     The Memorandum of Lease;

             (D)     The Assignment of Rents; and

             (E)     The Fixture Filings.

    2. Wire the respective amounts due to third parties (e.g., lien holders) under the Closing Statement in accordance with the respective instructions (the "THIRD PARTY INSTRUCTIONS") from such third parties.

    3. Wire the amount due Seller under the Closing Statement in accordance with the wiring instructions delivered to you by Seller (the "SELLER WIRING INSTRUCTIONS").

    4. Wire the Rent Payment, the Deposit and any amounts due Buyer under the Closing Statement in accordance with the following wiring instructions (the "BUYER WIRING INSTRUCTIONS"):

                  Wells Fargo Bank
                  420 Montgomery Street
                  San Francisco, California
                  ABA No. 121000248
                  for the benefit of
                  Nationwide Health Properties, Inc.
                  Account No. 4692089329
                  Upon receipt, notify Mark Desmond by telephone at
                  (714) 251-1211

    5. Issue the Owner's Title Policy and deliver the same to Sherry & Holthouse, at the address specified in Paragraph E hereof, within 20 working days.

    6. Issue the Leasehold Title Policy and deliver the same to ARV, at the address specified in Paragraph E hereof, within 20 working days.

    7. File the Informational Return and all other filings and reports required pursuant to the Regulations and deliver copies of the same to counsel for Buyer and Seller (at the respective addresses set forth below) within 3 working days.

    E. DELIVERY OF DOCUMENTS. As soon as they are available, please deliver the Documents as follows:

    1. To Sherry & Holthouse, 18301 Von Karman Avenue, Suite 420, Irvine, California 92715, Attention: Kevin L. Sherry, Esq., the following:

                  (a)  A conformed copy of each of the Recordation Documents;
             and

                  (b) The originals of the Documents other than the Recordation Documents.

    2. To Seller and ARV Assisted Living, Inc., 245 Fischer Avenue, D-1, Costa Mesa, California, Attention: Sheila M. Muldoon, Esq. the following:

                  (a)  A conformed copy of each of the Recordation Documents;
             and

                  (b) A copy of the Documents other than the Recordation Documents.

    F. CLOSING COSTS. All closing costs incurred in carrying out your duties under this letter are to be billed in accordance with Section 4.1 of the Purchase Agreement.

    G.  INVESTMENT OF FUNDS.

        1. BUYER'S FUNDS. As soon as you receive any portion of the Funds, you shall notify Buyer of such fact. If Buyer gives you written instructions to do so, you shall invest the Funds in treasury bills (or such other short-term investment as may be authorized by Buyer) for the benefit of Buyer. The interest accrued on the Funds shall be delivered to Buyer, in accordance with the Buyer Wiring Instructions, upon the closing (or, if sooner, from time to time upon the oral or written request of Buyer).

    H. CANCELLATION OF INSTRUCTIONS. Notwithstanding anything to the contrary herein, if the conditions specified in Paragraph C hereof are not satisfied on or before the Closing Date, then, if you receive written instructions to cancel this transaction from any one of the undersigned parties hereto, the instructions set forth in Paragraphs A through E above shall be deemed cancelled, you shall immediately return the Funds (and any interest thereon) to Buyer in accordance with the Buyer Wiring Instructions and you shall destroy the Documents on the next business day thereafter.

    I. LIMITATION OF LIABILITY. You are acting solely as closing agent, and you shall be liable solely for your failure to comply with the terms of this letter. The foregoing will not limit your liability as title insurer under the terms of the Owner's Title Policy and the Leasehold Title Policy (such liability being in accordance with the terms of such policies).

    J. EXECUTION BY COUNTERPARTS. This letter of instructions may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute one and the same letter of instructions.

    K. INTERPLEADER. Buyer, Seller and ARV expressly agree that if they give you contradictory instructions, you shall have the right, at your election, to file an action in interpleader requiring the Buyer, Seller and ARV to answer and litigate their several claims and rights between themselves and you are authorized to deposit with the clerk of the court all documents and funds held by you. In the event such action is filed, Buyer, Seller and ARV agree to pay your cancellation charges and costs, expenses and reasonable attorneys' fees which you are required to expend or incur in the interpleader action, the amount thereof to be fixed and judgment therefor to be rendered by the court. Upon the filing of such an action, you shall be fully released and discharged from all obligations to perform further any duties or obligations imposed hereunder.

                          Very truly yours,

                          "BUYER"

                          NATIONWIDE HEALTH PROPERTIES, INC.,
                          a Maryland corporation


                          By: _____________________________________

                              Its:  _______________________________


                          "SELLER"

                          AMERICAN RETIREMENT VILLAS PROPERTIES,
                          a California limited partnership

                          BY:    ARV ASSISTED LIVING, INC.,
                                 a California corporation,
                                 Managing Partner


                                 By:  _____________________________

                                      Its:  _______________________


                          "ARV"

                          ARV ASSISTED LIVING, INC.,
                          a California corporation,


                          By:  ____________________________________

                               Its:  ______________________________




ACCEPTED AND AGREED TO
as of the date first
above written:

[TITLE COMPANY]


By:  ___________________________

     Its: ______________________

                            SCHEDULE 1 TO EXHIBIT H

                                   EXHIBIT A
                             PRO-FORMA TITLE POLICY

                            SCHEDULE 2 TO EXHIBIT H

                                   EXHIBIT B
                         CONFIRMATION BY TITLE COMPANY

                                _________, 1995


Nationwide Health Properties, Inc.
c/o Sherry & Holthouse
18301 Von Karman Avenue
Suite 420
Irvine, California 92715
Attention: Kevin L. Sherry, Esq.

American Retirement Villas Properties
c/o ARV Assisted Living, Inc.
245 Fischer Avenue, Bldg. D-1
Costa Mesa, California 92626
Attention: Sheila M. Muldoon, Esq.

ARV Assisted Living, Inc.
245 Fischer Avenue, Bldg. D-1
Costa Mesa, California 92626
Attention: Sheila M. Muldoon, Esq.

           Re: Purchase and Sale Agreement dated June 28, 1995, (the "PURCHASE AGREEMENT") by and between American Retirement Villas Properties, a California limited partnership ("SELLER") and Nationwide Health Properties, Inc., a Maryland corporation ("BUYER"); Our Escrow No:

Ladies and Gentlemen:

           Please refer to that certain letter (the "LETTER OF INSTRUCTIONS") captioned "CLOSING PROCEDURE LETTER", dated as of ___________, 1995, from Seller and Buyer to the undersigned.

           Pursuant to Paragraph D of the Letter of Instructions, we hereby confirm that each of the conditions to disbursement and recordation set forth in Paragraph C of the Letter of Instructions has been satisfied.

                          Very truly yours,

                          [TITLE COMPANY]


                          By:  _______________________________

                               Its:  _________________________

                                   EXHIBIT I

                     FORM OF WRITTEN AUTHORIZATION TO CLOSE

                                      ____
                                    1 9 9 5

[Title Company]
________________________________
________________________________
Attention:  ____________________

           Re: Purchase and Sale Agreement dated June 28, 1995, (the "PURCHASE AGREEMENT") by and between American Retirement Villas Properties, a California limited partnership ("SELLER") and Nationwide Health Properties, Inc., a Maryland corporation ("BUYER"); Your Escrow No:

Ladies and Gentlemen:

           You are hereby authorized to comply with the instructions delivered to you in our Closing Procedure Letter dated __________, 1995.

           Please confirm your receipt hereof and compliance with the aforementioned instructions by contacting, via telephone, Kevin L. Sherry, Esq., at (714) 622-1852 and Sheila M. Muldoon, Esq., at (714) 751-7400.

                                 "BUYER"

                                 NATIONWIDE HEALTH PROPERTIES, INC.,
                                 a Maryland corporation


                                 By:    __________________________________

                                        Its:   ___________________________

                                 "SELLER"

                                 AMERICAN RETIREMENT VILLAS PROPERTIES,
                                 a California limited partnership

                                 BY:    ARV ASSISTED LIVING, INC.,
                                        a California corporation,
                                        Managing Partner


                                        By:  _____________________________

                                             Its:  _______________________


                                 "ARV"

                                 ARV ASSISTED LIVING, INC.,
                                 a California corporation,


                                 By:  ____________________________________

                                   APPENDIX B

                            FORM OF FAIRNESS OPINION


American Retirement Villas Properties
245 Fischer Avenue, D-1
Costa Mesa, California 92626

Gentlemen:

         You have advised us that the general partners (the "General Partners") of American Retirement Villas Properties, a California limited partnership (the "Partnership") are contemplating a transaction in which the real estate owned by the Partnership -- four assisted living retirement housing properties (the "Properties") -- will be sold to Nationwide Health Properties, Inc. (the "Purchaser") subject to, among other matters, the requisite approval of the limited partners of the Partnership (the "Proposed Sale"). You have further advised us that in connection with the Proposed Sale the Properties will be sold to the Purchaser for $22,700,000 in cash (the "Consideration"), and that the Properties will simultaneously be leased back to ARV Assisted Living, Inc., the Managing Partner (the "Leaseback").

         You have requested that Robert A. Stanger & Co., Inc. ("Stanger") provide to the Partnership an opinion as to whether the Consideration to be received by the Partnership in connection with the Proposed Sale is fair to the limited partners from a financial point of view.

         In the course of our analysis for rendering this opinion, we have, among other things:

- Reviewed the historical operating statements for each of the Properties for the years ended December 31, 1992, 1993, and 1994, and the six months ended June 30, 1995;

-        Reviewed the 1995 operating budget for each of the Properties;

- Reviewed descriptive information concerning each Property, including location, number of units, amenities and services, age, and land acreage;

- Reviewed data concerning conditions in the market of each Property and surveys prepared by management of each Property of competitive facilities in the market area of the subject;

- Discussed with management of the Partnership and the Properties the historical operating statements, future prospects, operating projections, and current valuation estimates and appraisals, and factors influencing values for each Property;

- Performed site inspections of each of the Properties, and observed certain competitive properties in the market area of each Property;

- Discussed with management industry trends and outlook, conditions in the local markets and market conditions for sales and acquisitions of properties of the type owned by the Partnership, and the historical financial statements and budgeted and projected operations of the Properties and the Partnership;

- Reviewed Appraisals of the Properties provided by an independent appraisal firm, Senior Living Valuation Services, Inc. (the "Appraiser"), and discussed with the Appraiser the firm's experience and qualifications, the appraisal methodologies employed, research conducted, assumptions and limitations of the appraisals, and appraisal results;

- Reviewed recent surveys of buyer's acquisition criteria for income-producing properties similar to the Properties and data on sales transactions involving similar properties;

- Reviewed summaries prepared by management relating to the terms of the Proposed Sale and Leaseback of the Properties;

- Reviewed the annual reports of the Partnership on Form 10-K for the years ending December 31, 1992, 1993 and 1994 and the quarterly report of the Partnership on Form 10-Q for the quarter ended June 30, 1995; and

- Conducted such other studies, analyses, inquiries and investigations as we deemed appropriate.

         In rendering this opinion, we have relied upon and assumed, without independent verification, the accuracy and completeness of all financial information and data, and all other reports and information that were provided or otherwise communicated to us by the Partnership, the General Partners or management of the Properties. We have not performed an independent appraisal of the Properties or other assets and liabilities of the Partnership and have relied upon and assumed the accuracy and completeness of the appraisal. We have also relied upon the assurances of the Partnership, the General Partners and management of the Properties that any financial statements, budget projections, or value estimates contained in the Consent Solicitation Statement or otherwise provided or communicated to us were reasonably prepared on bases consistent with actual historical experience and reflecting the best currently available estimates and good faith judgments; that no material changes have occurred in the appraised values of the Properties or the information reviewed between the date of the Appraisals or the date the other information was provided and the date of this letter; that the Partnership, the General Partners and/or their affiliates, and the management of the Properties are not aware of any information or facts that would cause the information supplied to us to be incomplete or misleading in any material respect; and that the Proposed Sale does not violate the terms of the Partnership Agreement or any applicable federal or state law.

         We have not been requested to, and therefore did not: (i) select the method of determining the Consideration offered to the Partnership; (ii) make any recommendation to the Partnership or its partners with respect to whether to approve or reject the Proposed Sale; (iii) express any opinion as to (a) the tax consequences of the Proposed Sale to the limited partners, (b) the terms of the Partnership Agreement or any agreements or contracts between the Partnership, the General Partners and/or their affiliates, or the terms of the Leaseback of the Properties, (c) any adjustments made to arrive at the net amounts distributable to the partners, including, but not limited to, balance sheet adjustments, and other expenses and fees associated with the Proposed Sale, (d) the General Partners' business decision to effect the Proposed Sale, including, but not limited to, the decision not to solicit bids for the Properties, or (e) alternatives to the Proposed Sale. Further, we are not expressing any opinion as to the fairness of any terms of the Proposed Sale other than the Consideration to be paid to the Partnership. Our opinion is based on business, economic, real estate market, and other conditions as of the date of our analysis and addresses the Proposed Sale of the Property as currently improved in the context of information available as of the date of our analysis. Events occurring after that date could affect the Properties or the assumptions used in preparing the opinion.

         Based upon and subject to the foregoing, it is our opinion that as of the date of this letter the Consideration to be received by the Partnership in connection with the Proposed Sale of the Partnership's portfolio of Properties is fair to the limited partners of the Partnership from a financial point of view.

Yours truly,

/s/ ROBERT A. STANGER & CO., INC.
---------------------------------
Robert A. Stanger & Co., Inc.
Shrewsbury, New Jersey
August 29, 1995

                                   APPENDIX C

                          PROPERTY APPRAISAL SUMMARIES

                       FORM OF PROPERTY APPRAISAL SUMMARY




June 21, 1995



American Retirement Villa Properties I., L.P.
c/o ARV Housing Group
245 Fischer Avenue, Suite D-1
Costa Mesa, CA 92626

Attention:  Mr. Graham Espley-Jones

Re:  Rancho Park Villa
     1500 West Cypress Street
     San Dimas, California
     SLVS File No. 95-06-37

Gentlemen:

In accordance with your request, we have conducted the required investigation, gathered the necessary data, and made certain analyses that have enabled us to form an opinion of the market value of the above captioned property. This report has been prepared to be in compliance with the requirements of the Uniform Standards of Professional Appraisal Practice.

The value stated herein is based on our understanding of the site and improvement descriptions as represented to us by the client and/or the client's representatives and professional consultants as well as other available sources. We direct your attention to the "Introduction," "Site Description," and "Description of Improvements" sections of this appraisal report. It is your responsibility to read the report and inform the appraiser of any errors or omissions you are aware of prior to utilizing the report or making it available to any third party.

Based on an inspection of the property and the investigation and analysis undertaken, we have formed the opinion, subject to the assumptions and limiting conditions set forth in this report, that as of June 9, 1995, the fee simple total going concern interest of the subject, as is, has a market value of:

         FIVE MILLION TWO HUNDRED FIFTY THOUSAND ($5,250,000) DOLLARS

Mr. Graham Espley-Jones
June 21, 1995
Page 2



This total going concern value estimate can be allocated to the following components:

                                                      Market Value
                                                        As is -
                                                        6/9/95
                                                      ------------
           Real Estate Value                           $4,300,000
           Furniture, Fixtures & Equipment                200,000
           Business Value                                 750,000
                                                       ----------

           Total Going Concern Value                   $5,250,000
                                                       ==========


The narrative appraisal report that follows sets forth the identification of the property and limiting conditions, pertinent facts about the area and the subject property, comparable data, results of our investigation and analyses and the reasoning leading to the conclusions set forth. Should you desire a quick reference to the most important information, I direct your attention to the "Introduction, " "Executive Summary" and the Reconciliation and Conclusion" sections of this report.

Respectfully submitted,

SENIOR LIVING VALUATION SERVICES, INC.

/s/

Michael G. Boehm, MAI
President

                       FORM OF PROPERTY APPRAISAL SUMMARY




July 3, 1995



American Retirement Villa Properties I., L.P.
c/o ARV Housing Group
245 Fischer Avenue, Suite D-1
Costa Mesa, CA 92626

Attention:  Mr. Graham Espley-Jones

Re:  Villa Bonita
     3434 Bonita Road
     Chula Vista, California
     SLVS File No. 95-06-38

Gentlemen:

In accordance with your request, we have conducted the required investigation, gathered the necessary data, and made certain analyses that have enabled us to form an opinion of the market value of the above captioned property. This report has been prepared to be in compliance with the requirements of the Uniform Standards of Professional Appraisal Practice.

The value stated herein is based on our understanding of the site and improvement descriptions as represented to us by the client and/or the client's representatives and professional consultants as well as other available sources. We direct your attention to the "Introduction," "Site Description," and "Description of Improvements" sections of this appraisal report. It is your responsibility to read the report and inform the appraiser of any errors or omissions you are aware of prior to utilizing the report or making it available to any third party.

Based on an inspection of the property and the investigation and analysis undertaken, we have formed the opinion, subject to the assumptions and limiting conditions set forth in this report, that as of June 9, 1995, the fee simple total going concern interest of the subject, as is, has a market value of:

         SEVEN MILLION TWO HUNDRED THOUSAND ($7,200,000) DOLLARS

Mr. Graham Espley-Jones
July 3, 1995
Page 2



This total going concern value estimate can be allocated to the following components:

                                                  Market Value
                                                     As is -
                                                     6/9/95
                                                  ------------
          Real Estate Value                        $6,162,500
          Furniture, Fixtures & Equipment             162,500
          Business Value                              875,000
                                                   ----------

          Total Going Concern Value                $7,200,000
                                                   ==========


The narrative appraisal report that follows sets forth the identification of the property and limiting conditions, pertinent facts about the area and the subject property, comparable data, results of our investigation and analyses and the reasoning leading to the conclusions set forth. Should you desire a quick reference to the most important information, I direct your attention to the "Introduction, " "Executive Summary" and the Reconciliation and Conclusion" sections of this report.

Respectfully submitted,

SENIOR LIVING VALUATION SERVICES, INC.

/s/

Michael G. Boehm, MAI
President

                       FORM OF PROPERTY APPRAISAL SUMMARY




July 3, 1995



American Retirement Villa Properties I., L.P.
c/o ARV Housing Group
245 Fischer Avenue, Suite D-1
Costa Mesa, CA 92626

Attention:  Mr. Graham Espley-Jones

Re:  Tamalpais Creek
     853 Tamalpais Avenue
     Novato, California
     SLVS File No. 95-06-35

Gentlemen:

In accordance with your request, we have conducted the required investigation, gathered the necessary data, and made certain analyses that have enabled us to form an opinion of the market value of the above captioned property. This report has been prepared to be in compliance with the requirements of the Uniform Standards of Professional Appraisal Practice.

The value stated herein is based on our understanding of the site and improvement descriptions as represented to us by the client and/or the client's representatives and professional consultants as well as other available sources. We direct your attention to the "Introduction," "Site Description," and "Description of Improvements" sections of this appraisal report. It is your responsibility to read the report and inform the appraiser of any errors or omissions you are aware of prior to utilizing the report or making it available to any third party.

Based on an inspection of the property and the investigation and analysis undertaken, we have formed the opinion, subject to the assumptions and limiting conditions set forth in this report, that as of June 13, 1995, the fee simple total going concern interest of the subject, as is, has a market value of:

         SIX MILLION ONE HUNDRED TWENTY FIVE THOUSAND ($6,125,000) DOLLARS

Mr. Graham Espley-Jones
July 3, 1995
Page 2



This total going concern value estimate can be allocated to the following components:

                                                  Market Value
                                                    As is -
                                                    6/13/95
                                                  ------------
          Real Estate Value                        $5,050,000
          Furniture, Fixtures & Equipment             150,000
          Business Value                              925,000
                                                   ----------

          Total Going Concern Value                $6,125,000
                                                   ==========


The narrative appraisal report that follows sets forth the identification of the property and limiting conditions, pertinent facts about the area and the subject property, comparable data, results of our investigation and analyses and the reasoning leading to the conclusions set forth. Should you desire a quick reference to the most important information, I direct your attention to the "Introduction, " "Executive Summary" and the Reconciliation and Conclusion" sections of this report.

Respectfully submitted,

SENIOR LIVING VALUATION SERVICES, INC.

/s/

Michael G. Boehm, MAI
President

                       FORM OF PROPERTY APPRAISAL SUMMARY


July 3, 1995


American Retirement Villa Properties I., L.P.
c/o ARV Housing Group
245 Fischer Avenue, Suite D-1
Costa Mesa, CA 92626

Attention:  Mr. Graham Espley-Jones

Re:  Maria Del Sol
     1405 E. Main Street
     Santa Maria, California
     SLVS File No. 95-06-36

Gentlemen:

In accordance with your request, we have conducted the required investigation, gathered the necessary data, and made certain analyses that have enabled us to form an opinion of the market value of the above captioned property. This report has been prepared to be in compliance with the requirements of the Uniform Standards of Professional Appraisal Practice.

The value stated herein is based on our understanding of the site and improvement descriptions as represented to us by the client and/or the client's representatives and professional consultants as well as other available sources. We direct your attention to the "Introduction," "Site Description," and "Description of Improvements" sections of this appraisal report. It is your responsibility to read the report and inform the appraiser of any errors or omissions you are aware of prior to utilizing the report or making it available to any third party.

Based on an inspection of the property and the investigation and analysis undertaken, we have formed the opinion, subject to the assumptions and limiting conditions set forth in this report, that as of June 9, 1995, the fee simple total going concern interest of the subject, as is, has a market value of:

         FOUR MILLION ONE HUNDRED TWENTY FIVE THOUSAND ($4,125,000) DOLLARS

Mr. Graham Espley-Jones
July 3, 1995
Page 2



This total going concern value estimate can be allocated to the following components:

                                                     Market Value
                                                       As is -
                                                       6/9/95
                                                     ------------
          Real Estate Value                           $3,435,000
          Furniture, Fixtures & Equipment                140,000
          Business Value                                 550,000
                                                      ----------

          Total Going Concern Value                   $4,125,000
                                                      ==========


The narrative appraisal report that follows sets forth the identification of the property and limiting conditions, pertinent facts about the area and the subject property, comparable data, results of our investigation and analyses and the reasoning leading to the conclusions set forth. Should you desire a quick reference to the most important information, I direct your attention to the "Introduction, " "Executive Summary" and the Reconciliation and Conclusion" sections of this report.

Respectfully submitted,

SENIOR LIVING VALUATION SERVICES, INC.

/s/

Michael G. Boehm, MAI
President

                                   APPENDIX D

                                FORM OF CONSENT

                                (front of card)
CONSENT                                                                  CONSENT

                     AMERICAN RETIREMENT VILLAS PROPERTIES,
                        A CALIFORNIA LIMITED PARTNERSHIP
                              (THE "PARTNERSHIP")

         THIS CONSENT is solicited on behalf of the Partnership by the Managing Partner, ARV Assisted Living, Inc. THIS SOLICITATION OF CONSENTS EXPIRES ON OCTOBER 2, 1995 UNLESS EXTENDED OR TERMINATED EARLIER. YOUR VOTE WILL BE RECORDED IN ACCORDANCE WITH THE INSTRUCTIONS BELOW. IF NO INSTRUCTIONS ARE INDICATED ON THIS CONSENT, BY YOUR SIGNATURE YOU WILL BE DEEMED TO HAVE CONSENTED TO THE PROPOSAL.

         The Proposal is to authorize:

o the sale of the Properties pursuant to the Agreement dated as of June 28, 1995 between the Partnership and Nationwide Health Properties, Inc. and, following such sale, the distribution of the Proceeds of Sale (as defined in the Statement) in accordance with the terms of the Partnership Agreement, and the subsequent termination, dissolution and winding up of the Partnership ("Sale and Liquidation").

         You may vote on the Proposal described below by marking one of the following boxes:
         [ ]  FOR                    [ ]  AGAINST                   [ ]  ABSTAIN

SIGNED BUT UNMARKED CONSENTS WILL BE DEEMED TO APPROVE THE SALE AND LIQUIDATION, AND WILL BE DEEMED, PURSUANT TO THE PARTNERSHIP AGREEMENT, TO HAVE DIRECTED THE MANAGING PARTNER TO VOTE TO APPROVE THE TRANSACTION.

                          (continued on reverse side)
                              (back side of card)
         The undersigned, a Unitholder of the Partnership, acting with respect to all of the Partnership units held by the undersigned, hereby acknowledges receipt of the Consent Solicitation Statement dated August 29, 1995 ("Statement"), including the form of Agreement dated as of June 28, 1995 between the Partnership and Nationwide Health Properties, Inc. and acts and
concerns as follows:                 Dated:                                 1995
                                           -------------------------------,

                                     -------------------------------------------
                                                      Signature

                                     -------------------------------------------
                                             Signature (if held jointly)

                                     -------------------------------------------
                                                      Title
                                     Please sign exactly as name appears hereon.
                                     When interests are held by joint tenants, both should sign. When signing as an attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


PLEASE MARK, SIGN, DATE AND RETURN THIS CONSENT PROMPTLY USING THE ENCLOSED PRE-PAID ENVELOPE OR DELIVER TO : The Herman Group, Inc., 13760 Noel Road, Suite 320, Dallas, Texas 75240. If you have any questions, please call (800) 747-2966. Facsimile copies of the Consent properly completed and duly executed, will be accepted at (214) 991-4422 or (214) 991-4432.

                     AMERICAN RETIREMENT VILLAS PROPERTIES
                        A CALIFORNIA LIMITED PARTNERSHIP


A postage paid envelope has been enclosed with the Consent materials for your convenience. However, in order to insure that Consents are received in time, Unitholders may wish to send the Consent by using an overnight courier delivery or, if the Consent is to be delivered by United States mail, you may wish to use certified or registered mail, return receipt requested.

To be counted, a duly completed and signed Consent (or facsimile thereof) must be received by the Information Agent at the address (or facsimile number) set forth below before 5:00 P.M. Pacific Daylight Time, on Monday, October 2, 1995, unless extended or terminated earlier.




      By Mail:          THE HERMAN GROUP, INC.
                        P.O. Box 803248
                        Dallas, TX 75380-9949


      By Hand Delivery:       13760 Noel Road, Suite 320
                              Dallas, TX 75240

      By Facsimile:           (214) 991-4422
                                    or
                              (214) 991-4432

      For Information Call:   (800) 747-2966

                              CONSENT SOLICITATION


                     AMERICAN RETIREMENT VILLAS PROPERTIES,
                        a California limited partnership
                              (the "Partnership")

               Solicitation of Consents to Sell the Partnership's
                      Assets and Dissolve the Partnership
                                Pursuant to the
         Consent Solicitation Statement dated August 29, 1995
                     (the "Consent Solicitation Statement")

     THE CONSENT SOLICITATION WILL EXPIRE AT 5:00 P.M. PACIFIC DAYLIGHT TIME ON OCTOBER 2, 1995 (THE "CONSENT DATE") UNLESS EXTENDED OR TERMINATED EARLIER. CONSENTS MAY BE REVOKED AT ANY TIME UP TO THE CONSENT DATE UNDER THE CIRCUMSTANCES DESCRIBED IN THE CONSENT SOLICITATION STATEMENT.

                                                                 AUGUST 29, 1995

To Brokers and Dealers:

            ARV Assisted Living, Inc. (formerly ARV Housing Group, Inc.) (the "Managing Partner") is soliciting (the "Consent Solicitation") consents (the "Consents") from the Unitholders (as defined in the Consent Solicitation Statement) with respect to the proposed sale of the Maria del Sol, Rancho Park Villa, Tamalpais Creek and Villa Bonita congregate care facilities and the real property upon which they are located (collectively, the "Properties") to Nationwide Health Properties and the subsequent dissolution of the Partnership.

            The sale of the Properties and subsequent dissolution of the Partnership is conditioned upon, among other things, approval by Unitholders who own more than 50% of the Partnership Interests (as defined in the Consent Solicitation Statement).

            The Partnership and the Managing Partner will not pay any fees or commissions to any broker, dealer or other person other than The Herman Group, Inc. for soliciting Consents pursuant to the Consent Solicitation.

            Enclosed are copies of the following documents:

            1.    Consent Solicitation Statement;

            2.    A form of Consent;

            3. A cover letter from John A. Booty, President of the Managing Partner; and

            4.    A list of your clients.


            With the exception of item 4, all of the documents have been mailed to your clients.

            The term "Consent Date" shall mean 5:00 p.m. Pacific Daylight Time on October 2, 1995, unless the Consent Solicitation is extended or terminated earlier, in which case the term "Consent Date" shall mean the date and time to which the Consent Solicitation is extended or terminated.

            In order to participate in the Consent Solicitation, a duly executed and properly completed Consent and any other required documents must be delivered to the Information Agent, all in accordance with the instructions set forth in the Consent and the Consent Solicitation Statement.

            Any inquiries you have with respect to the Consent Solicitation or requests for additional copies of the documents listed above should be directed to the Information Agent at the telephone number set forth below.

                                                      Very truly yours,


                                                      ARV Assisted Living, Inc.

      NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY OTHER PERSON AS AN AGENT OF THE MANAGING PARTNER, THE PARTNERSHIP OR THEIR AFFILIATES, OR AUTHORIZE YOU OR ANY OTHER PERSON TO MAKE ANY STATEMENTS OR REPRESENTATIONS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE CONSENT SOLICITATION, EXCEPT FOR STATEMENTS EXPRESSLY MADE IN THE CONSENT SOLICITATION STATEMENT OR THE CONSENT.

                               Information Agent:

                               The Herman Group
                                 1-800-747-2966

                                August 29, 1995

Dear Holders of Units Representing Partnership Interests of American Retirement Villas Properties:

      ARV Assisted Living, Inc. (formerly ARV Housing Group, Inc.) (the "Managing Partner") is soliciting the consents (the "Consents") of the holders of Units representing partnership interests of American Retirement Villas Properties (the "Unitholders"), as more fully described in the accompanying Consent Solicitation Statement dated August 29, 1995 (the "Consent Solicitation Statement"), with respect to the proposed sale of the Maria del Sol, Rancho Park Villa, Tamalpais Creek and Villa Bonita congregate care/assisted living facilities and the real property upon which they are located (collectively, the "Properties") to Nationwide Health Properties ("Purchaser"), a Maryland corporation, and the subsequent dissolution of the Partnership.

       The sale of the Properties is subject to, among other things, the approval of the Unitholders of record as of August 28, 1995 (the "Notice Date"). If the sale of the Properties is approved by Unitholders who own more than 50% of the Units of the Partnership, Purchaser will, subject to the terms and conditions set forth in the Agreement (the form of which is attached as Appendix
A), pay $22,700,000 (the "Purchase Price") for the Properties, and the proceeds from the sale of the Properties (the "Proceeds of Sale") will be disbursed in accordance with the terms of the Partnership's Limited Partnership Agreement (the "Partnership Agreement"). Following the sale of the Properties (the "Transaction"), which constitutes substantially all of the Partnership's assets, the remaining assets of the Partnership (if any) will be sold and the proceeds (if any) will be distributed in accordance with the provisions of the Partnership Agreement and the Partnership will be dissolved.

      The Purchase Price is equal to the appraised fair market value of the Properties. See "Analysis of the Transaction." The Properties will be leased back by the Managing Partner concurrently with the close of the sale. See "Summary of the Purchase Agreement" and "Conflicts of Interest."

      Total liquidation proceeds available for distribution to Unitholders (including the Proceeds of Sale described below) will approximate $21,431,940 (approximately $714 per Unit). As explained more fully in "Distribution of the Proceeds of Sale," the liquidation proceeds are inclusive of the distribution of Proceeds of Sale equal to approximately $20,920,660 (approximately $697 per Unit).

      The Managing Partner believes that the Transaction is fair and offers the Unitholders an opportunity to realize immediate liquidity and return on their investment. See "Analysis of Transaction" and "Conflicts of Interest." In addition, Robert A. Stanger & Co., Inc. ("Stanger") has delivered its opinion to the Partnership that the consideration to be paid to the Partnership for the portfolio of Properties is fair, from a financial point of view. See "Fairness Opinion." A copy of Stanger's Fairness Opinion is attached as Appendix B.

      The Managing Partner has certain conflicts of interest in connection with the Transaction. See "Conflicts of Interest." The Managing Partner believes the most significant of these conflicts is that the Managing Partner will continue to have an interest in the Properties if the Transaction is approved and completed. Concurrent with the sale of the Properties to Purchaser, Purchaser will lease the Properties to the Managing Partner or one of its wholly-owned subsidiaries. The Managing Partner will thus succeed the Partnership as the operator of the Properties, will receive all of the revenue from operating the Properties and will pay rent to Purchaser. Therefore, although the Managing Partner believes that the terms of the Transaction are fair, the Managing Partner is making no recommendation in connection with this Consent Solicitation Statement.

      Sale of the Properties and dissolution of the Partnership may trigger adverse tax consequences for some Unitholders. See "Certain Federal Income Tax Considerations." In addition, Unitholders will no longer receive quarterly distributions and may be losing an opportunity to benefit from possible future improvement in the fair market value of the Properties. See "Management's Discussion and Analysis of Financial Condition and Results of Operations."

      In the event the Transaction and dissolution of the Partnership are not approved by the Unitholders, the Partnership will continue to own and operate the Properties. As opportunities arise, the General Partners may pursue strategies to increase the Partnership's or the Unitholders' liquidity, including refinancing existing indebtedness, borrowing additional funds secured by some or all of the Properties, or soliciting offers for the sale of one, some or all of the Properties. By continuing to own and operate the Properties, the Partnership will continue to earn income and make distributions to the Unitholders. The Partnership would also benefit from any increase in the value of the Properties over time. See "Analysis of the Transaction."

      This Consent Solicitation is made by the Managing Partner on behalf of the Partnership and seeks your approval of the Transaction and the subsequent dissolution and winding up of the Partnership. The cost of this Consent Solicitation is being borne by the Partnership. See "Distribution of the Proceeds of Sale." Any inquiries you have with respect to the Consent Solicitation should be directed to the Information Agent at the address or telephone number set forth below and in the Consent Solicitation Statement.

      In order for you to participate in the Consent Solicitation, a duly executed and properly completed Consent and any other required documents must be delivered to the Information Agent in accordance with the instructions set forth in the Consent and the Consent Solicitation Statement no later than the Consent Date. The term "Consent Date" shall mean 5:00 p.m. Pacific Daylight Time on October 2, 1995, unless the Consent Solicitation is extended or terminated earlier, in which case the term "Consent Date" shall mean the date and time to which the Consent Solicitation is extended or terminated. Therefore, please complete, sign and date the enclosed Consent form and return it to the Information Agent as promptly as possible. Thank you in advance for your cooperation.

                                                          Sincerely,



                                                          John A. Booty
                                                          President

                                   APPENDIX A

                                FORM OF CONSENT

                                (front of card)
CONSENT                                                                  CONSENT

                     AMERICAN RETIREMENT VILLAS PROPERTIES,
                        A CALIFORNIA LIMITED PARTNERSHIP
                              (THE "PARTNERSHIP")

         THIS CONSENT is solicited on behalf of the Partnership by the Managing Partner, ARV Assisted Living, Inc. THIS SOLICITATION OF CONSENTS EXPIRES ON OCTOBER 2, 1995 UNLESS EXTENDED OR TERMINATED EARLIER. YOUR VOTE WILL BE RECORDED IN ACCORDANCE WITH THE INSTRUCTIONS BELOW. IF NO INSTRUCTIONS ARE INDICATED ON THIS CONSENT, BY YOUR SIGNATURE YOU WILL BE DEEMED TO HAVE CONSENTED TO THE PROPOSAL.

         The Proposal is to authorize:

o the sale of the Properties pursuant to the Agreement dated as of June 28, 1995 between the Partnership and Nationwide Health Properties, Inc. and, following such sale, the distribution of the Proceeds of Sale (as defined in the Statement) in accordance with the terms of the Partnership Agreement, and the subsequent termination, dissolution and winding up of the Partnership ("Sale and Liquidation").

         You may vote on the Proposal described below by marking one of the following boxes:
         [ ]  FOR                    [ ]  AGAINST                   [ ]  ABSTAIN

SIGNED BUT UNMARKED CONSENTS WILL BE DEEMED TO APPROVE THE SALE AND LIQUIDATION, AND WILL BE DEEMED, PURSUANT TO THE PARTNERSHIP AGREEMENT, TO HAVE DIRECTED THE MANAGING PARTNER TO VOTE TO APPROVE THE TRANSACTION.

                          (continued on reverse side)
                              (back side of card)
         The undersigned, a Unitholder of the Partnership, acting with respect to all of the Partnership units held by the undersigned, hereby acknowledges receipt of the Consent Solicitation Statement dated August 29, 1995 ("Statement"), including the form of Agreement dated as of June 28, 1995 between the Partnership and Nationwide Health Properties, Inc. and acts and
concerns as follows:                 Dated:                                 1995
                                           -------------------------------,

                                     -------------------------------------------
                                                      Signature

                                     -------------------------------------------
                                             Signature (if held jointly)

                                     -------------------------------------------
                                                      Title
                                     Please sign exactly as name appears hereon.
                                     When interests are held by joint tenants, both should sign. When signing as an attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


PLEASE MARK, SIGN, DATE AND RETURN THIS CONSENT PROMPTLY USING THE ENCLOSED PRE-PAID ENVELOPE OR DELIVER TO : The Herman Group, Inc., 13760 Noel Road, Suite 320, Dallas, Texas 75240. If you have any questions, please call (800) 747-2966. Facsimile copies of the Consent properly completed and duly executed, will be accepted at (214) 991-4422 or (214) 991-4432.

                                   APPENDIX B

                            FORM OF FAIRNESS OPINION


American Retirement Villas Properties
245 Fischer Avenue, D-1
Costa Mesa, California 92626

Gentlemen:

      You have advised us that the general partners (the "General Partners") of American Retirement Villas Properties, a California limited partnership (the "Partnership") are contemplating a transaction in which the real estate owned by the Partnership -- four assisted living retirement housing properties (the "Properties") -- will be sold to Nationwide Health Properties, Inc. (the "Purchaser") subject to, among other matters, the requisite approval of the limited partners of the Partnership (the "Proposed Sale"). You have further advised us that in connection with the Proposed Sale the Properties will be sold to the Purchaser for $22,700,000 in cash (the "Consideration"), and that the Properties will simultaneously be leased back to ARV Assisted Living, Inc., the Managing Partner (the "Leaseback").

      You have requested that Robert A. Stanger & Co., Inc. ("Stanger") provide to the Partnership an opinion as to whether the Consideration to be received by the Partnership in connection with the Proposed Sale is fair to the limited partners from a financial point of view.

      In the course of our analysis for rendering this opinion, we have, among other things:

- Reviewed the historical operating statements for each of the Properties for the years ended December 31, 1992, 1993, and 1994, and the six months ended June 30, 1995;

-     Reviewed the 1995 operating budget for each of the Properties;

- Reviewed descriptive information concerning each Property, including location, number of units, amenities and services, age, and land acreage;

- Reviewed data concerning conditions in the market of each Property and surveys prepared by management of each Property of competitive facilities in the market area of the subject;

- Discussed with management of the Partnership and the Properties the historical operating statements, future prospects, operating projections, and current valuation estimates and appraisals, and factors influencing values for each Property;

- Performed site inspections of each of the Properties, and observed certain competitive properties in the market area of each Property;

- Discussed with management industry trends and outlook, conditions in the local markets and market conditions for sales and acquisitions of properties of the type owned by the Partnership, and the historical financial statements and budgeted and projected operations of the Properties and the Partnership;

- Reviewed Appraisals of the Properties provided by an independent appraisal firm, Senior Living Valuation Services, Inc. (the "Appraiser"), and discussed with the Appraiser the firm's experience and qualifications, the appraisal methodologies employed, research conducted, assumptions and limitations of the appraisals, and appraisal results;

- Reviewed recent surveys of buyer's acquisition criteria for income-producing properties similar to the Properties and data on sales transactions involving similar properties;

- Reviewed summaries prepared by management relating to the terms of the Proposed Sale and Leaseback of the Properties;

- Reviewed the annual reports of the Partnership on Form 10-K for the years ending December 31, 1992, 1993 and 1994 and the quarterly report of the Partnership on Form 10-Q for the quarter ending June 30, 1995; and

- Conducted such other studies, analyses, inquiries and investigations as we deemed appropriate.

      In rendering this opinion, we have relied upon and assumed, without independent verification, the accuracy and completeness of all financial information and data, and all other reports and information that were provided or otherwise communicated to us by the Partnership, the General Partners or management of the Properties. We have not performed an independent appraisal of the Properties or other assets and liabilities of the Partnership and have relied upon and assumed the accuracy and completeness of the appraisal. We have also relied upon the assurances of the Partnership, the General Partners and management of the Properties that any financial statements, budget projections, or value estimates contained in the Consent Solicitation Statement or otherwise provided or communicated to us were reasonably prepared on bases consistent with actual historical experience and reflecting the best currently available estimates and good faith judgments; that no material changes have occurred in the appraised values of the Properties or the information reviewed between the date of the Appraisals or the date the other information was provided and the date of this letter; that the Partnership, the General Partners and/or their affiliates, and the management of the Properties are not aware of any information or facts that would cause the information supplied to us to be incomplete or misleading in any material respect; and that the Proposed Sale does not violate the terms of the Partnership Agreement or any applicable federal or state law.

      We have not been requested to, and therefore did not: (i) select the method of determining the Consideration offered to the Partnership; (ii) make any recommendation to the Partnership or its partners with respect to whether to approve or reject the Proposed Sale; (iii) express any opinion as to (a) the tax consequences of the Proposed Sale to the limited partners, (b) the terms of the Partnership Agreement or any agreements or contracts between the Partnership, the General Partners and/or their affiliates, or the terms of the Leaseback of the Properties, (c) any adjustments made to arrive at the net amounts distributable to the partners, including, but not limited to, balance sheet adjustments, and other expenses and fees associated with the Proposed Sale, (d) the General Partners' business decision to effect the Proposed Sale, including, but not limited to, the decision not to solicit bids for the Properties, or (e) alternatives to the Proposed Sale. Further, we are not expressing any opinion as to the fairness of any terms of the Proposed Sale other than the Consideration to be paid to the Partnership. Our opinion is based on business, economic, real estate market, and other conditions as of the date of our analysis and addresses the Proposed Sale of the Property as currently improved in the context of information available as of the date of our analysis. Events occurring after that date could affect the Properties or the assumptions used in preparing the opinion.

      Based upon and subject to the foregoing, it is our opinion that as of the date of this letter the Consideration to be received by the Partnership in connection with the Proposed Sale of the

Partnership's portfolio of Properties is fair to the limited partners of the Partnership from a financial point of view.

Yours truly,



Robert A. Stanger & Co., Inc.
Shrewsbury, New Jersey
_______________________, 1995